UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22758

PIMCO Dynamic Credit and Mortgage Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Semiannual Report

December 31, 2018

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Income Opportunity Fund | PKO | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Credit and Mortgage Income Fund | PCI | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Closed-End Funds Semiannual Report, which covers the six-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% during the second quarter of 2018, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. After raising rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as longer-term rates fell more than short-term rates. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, down from 2.85% on June 30, 2018. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.96% over the six months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 1.65% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.34% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 0.65% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.25% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first half of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.85% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.49% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -9.10%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -9.45% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.14%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $70 a barrel, but by the end it was roughly $45 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices rose, whereas copper prices declined during the reporting period.

2	PIMCO CLOSED-END FUNDS

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 1.92% and 3.53% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 0.97% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Peter G. Strelow
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

PGP and other Funds may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a

4	PIMCO CLOSED-END FUNDS

floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of PGP’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its net asset value with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent.

In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets or the daily net asset value of a Fund (including any assets attributable to certain types of leverage outstanding), as applicable, PIMCO has a financial incentive for the Funds to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage,

SEMIANNUAL REPORT	DECEMBER 31, 2018	5

Important Information About the Funds (Cont.)

political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. Investments in subordinate mortgage-backed and other asset-backed instruments may be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine

6	PIMCO CLOSED-END FUNDS

tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed-income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European

SEMIANNUAL REPORT	DECEMBER 31, 2018	7

Important Information About the Funds (Cont.)

countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Certain Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the parent Fund may hold directly. References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, a Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of certain Funds and/or their Subsidiaries to operate as described in this report and could adversely affect the Funds.

Certain Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., a Fund or its Subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If a Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians,

8	PIMCO CLOSED-END FUNDS

distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment.

Shares of closed-end investment management companies, such as the Funds, frequently trade at a discount from their net asset value and may trade at a price that is less than the initial offering price of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default

SEMIANNUAL REPORT	DECEMBER 31, 2018	9

Important Information About the Funds (Cont.)

swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a

Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and is available without charge, upon request by calling the Funds at (844) 33-PIMCO and on the Funds’ website at www.pimco.com.

The SEC adopted a rule that, beginning in 2021, will generally allow funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

10	PIMCO CLOSED-END FUNDS

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of 12/31/2018†§

Asset-Backed Securities	45.7%

Non-Agency Mortgage-Backed Securities	29.1%

Corporate Bonds & Notes	9.0%

Loan Participations and Assignments	4.8%

Short-Term Instruments	4.7%

U.S. Government Agencies	3.5%

Real Estate Investment Trusts	1.1%

Preferred Securities	1.0%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2018)(1)

Market Price	$10.15

NAV	$9.81

Premium/(Discount) to NAV	3.47%

Market Price Distribution Rate(2)	9.46%

NAV Distribution Rate(2)	9.79%

Total Effective Leverage(3)	39%

Average Annual Total Return(1) for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	(7.22)%	(4.03)%	7.95%	17.41%	8.75%
NAV	0.56%	4.65%	8.21%	18.04%	9.16%

All Fund returns are net of fees and expenses.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PCM Fund, Inc.’s primary investment objective is to achieve high current income. Capital gains from the disposition of investments are a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as intermediate rates declined.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to commercial mortgage-backed securities contributed to absolute performance, as the asset class generated positive performance.

»	Exposure to high yield corporate bonds detracted from absolute performance, as the asset class posted negative total returns.

»	Exposure to non-agency residential mortgage-backed securities detracted from absolute performance, due to falling prices and security selection.

»	Exposure to special situation corporate debt detracted from performance amid the broader weakness in corporate credit.

SEMIANNUAL REPORT	DECEMBER 31, 2018	11

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	25.1%

Corporate Bonds & Notes	23.7%

Non-Agency Mortgage-Backed Securities	17.8%

Short-Term Instruments	13.0%

Asset-Backed Securities	9.3%

Preferred Securities	2.6%

Sovereign Issues	2.5%

Loan Participations and Assignments	2.4%

Real Estate Investment Trusts	1.2%

Municipal Bonds & Notes	1.2%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2018)(1)

Market Price	$11.68

NAV	$8.89

Premium/(Discount) to NAV	31.38%

Market Price Distribution Rate(2)	12.53%

NAV Distribution Rate(2)	16.47%

Total Effective Leverage(3)	33%

Average Annual Total Return(1) for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	(17.53)%	(15.08)%	(2.41)%	14.84%	8.27%
NAV	(8.97)%	(8.95)%	6.74%	19.27%	11.18%

All Fund returns are net of fees and expenses.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the S&P 500 Index returned -6.85%.

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index detracted from absolute returns, as the MSCI EAFE Index returned -11.35%.

»	A defensive options strategy involving written calls and purchased puts on the S&P 500 Index contributed to absolute performance, as the S&P 500 Index returned -6.85% during the period.

»	U.S. duration strategies contributed to returns, driven by exposure to intermediate rates where yield decreased.

»	Holdings of non-agency mortgages contributed to absolute returns, as this sector generated positive returns.

»	Holdings of high yield corporate debt detracted from returns.

»	Exposure to Argentina external bonds detracted from absolute returns, as spreads widened.

12	PIMCO CLOSED-END FUNDS

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown as of 12/31/2018†§

Corporate Bonds & Notes	32.0%

Asset-Backed Securities	25.3%

Non-Agency Mortgage-Backed Securities	24.5%

Loan Participations and Assignments	5.9%

Short-Term Instruments	3.3%

Sovereign Issues	2.5%

Preferred Securities	1.6%

U.S. Government Agencies	1.6%

Real Estate Investment Trusts	1.2%

Common Stocks	1.2%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2018)(1)

Market Price	$25.39

NAV	$23.72

Premium/(Discount) to NAV	7.04%

Market Price Distribution Rate(2)	8.98%

NAV Distribution Rate(2)	9.61%

Total Effective Leverage(3)	34%

Average Annual Total Return(1) for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (11/30/07)
Market Price	(1.24)%	8.80%	9.79%	16.65%	12.02%
NAV	0.65%	3.30%	8.49%	15.85%	11.81%

All Fund returns are net of fees and expenses.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Opportunity Fund’s investment objective is to seek current income as a primary focus and also capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as intermediate rates declined.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to commercial mortgage-backed securities contributed to absolute performance, as the asset class generated positive performance.

»	Exposure to high yield corporate bonds detracted from absolute performance, as the asset class posted negative total returns.

»	Exposure to non-agency residential mortgage-backed securities detracted from absolute performance, due to falling prices and security selection.

»	Exposure to special situation corporate debt detracted from performance amid the broader weakness in corporate credit.

SEMIANNUAL REPORT	DECEMBER 31, 2018	13

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	67.5%

Non-Agency Mortgage-Backed Securities	9.1%

Corporate Bonds & Notes	8.3%

Asset-Backed Securities	6.1%

U.S. Treasury Obligations	5.7%

Loan Participations and Assignments	1.5%

Short-Term Instruments	0.1%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2018)(1)

Market Price	$9.68

NAV	$6.93

Premium/(Discount) to NAV	39.68%

Market Price Distribution Rate(2)	8.93%

NAV Distribution Rate(2)	12.47%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	4.74%	15.91%	10.64%	13.58%	9.44%
NAV	0.60%	0.93%	6.35%	13.15%	8.68%

All Fund returns are net of fees and expenses.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as intermediate rates declined.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to commercial mortgage-backed securities contributed to absolute performance, as the asset class generated positive performance.

»	Exposure to high yield corporate bonds detracted from absolute performance, as the asset class posted negative total returns.

»	Exposure to non-agency residential mortgage-backed securities detracted from absolute performance, due to falling prices and security selection.

»	Exposure to investment grade corporate bonds detracted from absolute performance, as the asset class underperformed like-duration Treasuries.

14	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown as of 12/31/2018†§

Asset-Backed Securities	35.4%

Non-Agency Mortgage-Backed Securities	26.5%

Corporate Bonds & Notes	23.4%

Loan Participations and Assignments	4.2%

U.S. Government Agencies	2.5%

Sovereign Issues	2.0%

Short-Term Instruments	1.9%

Preferred Securities	1.6%

Other	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2018)(1)

Market Price	$21.05

NAV	$22.40

Premium/(Discount) to NAV	(6.03)%

Market Price Distribution Rate(2)	9.35%

NAV Distribution Rate(2)	8.79%

Total Effective Leverage(3)	47%

Average Annual Total Return(1) for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	Commencement of Operations (01/31/13)
Market Price	(5.23)%	3.87%	10.03%	7.90%
NAV	(0.09)%	4.89%	9.16%	9.27%

All Fund returns are net of fees and expenses.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as intermediate rates declined.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to commercial mortgage-backed securities contributed to absolute performance, as the asset class generated positive performance.

»	Exposure to high yield corporate bonds detracted from absolute performance, as the asset class posted negative total returns.

»	Exposure to non-agency residential mortgage-backed securities detracted from absolute performance, due to falling prices and security selection.

»	Exposure to investment grade corporate bonds detracted from absolute performance, as the asset class underperformed like-duration Treasuries.

SEMIANNUAL REPORT	DECEMBER 31, 2018	15

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of 12/31/2018†§

Non-Agency Mortgage-Backed Securities	39.2%

Asset-Backed Securities	25.7%

Corporate Bonds & Notes	21.0%

Loan Participations and Assignments	4.0%

Short-Term Instruments	3.2%

U.S. Government Agencies	2.6%

Sovereign Issues	1.8%

Other	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2018)(1)

Market Price	$29.18

NAV	$27.26

Premium/(Discount) to NAV	7.04%

Market Price Distribution Rate(2)	9.07%

NAV Distribution Rate(2)	9.71%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2018

	6 Month*	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	(2.64)%	7.97%	14.10%	16.07%
NAV	0.29%	5.79%	11.82%	15.90%

All Fund returns are net of fees and expenses.

* Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as intermediate rates declined.

»	Exposure to the U.S. dollar contributed to absolute performance, as the dollar appreciated against most major currencies.

»	Exposure to commercial mortgage-backed securities contributed to absolute performance, as the asset class generated positive performance.

»	Exposure to high yield corporate bonds detracted from absolute performance, as the asset class posted negative total returns.

»	Exposure to non-agency residential mortgage-backed securities detracted from absolute performance, due to falling prices and security selection.

»	Exposure to investment grade corporate bonds detracted from absolute performance, as the asset class underperformed like-duration Treasuries.

16	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2018	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

07/01/2018 - 12/31/2018+	$10.23	$0.38	$(0.32)	$0.06	$(0.48)	$0.00	$0.00	$(0.48)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)

06/30/2016	10.68	1.22	(1.23)	(0.01)	(0.96)	0.00	0.00	(0.96)

01/01/2015 - 06/30/2015(e)	10.72	0.44	0.00	0.44	(0.48)	0.00	0.00	(0.48	)(i)

12/31/2014	11.17	0.94	(0.34)	0.60	(1.05)	0.00	0.00	(1.05)

12/31/2013	11.35	1.12	(0.20)	0.92	(1.10)	0.00	0.00	(1.10)

PIMCO Global StocksPLUS® & Income Fund

07/01/2018 - 12/31/2018+	$10.50	$0.57	$(1.45)	$(0.88)	$(0.73)	$0.00	$0.00	$(0.73)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)

06/30/2016	12.88	1.15	(2.07)	(0.92)	(2.02)	0.00	(0.18)	(2.20)

04/01/2015 - 06/30/2015(f)	12.82	0.34	0.27	0.61	(0.55)	0.00	0.00	(0.55	)(i)

03/31/2015	14.72	1.15	(0.85)	0.30	(2.20)	0.00	0.00	(2.20)

03/31/2014	14.32	1.39	1.21	2.60	(2.20)	0.00	0.00	(2.20)

PIMCO Income Opportunity Fund

07/01/2018 - 12/31/2018+	$25.06	$1.01	$(0.89)	$0.12	$(1.51)	$0.00	$0.00	$(1.51)

06/30/2018	25.17	2.18	(0.01)	2.17	(2.28)	0.00	0.00	(2.28)

06/30/2017	22.59	2.28	2.92	5.20	(2.56)	0.00	(0.06)	(2.62)

06/30/2016	25.94	2.33	(2.89)	(0.56)	(2.28)	(0.51)	0.00	(2.79)

11/01/2014 - 06/30/2015(g)	28.38	1.54	(0.86)	0.68	(2.34)	(0.77)	(0.01)	(3.12	)(i)

10/31/2014	28.67	2.71	(0.12)	2.59	(2.88)	0.00	0.00	(2.88)

10/31/2013	27.86	2.87	0.77	3.64	(2.83)	0.00	0.00	(2.83)

PIMCO Strategic Income Fund, Inc.

07/01/2018 - 12/31/2018+	$7.32	$0.36	$(0.32)	$0.04	$(0.43)	$0.00	$0.00	$(0.43)

06/30/2018	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

06/30/2017	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)

06/30/2016	8.58	0.76	(0.45)	0.31	(1.00)	0.00	0.00	(1.00)

02/01/2015 - 06/30/2015(h)	8.57	0.30	0.11	0.41	(0.40)	0.00	0.00	(0.40	)(i)

01/31/2015	9.24	0.90	(0.55)	0.35	(1.02)	0.00	0.00	(1.02)

01/31/2014	9.66	0.99	(0.30)	0.69	(1.11)	0.00	0.00	(1.11)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)

07/01/2018 - 12/31/2018+	$23.74	$1.01	$(1.02)	$(0.01)	$(1.33)	$0.00	$0.00	$(1.33)

06/30/2018	22.91	1.95	0.85	2.80	(1.97)	0.00	0.00	(1.97)

06/30/2017	20.43	1.62	3.46	5.08	(2.60)	0.00	0.00	(2.60)

06/30/2016	23.00	2.01	(2.40)	(0.39)	(2.18)	0.00	0.00	(2.18)

01/01/2015 - 06/30/2015(e)	22.83	0.76	0.35	1.11	(0.94)	0.00	0.00	(0.94	)(i)

12/31/2014	24.04	1.79	(0.53)	1.26	(2.47)	0.00	0.00	(2.47)

01/31/2013 - 12/31/2013	23.88	1.33	0.76	2.09	(1.68)	(0.24)	0.00	(1.92)

PIMCO Dynamic Income Fund (Consolidated)

07/01/2018 - 12/31/2018+	$28.98	$1.34	$(1.34)	$0.00	$(1.82)	$0.00	$0.00	$(1.82)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)

04/01/2015 - 06/30/2015(f)	30.74	0.80	0.47	1.27	(0.63)	0.00	0.00	(0.63	)(i)

03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)

03/31/2014	30.69	3.70	1.24	4.94	(3.29)	(0.23)	0.00	(3.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

(c)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(e)	Fiscal year end changed from December 31st to June 30th.
(f)	Fiscal year end changed from March 31st to June 30th.
(g)	Fiscal year end changed from October 31st to June 30th.
(h)	Fiscal year end changed from January 31st to June 30th.
(i)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
										Ratios to Average Net Assets
Increase resulting from at-the-market offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$9.81	$10.15	(7.22)%	$113,711	3.23	%*	3.23	%*	1.40	%*	1.40	%*	7.46	%*	6%

	N/A		N/A	10.23	11.45	11.48	118,512	3.06		3.06		1.43		1.43		8.55		9

	N/A		N/A	10.15	11.23	33.80	117,402	3.05		3.05		1.54		1.54		9.81		13

	N/A		N/A	9.71	9.72	6.91	112,099	2.69		2.69		1.58		1.58		12.25		12

	N/A		N/A	10.68	10.05	(1.28)	123,235	2.26	*	2.26	*	1.54	*	1.54	*	8.32	*	20

	N/A		N/A	10.72	10.65	0.34	123,633	1.89		1.89		1.40		1.40		8.38		11

	N/A		N/A	11.17	11.65	6.49	128,672	2.05		2.05		1.52		1.52		9.75		6

$	N/A	$	N/A	$8.89	$11.68	(17.53)%	$96,242	2.31	%*	2.31	%*	1.45	%*	1.45	%*	11.22	%*	206%

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36		2.36		1.48		1.48		9.84		63

	N/A		N/A	11.18	18.40	5.06	119,538	3.20		3.20		1.88		1.88		11.09		25

	N/A		N/A	9.76	19.53	31.38	103,627	2.75		2.75		1.82		1.82		10.56		26

	N/A		N/A	12.88	16.92	(21.82)	135,468	2.34	*	2.34	*	1.72	*	1.72	*	10.35	*	3

	N/A		N/A	12.82	22.27	4.05	134,594	2.30		2.30		1.78		1.78		8.29		92

	N/A		N/A	14.72	23.67	19.44	153,393	1.94		1.94		1.67		1.67		9.62		197

	$0.05		$0.00	$23.72	$25.39	(1.24)%	$370,699	2.85	%*	2.85	%*	1.54	%*	1.54	%*	8.11	%*	11%

	N/A		N/A	25.06	27.31	11.13	379,378	2.99		2.99		1.64		1.64		8.58		17

	N/A		N/A	25.17	26.85	30.30	378,706	2.94		2.94		1.72		1.72		9.57		28

	N/A		N/A	22.59	23.00	7.87	338,292	2.63		2.63		1.73		1.73		9.99		16

	N/A		N/A	25.94	24.20	0.22	388,353	2.43	*	2.43	*	1.79	*	1.79	*	8.93	*	14

	N/A		N/A	28.38	27.26	4.39	424,632	2.01		2.01		1.65		1.65		9.44		175

	N/A		N/A	28.67	28.90	6.81	426,561	1.93		1.93		1.66		1.66		10.03		65

$	N/A	$	N/A	$6.93	$9.68	4.74%	$299,621	3.06	%*	3.06	%*	0.97	%*	0.97	%*	9.95	%*	10%

	N/A		N/A	7.32	9.68	4.59	314,540	1.85		1.85		0.97		0.97		10.12		5

	N/A		N/A	7.75	10.19	17.12	329,673	1.52		1.52		0.97		0.97		8.94		8

	N/A		N/A	7.89	9.61	24.14	332,051	1.27		1.27		0.96		0.96		9.43		39

	N/A		N/A	8.58	8.69	(5.81)	357,692	1.16	*	1.16	*	0.96	*	0.96	*	8.58	*	17

	N/A		N/A	8.57	9.65	5.92	355,942	1.18		1.18		0.98		0.98		10.01		90

	N/A		N/A	9.24	10.12	(4.58)	379,762	1.39		1.39		1.00		1.00		10.48		208

$	N/A	$	N/A	$22.40	$21.05	(5.23)%	$3,077,538	4.49	%*	4.49	%*	2.08	%*	2.08	%*	8.49	%*	8%

	N/A		N/A	23.74	23.57	15.03	3,257,195	4.20		4.20		2.10		2.10		8.30		22

	N/A		N/A	22.91	22.32	32.10	3,144,154	3.80		3.80		2.09		2.09		7.41		32

	N/A		N/A	20.43	19.13	6.69	2,804,003	3.20		3.20		2.03		2.03		9.63		26

	N/A		N/A	23.00	20.18	2.23	3,155,689	2.63	*	2.63	*	1.97	*	1.97	*	6.71	*	31

	N/A		(0.00)	22.83	20.65	2.68	3,132,146	2.36		2.36		1.91		1.91		7.29		35

	N/A		(0.01)	24.04	22.48	(2.79)	3,298,673	1.52	*	1.52	*	1.42	*	1.42	*	6.06	*	76

	$0.10		$0.00	$27.26	$29.18	(2.64)%	$1,536,711	3.80	%*	3.80	%*	1.85	%*	1.85	%*	9.29	%*	6%

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07		4.07		2.01		2.01		10.26		9

	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08		4.08		2.14		2.14		9.58		20

	N/A		N/A	26.56	27.57	13.75	1,222,499	3.60		3.60		2.12		2.12		13.67		13

	N/A		N/A	31.38	29.21	2.87	1,426,891	2.83	*	2.83	*	2.01	*	2.01	*	10.23	*	5

	N/A		N/A	30.74	29.00	9.04	1,397,987	3.12		3.12		2.12		2.12		9.98		10

	N/A		N/A	32.11	30.32	9.62	1,458,961	3.15		3.15		2.17		2.17		11.90		18

SEMIANNUAL REPORT	DECEMBER 31, 2018	19

Statements of Assets and Liabilities

December 31, 2018 (Unaudited)

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$174,140	$183,727	$525,515	$1,216,167
Financial Derivative Instruments
Exchange-traded or centrally cleared	247	1,043	818	25
Over the counter	0	1,345	264	149
Cash	0	5	80	0
Deposits with counterparty	2,508	3,802	7,916	14,137
Foreign currency, at value	0	48	408	732
Receivable for investments sold	2,313	537	7,905	2,048
Receivable for mortgage dollar rolls	0	0	0	370,939
Receivable for TBA investments sold	0	43,692	0	0
Receivable for Fund shares sold	0	0	1,041	0
Interest and/or dividends receivable	942	1,601	4,920	4,166
Other assets	11	1	116	2
Total Assets	180,161	235,801	548,983	1,608,365

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$61,313	$39,441	$162,210	$196,488
Payable for sale-buyback transactions	0	0	0	56,304
Payable for mortgage dollar rolls	0	0	0	370,939
Financial Derivative Instruments
Exchange-traded or centrally cleared	135	2,294	512	1,214
Over the counter	1,139	7,302	1,969	2,401
Payable for investments purchased	2,689	3,102	9,581	980
Payable for TBA investments purchased	0	84,152	0	665,557
Payable for unfunded loan commitments	50	71	0	0
Deposits from counterparty	65	1,752	579	11,230
Distributions payable to common shareholders	927	1,320	2,958	3,112
Overdraft due to custodian	0	0	0	50
Accrued management fees	129	122	468	234
Other liabilities	3	3	7	235
Total Liabilities	66,450	139,559	178,284	1,308,744

Net Assets	$113,711	$96,242	$370,699	$299,621

Net Asset Consist of:

Shares:
Par value^	$0	$0	$0	$0
Paid in capital in excess of par	110,906	136,411	359,468	359,291
Distributable earnings (accumulated loss)	2,805	(40,169)	11,231	(59,670)

Net Assets Applicable to Common Shareholders	$113,711	$96,242	$370,699	$299,621

Common Shares Outstanding	11,588	10,823	15,628	43,221

Net Asset Value Per Common Share	$9.81	$8.89	$23.72	$6.93

Cost of investments in securities	$169,009	$187,732	$515,088	$1,236,839
Cost of foreign currency held	$0	$48	$431	$726
Cost or premiums of financial derivative instruments, net	$(584)	$5,867	$(8,972)	$8,188

* Includes repurchase agreements of:	$6,923	$10,711	$13,971	$1,698

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

December 31, 2018 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:

Investments, at value
Investments in securities*	$5,479,170	$2,531,499
Investments in Affiliates	10,091	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,230	2,669
Over the counter	3,018	971
Cash	290	0
Deposits with counterparty	111,939	28,158
Foreign currency, at value	0	1,894
Receivable for investments sold	67,665	2,986
Interest and/or dividends receivable	43,303	18,549
Other assets	8	185
Total Assets	5,721,714	2,586,911

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,568,264	$1,006,534
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,338	2,378
Over the counter	22,133	13,976
Payable for investments purchased	13,763	10,889
Payable for unfunded loan commitments	1,294	0
Deposits from counterparty	5,156	1,492
Distributions payable to common shareholders	22,537	12,419
Overdraft due to custodian	1,230	67
Accrued management fees	5,396	2,417
Other liabilities	65	28
Total Liabilities	2,644,176	1,050,200

Net Assets	$3,077,538	$1,536,711

Net Asset Consist of:

Shares:
Par value^	$1	$1
Paid in capital in excess of par	3,277,820	1,415,426
Distributable earnings (accumulated loss)	(200,283)	121,284

Net Assets Applicable to Common Shareholders	$3,077,538	$1,536,711

Common Shares Outstanding	137,367	56,384

Net Asset Value Per Common Share	$22.40	$27.26

Cost of investments in securities	$5,465,654	$2,390,096
Cost of investments in Affiliates	$7,639	$0
Cost of foreign currency held	$0	$1,897
Cost or premiums of financial derivative instruments, net	$(7,792)	$(35,120)

* Includes repurchase agreements of:	$71,865	$59,388

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)

SEMIANNUAL REPORT	DECEMBER 31, 2018	21

Statements of Operations

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$5,910	$6,919	$19,489	$19,883
Dividends	399	520	1,577	218
Total Income	6,309	7,439	21,066	20,101

Expenses:

Management fees	811	786	2,905	1,476
Trustee fees and related expenses	6	7	21	16
Interest expense	1,082	472	2,511	3,226
Miscellaneous expense	11	4	34	3
Total Expenses	1,910	1,269	5,471	4,721

Net Investment Income (Loss)	4,399	6,170	15,595	15,380

Net Realized Gain (Loss):

Investments in securities	(12)	1,298	8,045	(6,390)
Exchange-traded or centrally cleared financial derivative instruments	1,184	4,589	(47)	150
Over the counter financial derivative instruments	194	1,817	2,897	2,554
Foreign currency	0	(119)	(79)	(181)

Net Realized Gain (Loss)	1,366	7,585	10,816	(3,867)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,111)	(7,887)	(27,773)	(1,381)
Exchange-traded or centrally cleared financial derivative instruments	221	(8,103)	3,307	(7,747)
Over the counter financial derivative instruments	(205)	(7,367)	(338)	(910)
Foreign currency assets and liabilities	(3)	(53)	18	55

Net Change in Unrealized Appreciation (Depreciation)	(5,098)	(23,410)	(24,786)	(9,983)

Net Increase (Decrease) in Net Assets Resulting from Operations	$667	$(9,655)	$1,625	$1,530

* Foreign tax withholdings	$0	$0	$0	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:

Interest, net of foreign taxes*	$200,045	$104,201
Dividends	11,020	1,583
Total Income	211,065	105,784

Expenses:

Management fees	33,607	14,837
Trustee fees and related expenses	183	84
Interest expense	39,203	15,743
Miscellaneous expense	42	27
Total Expenses	73,035	30,691

Net Investment Income (Loss)	138,030	75,093

Net Realized Gain (Loss):

Investments in securities	23,531	8,662
Exchange-traded or centrally cleared financial derivative instruments	6,526	13,116
Over the counter financial derivative instruments	33,313	12,568
Foreign currency	(4,293)	(494)

Net Realized Gain (Loss)	59,077	33,852

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(208,781)	(99,914)
Investments in Affiliates	(765)	0
Exchange-traded or centrally cleared financial derivative instruments	20,344	(6,386)
Over the counter financial derivative instruments	(8,014)	(3,023)
Foreign currency assets and liabilities	(2,961)	(1,014)

Net Change in Unrealized Appreciation (Depreciation)	(200,177)	(110,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,070)	$(1,392)

* Foreign tax withholdings	$10	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2018	23

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,399	$10,158	$6,170	$11,727
Net realized gain (loss)	1,366	3,921	7,585	5,180
Net change in unrealized appreciation (depreciation)	(5,098)	(1,808)	(23,410)	(7,188)

Net Increase (Decrease) in Net Assets Resulting from Operations	667	12,271	(9,655)	9,719

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains*	(5,561)	(11,341)	(7,908)	(15,394)
Tax basis return of capital	0	0	0	(1,915)

Total Distributions to Common Shareholders(a)	(5,561)	(11,341)	(7,908)	(17,309)

Common Share Transactions**:

Net proceeds from at-the-market offering	0	0	0	0
At-the-market offering costs	0	0	0	0
Issued as reinvestment of distributions	93	180	601	1,256

Total increase (decrease) in Net assets	(4,801)	1,110	(16,962)	(6,334)

Net Assets Applicable to Common Shareholders:

Beginning of period	118,512	117,402	113,204	119,538
End of period	$113,711	$118,512	$96,242	$113,204

** Common Share Transactions:

Shares sold	0	0	0	0
Shares issued as reinvestment of distributions	8	17	44	85
Net increase (decrease) in common shares outstanding	8	17	44	85

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions—Common Shares in the Notes to Financial Statements for more information.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

$15,595	$32,852	$15,380	$32,874
10,816	6,410	(3,867)	14,833
(24,786)	(6,591)	(9,983)	(29,935)

1,625	32,671	1,530	17,772

(23,323)	(34,421)	(18,629)	(36,951)
0	0	0	0

(23,323)	(34,421)	(18,629)	(36,951)

11,277	0	0	0
31	0	0	0
1,711	2,422	2,180	4,046

(8,679)	672	(14,919)	(15,133)

379,378	378,706	314,540	329,673
$370,699	$379,378	$299,621	$314,540

420	0	0	0
68	95	235	451
488	95	235	451

SEMIANNUAL REPORT	DECEMBER 31, 2018	25

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$138,030	$268,053	$75,093	$149,825
Net realized gain (loss)	59,077	14,283	33,852	294
Net change in unrealized appreciation (depreciation)	(196,961)	100,860	(110,337)	7,049

Net Increase (Decrease) in Net Assets Resulting from Operations	146	383,196	(1,392)	157,168

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains*	(183,233)	(270,155)	(102,118)	(134,192)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(183,233)	(270,155)	(102,118)	(134,192)

Common Share Transactions**:

Net proceeds from at-the-market offering	0	0	54,997	166,334
At-the-market offering costs	0	0	6	(104)
Issued as reinvestment of distributions	3,430	0	9,695	13,643

Net increase (decrease) resulting from common share transactions	3,430	0	64,698	179,873

Total increase (decrease) in net assets applicable to common shareholders	(179,657)	113,041	(38,812)	202,849

Net Assets Applicable to Common Shareholders:

Beginning of period	3,257,195	3,144,154	1,575,523	1,372,674
End of period	$3,077,538	$3,257,195	$1,536,711	$1,575,523

** Common Share Transactions:

Shares sold	0	0	1,702	5,434
Shares issued as reinvestment of distributions	146	0	321	467
Net increase (decrease) in common shares outstanding	146	0	2,023	5,901

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$667	$(9,655)	$1,625	$1,530

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(15,048)	(348,225)	(76,593)	(154,660)
Proceeds from sales of long-term securities	16,100	340,609	73,820	135,035
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,324	(11,057)	710	1,733
(Increase) decrease in deposits with counterparty	(736)	589	2,452	(1,426)
(Increase) decrease in receivable for investments sold	592	(35,055)	3,246	(707)
(Increase) decrease in interest and/or dividends receivable	(82)	(23)	(280)	(892)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	1,251	(1,996)	2,795	(6,147)
Proceeds from (Payments on) over the counter financial derivative instruments	78	1,749	2,558	2,516
(Increase) decrease in other assets	0	0	(31)	0
Increase (decrease) in payable for investments purchased	1,496	44,948	6,292	(83,959)
Increase (decrease) in payable for unfunded loan commitments	(2,210)	(2,605)	(6,252)	(198)
Increase (decrease) in deposits from counterparty	(68)	290	(867)	7,129
Increase (decrease) in accrued management fees	(10)	(13)	(36)	(21)
Proceeds from (Payments on) foreign currency transactions	(3)	(108)	(44)	(126)
Increase (decrease) in other liabilities	0	1	(3)	(113)
Net Realized (Gain) Loss
Investments in securities	12	(1,298)	(8,045)	6,390
Exchange-traded or centrally cleared financial derivative instruments	(1,184)	(4,589)	47	(150)
Over the counter financial derivative instruments	(194)	(1,817)	(2,897)	(2,554)
Foreign currency	0	119	79	181
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,111	7,887	27,773	1,381
Exchange-traded or centrally cleared financial derivative instruments	(221)	8,103	(3,307)	7,747
Over the counter financial derivative instruments	205	7,367	338	910
Foreign currency assets and liabilities	3	53	(18)	(55)
Non Cash Payment in Kind	(286)	(309)	(751)	(20)
Net amortization (accretion) on investments	(180)	(229)	(2,069)	(259)

Net Cash Provided by (Used for) Operating Activities	6,617	(5,264)	20,542	(86,735)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	0	0	10,236	0
Net at-the-market offering	0	0	31	0
Increase (decrease) in overdraft due to custodian	0	(168)	0	50
Cash distributions paid*	(5,467)	(7,302)	(21,531)	(16,432)
Proceeds from reverse repurchase agreements	81,448	92,227	400,112	710,345
Payments on reverse repurchase agreements	(82,599)	(79,851)	(410,681)	(617,046)
Proceeds from sale-buyback transactions	0	0	0	2,349,495
Payments on sale-buyback transactions	0	0	0	(2,341,173)
Proceeds from mortgage dollar rolls	0	0	0	3,849,924
Payments on mortgage dollar rolls	0	0	0	(3,849,924)

Net Cash Received from (Used for) Financing Activities	(6,618)	4,906	(21,833)	85,239

Net Increase (Decrease) in Cash and Foreign Currency	(1)	(358)	(1,291)	(1,496)

Cash and Foreign Currency:

Beginning of period	1	411	1,779	2,228
End of period	$0	$53	$488	$732

* Reinvestment of distributions	$93	$601	$1,711	$2,180

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$1,067	$422	$2,632	$2,866

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2018	27

Consolidated Statements of Cash Flows

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(3,070)	$(1,392)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(685,692)	(311,007)
Proceeds from sales of long-term securities	644,022	244,465
(Purchases) Proceeds from sales of short-term portfolio investments, net	57,879	63,249
(Increase) decrease in deposits with counterparty	7,507	(2,552)
(Increase) decrease in receivable for investments sold	37,144	3,277
(Increase) decrease in interest and/or dividends receivable	(5,143)	(3,231)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	24,069	6,243
Proceeds from (Payments on) over the counter financial derivative instruments	34,230	12,803
(Increase) decrease in other assets	0	1
Increase (decrease) in payable for investments purchased	(78,864)	(16,752)
Increase (decrease) in payable for unfunded loan commitments	(33,541)	(32,252)
Increase (decrease) in deposits from counterparty	(13,265)	(2,558)
Increase (decrease) in accrued management fees	(311)	(106)
Proceeds from (Payments on) foreign currency transactions	(3,844)	(444)
Increase (decrease) in other liabilities	10	(1)
Net Realized (Gain) Loss
Investments in securities	(23,531)	(8,662)
Exchange-traded or centrally cleared financial derivative instruments	(6,526)	(13,116)
Over the counter financial derivative instruments	(33,313)	(12,568)
Foreign currency	4,293	494
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	208,781	99,914
Investments in Affiliates	765	0
Exchange-traded or centrally cleared financial derivative instruments	(20,344)	6,386
Over the counter financial derivative instruments	8,014	3,023
Foreign currency assets and liabilities	2,961	1,014
Non Cash Payment in Kind	(6,877)	(154)
Net amortization (accretion) on investments	(21,434)	(10,631)

Net Cash Provided by (Used for) Operating Activities	93,920	25,443

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1	55,680
Net at-the-market offering	0	6
Increase (decrease) in overdraft due to custodian	1,230	58
Cash distributions paid*	(179,780)	(91,896)
Proceeds from reverse repurchase agreements	5,372,158	1,796,105
Payments on reverse repurchase agreements	(5,296,459)	(1,786,499)

Net Cash Received from (Used for) Financing Activities	(102,850)	(26,546)

Net Increase (Decrease) in Cash and Foreign Currency	(8,930)	(1,103)

Cash and Foreign Currency:

Beginning of period	9,220	2,997
End of period	$290	$1,894

* Reinvestment of distributions	$3,429	$9,695

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$38,156	$16,224

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PCM Fund, Inc.

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 153.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 7.4%

Community Health Systems, Inc.
5.957% due 01/27/2021	$126	$121

Diamond Resorts Corp.
6.272% due 09/02/2023	648	606

Envision Healthcare Corp.
6.273% due 10/10/2025	100	94

Financial & Risk U.S. Holdings, Inc.
6.272% due 10/01/2025	200	188

Forbes Energy Services LLC
5.000% - 9.000% due 04/13/2021	597	599

Frontier Communications Corp.
6.280% due 06/15/2024	99	92

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(c)	3,162	2,114
TBD% due 07/30/2019 ^(c)	40	27

IRB Holding Corp.
5.682% - 6.053% due 02/05/2025	170	162

McDermott Technology Americas, Inc.
7.522% due 05/12/2025	399	373

MH Sub LLC
6.254% due 09/13/2024	20	19

Multi Color Corp.
4.522% due 10/31/2024 «	3	3

NCI Building Systems, Inc.
6.175% due 04/12/2025 «	10	9

Neiman Marcus Group Ltd. LLC
5.630% due 10/25/2020	855	729

PetSmart, Inc.
5.380% due 03/11/2022	20	16

Sequa Mezzanine Holdings LLC
7.408% due 11/28/2021 «	139	133
11.520% due 04/28/2022 «	800	768

Starfruit Finco B.V
5.599% due 10/01/2025 «	100	94

Univision Communications, Inc.
5.272% due 03/15/2024	2,116	1,924

Valeant Pharmaceuticals International, Inc.
5.129% due 11/27/2025	30	28

Verscend Holding Corp.
7.022% due 08/27/2025	30	29

West Corp.
6.527% due 10/10/2024	9	8

Westmoreland Coal Co.
TBD% - 10.896% (LIBOR03M + 8.250%) due 05/21/2019 µ	273	279

Total Loan Participations and Assignments (Cost $9,553)		8,415

CORPORATE BONDS & NOTES 13.8%

BANKING & FINANCE 4.9%

Athene Holding Ltd.
4.125% due 01/12/2028	10	9

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	24	23
5.000% due 04/20/2048	14	12

Cantor Fitzgerald LP
7.875% due 10/15/2019 (j)	740	762

CBL & Associates LP
5.950% due 12/15/2026	2	2

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	50	47
6.750% due 03/15/2022	74	74

Freedom Mortgage Corp.
8.250% due 04/15/2025	2	2

Hunt Cos., Inc.
6.250% due 02/15/2026	6	5

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (j)	1,580	1,568

iStar, Inc.
4.625% due 09/15/2020	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 09/15/2022	$10	$9

Jefferies Finance LLC
7.500% due 04/15/2021	387	388

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	14	13

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (j)	1,200	1,201

MetLife, Inc.
5.875% due 03/15/2028 •(g)	2	2

Nationstar Mortgage LLC
6.500% due 07/01/2021	146	143

Navient Corp.
5.875% due 03/25/2021 (j)	465	447
6.500% due 06/15/2022	16	15

Newmark Group, Inc.
6.125% due 11/15/2023	14	14

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	10	10

Provident Funding Associates LP
6.375% due 06/15/2025	6	5

Springleaf Finance Corp.
5.625% due 03/15/2023	200	185
6.125% due 05/15/2022 (j)	131	128
6.875% due 03/15/2025	25	22
7.750% due 10/01/2021 (j)	150	151

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)	1,174	297

WeWork Cos., Inc.
7.875% due 05/01/2025	14	13

		5,550

INDUSTRIALS 8.8%

Associated Materials LLC
9.000% due 01/01/2024 (j)	1,838	1,783

Charter Communications Operating LLC
4.200% due 03/15/2028	27	25

Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~	10	10

Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	200	198
7.625% due 03/15/2020 (j)	700	685

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6	6

Community Health Systems, Inc.
5.125% due 08/01/2021 (j)	529	493
6.250% due 03/31/2023 (j)	1,896	1,730
8.625% due 01/15/2024	136	135

CVS Pass-Through Trust
5.880% due 01/10/2028	1,140	1,202

DAE Funding LLC
4.000% due 08/01/2020	2	2
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	28	27
5.250% due 11/15/2021	100	99
5.750% due 11/15/2023	100	99

Diamond Resorts International, Inc.
7.750% due 09/01/2023	20	19
10.750% due 09/01/2024 (j)	500	451

Envision Healthcare Corp.
8.750% due 10/15/2026	382	331

Exela Intermediate LLC
10.000% due 07/15/2023	23	22

Fresh Market, Inc.
9.750% due 05/01/2023 (j)	350	254

Full House Resorts, Inc.
8.575% due 01/31/2024 «	100	92

General Electric Co.
2.200% due 01/09/2020	48	47
3.100% due 01/09/2023	17	16
3.150% due 09/07/2022	20	19
5.000% due 01/21/2021 •(g)	56	43
5.550% due 05/04/2020	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 01/05/2026	$41	$40
5.875% due 01/14/2038	4	4
6.150% due 08/07/2037	2	2
6.875% due 01/10/2039	10	10

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	25	24

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(c)	463	313
9.000% due 03/01/2021 ^(c)	374	252

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023	200	154

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	14	14

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	60	54

PetSmart, Inc.
5.875% due 06/01/2025	22	16

Radiate Holdco LLC
6.875% due 02/15/2023	10	9

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026	22	21

Sunoco LP
4.875% due 01/15/2023	10	10

T-Mobile USA, Inc.
4.750% due 02/01/2028	5	5

Transocean Pontus Ltd.
6.125% due 08/01/2025	28	27

Triumph Group, Inc.
4.875% due 04/01/2021	18	16
5.250% due 06/01/2022	4	4

UAL Pass-Through Trust
6.636% due 01/02/2024	473	492

Univision Communications, Inc.
5.125% due 05/15/2023	40	36
5.125% due 02/15/2025	28	25

ViaSat, Inc.
5.625% due 09/15/2025	18	17

VOC Escrow Ltd.
5.000% due 02/15/2028	10	9

WellCare Health Plans, Inc.
5.375% due 08/15/2026	16	15

Westmoreland Coal Co.
8.750% due 01/01/2022 ^(c)	1,225	475

Wyndham Destinations, Inc.
3.900% due 03/01/2023	14	13
5.750% due 04/01/2027	178	164

		10,030

UTILITIES 0.1%

AT&T, Inc.
4.900% due 08/15/2037	70	66

Pacific Gas & Electric Co.
2.450% due 08/15/2022	16	14
2.950% due 03/01/2026	11	9
3.250% due 09/15/2021	4	4
3.250% due 06/15/2023	5	4
3.500% due 10/01/2020	25	24
3.750% due 02/15/2024	4	4
3.750% due 08/15/2042	2	1
4.250% due 05/15/2021	2	2

Southern California Edison Co.
3.650% due 03/01/2028	2	2
5.750% due 04/01/2035	2	2
6.650% due 04/01/2029	4	4

		136

Total Corporate Bonds & Notes (Cost $16,957)		15,716

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	28	34

Total Convertible Bonds & Notes (Cost $51)		34

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	29

Schedule of Investments PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.8%

ARKANSAS 0.1%

Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	$165	$160

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	800	785

Total Municipal Bonds & Notes (Cost $919)		945

U.S. GOVERNMENT AGENCIES 5.3%

Fannie Mae
6.056% due 07/25/2029 •	170	180
8.256% due 07/25/2029 •	230	265

Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(f)	2,907	2,126
0.100% due 05/25/2020 - 11/25/2050 (a)	42,322	118
0.200% due 04/25/2045 (a)	1,136	0
0.524% due 01/25/2021 ~(a)	2,542	24
0.661% due 10/25/2020 ~(a)	8,175	77
2.011% due 11/25/2045 ~(a)	1,027	146
3.615% due 06/25/2041 ~(a)	10,500	840
4.118% due 04/25/2025 ~	1,300	1,175
7.656% due 10/25/2029 •	500	562
10.056% due 12/25/2027 •	448	520

Total U.S. Government Agencies (Cost $5,631)		6,033

NON-AGENCY MORTGAGE-BACKED SECURITIES 44.6%

Adjustable Rate Mortgage Trust
4.229% due 01/25/2036 ^~	161	150

Banc of America Alternative Loan Trust
6.100% due 04/25/2037 ^~	176	173

Banc of America Funding Trust
3.711% due 12/20/2034 ~	336	268
3.773% due 03/20/2036 ~	97	91
5.806% due 03/25/2037 ^~	99	92
7.000% due 10/25/2037 ^	601	480

Banc of America Mortgage Trust
4.309% due 06/25/2035 ~	100	97
4.553% due 06/20/2031 ~	388	396
4.587% due 11/25/2034 ~	123	125

Bancorp Commercial Mortgage Trust
6.150% due 08/15/2032 •(j)	2,300	2,316

Barclays Commercial Mortgage Securities Trust
7.455% due 08/15/2027 •(j)	900	890

BCAP LLC Trust
2.501% due 07/26/2036 ~	87	71

Bear Stearns ALT-A Trust
2.676% due 04/25/2037 •(j)	796	615
3.654% due 05/25/2036 ^~	251	233
3.772% due 05/25/2036 ~	43	35
3.806% due 01/25/2047 ~	42	37
3.848% due 08/25/2036 ^~	481	480
3.867% due 08/25/2036 ^~	282	187
3.877% due 07/25/2035 ^~	152	133
3.939% due 11/25/2036 ^~	726	601
4.383% due 09/25/2034 ~	98	96

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(j)	1,009	954
5.707% due 04/12/2038 ~	40	40

BRAD Resecuritization Trust
2.187% due 03/12/2021 «	1,879	83
6.550% due 03/12/2021 «	351	352

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^Ø	338	284

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	32	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Mortgage Trust
5.688% due 10/15/2048 (j)	$1,448	$738

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	251	205

Citigroup Commercial Mortgage Trust
5.592% due 12/10/2049 ~(j)	681	461

Citigroup Mortgage Loan Trust
4.297% due 11/25/2035 ~	1,868	1,458
4.318% due 11/25/2036 ^~	107	103
4.641% due 08/25/2035 ^~	68	62

Citigroup Mortgage Loan Trust, Inc.
4.100% due 10/25/2035 ~	536	407

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.191% due 09/25/2035 ^~	166	142

CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	20	19

Commercial Mortgage Asset Trust
6.000% due 11/17/2032	114	114

Commercial Mortgage Loan Trust
6.050% due 12/10/2049 ~	857	526

Commercial Mortgage Trust
6.126% due 07/10/2046 ~(j)	690	704

Countrywide Alternative Loan Trust
2.786% due 02/25/2037 •	239	217
2.796% due 02/25/2036 ^•	805	663
3.056% due 10/25/2037 •	4,778	1,451
3.157% due 12/25/2035 •(j)	1,357	1,198
5.500% due 03/25/2035	551	405
6.000% due 11/25/2035 ^	176	60
6.000% due 04/25/2036 ^(j)	3,299	2,496

Countrywide Home Loan Mortgage Pass-Through Trust
3.146% due 03/25/2035 •	163	145
3.837% due 09/20/2036 ^~	117	101
4.058% due 09/25/2047 ^~	428	400
4.376% due 03/25/2046 ^•(j)	845	546
4.592% due 02/20/2036 ^•	10	8
6.000% due 05/25/2037 ^	297	230

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	61	66

Credit Suisse Mortgage Capital Certificates
2.781% due 11/30/2037 ~	2,900	2,538

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 Ø	241	160
6.000% due 07/25/2036	1,330	1,088
6.500% due 05/25/2036 ^	171	100

First Horizon Alternative Mortgage Securities Trust
4.158% due 08/25/2035 ^~	29	5

First Horizon Mortgage Pass-Through Trust
3.934% due 04/25/2035 ~	40	40

GCCFC Commercial Mortgage Trust
5.505% due 03/10/2039 ~(j)	313	152

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	312	294

GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~	1,000	900

GS Mortgage Securities Trust
1.354% due 08/10/2043 ~(a)	13,439	226
2.209% due 05/10/2045 ~(a)	4,179	177
5.622% due 11/10/2039 (j)	729	629

GSR Mortgage Loan Trust
4.152% due 03/25/2047 ^~(j)	1,250	1,128

HarborView Mortgage Loan Trust
2.970% due 01/19/2036 •	736	580

IndyMac Mortgage Loan Trust
3.306% due 11/25/2034 •	110	104
3.457% due 05/25/2036 ~	169	125
4.222% due 06/25/2037 ~	288	266

JPMorgan Alternative Loan Trust
6.500% due 03/25/2036 ^ (j)	1,172	1,006

JPMorgan Chase Commercial Mortgage Securities Corp.
1.676% due 03/12/2039 ~(a)	193	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Trust
0.518% due 02/15/2046 ~(a)	$59,583	$663
5.590% due 01/12/2043 ~	117	117

JPMorgan Mortgage Trust
4.570% due 07/25/2035 ~	66	67

LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~(j)	1,200	1,208
5.407% due 11/15/2038 ^ (j)	343	265
5.562% due 02/15/2040 ^~(j)	239	147
5.769% due 02/15/2040 ~	135	135

Lehman Mortgage Trust
5.000% due 08/25/2021 ^	141	140
5.785% due 04/25/2036 ^~	155	140
6.000% due 05/25/2037 ^	341	339

MASTR Adjustable Rate Mortgages Trust
4.244% due 11/25/2035 ^~(j)	429	348

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•(j)	394	375

Merrill Lynch Mortgage Investors Trust
2.926% due 07/25/2030 •	92	87
2.975% due 11/25/2029 •	98	96
4.674% due 11/25/2035 •	136	137

Merrill Lynch Mortgage Trust
5.791% due 06/12/2050 ~(j)	4	4

Morgan Stanley Capital Trust
0.138% due 11/12/2049 ~(a)	6,011	23
5.399% due 12/15/2043 (j)	352	270
6.121% due 06/11/2049 ~	68	68

Morgan Stanley Mortgage Loan Trust
4.425% due 01/25/2035 ^~	269	221
6.000% due 08/25/2037 ^	240	186

Morgan Stanley Resecuritization Trust
3.925% due 03/26/2037 ~	5,455	5,091

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «	198	184

Motel 6 Trust
9.382% due 08/15/2019 •(j)	1,531	1,557

Regal Trust
2.515% due 09/29/2031 •	24	24

Residential Accredit Loans, Inc. Trust
4.753% due 01/25/2036 ^~(j)	360	322
6.000% due 08/25/2035 ^	262	241
6.500% due 09/25/2037 ^	253	219

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	224	142

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	233	223

Structured Adjustable Rate Mortgage Loan Trust
3.790% due 04/25/2036 ^~	333	278
3.959% due 01/25/2036 ^~	316	235
4.411% due 09/25/2036 ^~	149	136

Structured Asset Mortgage Investments Trust
2.716% due 08/25/2036 ^•	826	763

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	149	112

Wachovia Bank Commercial Mortgage Trust
0.854% due 10/15/2041 ~(a)	1,136	0
5.720% due 10/15/2048 ~(j)	1,989	1,875

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 11/25/2046 •	454	447
2.996% due 06/25/2044 •	472	463
3.645% due 12/25/2036 ^~(j)	341	334

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(j)	1,355	1,024

Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	17	17

Wells Fargo-RBS Commercial Mortgage Trust
0.783% due 02/15/2044 ~(a)	14,152	197

Total Non-Agency Mortgage-Backed Securities (Cost $47,553)		50,666

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 69.9%

Airspeed Ltd.
2.725% due 06/15/2032 •	$387	$372

Asset-Backed Securities Corp. Home Equity Loan Trust
3.601% due 02/25/2035 •(j)	3,374	3,406
4.231% due 12/25/2034 •(j)	1,659	1,651
5.729% (US0001M + 3.250%) due 06/21/2029 ~	128	127

Bayview Financial Acquisition Trust
2.786% due 12/28/2036 •	81	80

Bear Stearns Asset-Backed Securities Trust
2.886% due 04/25/2036 •	2,377	2,781
2.886% due 06/25/2036 •	6	6
4.240% due 07/25/2036 ~	346	350
5.500% due 12/25/2035	42	37

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	405

Centex Home Equity Loan Trust
3.256% due 01/25/2035 •(j)	1,643	1,601

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(f)	1	338

Citigroup Mortgage Loan Trust
2.666% due 12/25/2036 •(j)	1,604	1,027
2.726% due 12/25/2036 •	877	444
2.956% due 11/25/2045 •(j)	4,086	4,038
3.206% due 11/25/2046 •	1,900	1,431

Citigroup Mortgage Loan Trust, Inc.
2.766% due 03/25/2037 •(j)	3,733	3,372

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	358	211
9.163% due 03/01/2033 ~	848	787

Countrywide Asset-Backed Certificates
2.636% due 12/25/2036 ^•(j)	1,172	1,079
2.646% due 06/25/2035 •(j)	2,452	2,228
2.646% due 06/25/2047 ^•(j)	2,737	2,479
2.656% due 04/25/2047 ^•(j)	948	908
2.706% due 06/25/2037 ^•(j)	781	704
2.746% due 05/25/2036 •(j)	8,438	6,021
4.156% due 06/25/2035 •(j)	4,000	3,562

Countrywide Asset-Backed Certificates Trust
2.776% due 09/25/2046 •	4,948	3,332
4.381% due 10/25/2035 •	2,422	1,894

Crecera Americas LLC
5.563% due 08/31/2020 •	1,900	1,902

EMC Mortgage Loan Trust
3.556% due 05/25/2040 •	524	526
3.806% due 02/25/2041 •	318	313

Fremont Home Loan Trust
2.686% due 04/25/2036 •	932	748

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	84	70

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
4.256% due 12/25/2034 •	$1,969	$1,180
4.306% due 06/25/2035 •	2,200	2,134

Harley Marine Financing LLC
7.869% due 05/15/2043	1,000	705

Home Equity Mortgage Loan Asset-Backed Trust
2.746% due 04/25/2037 •(j)	4,701	3,532

HSI Asset Securitization Corp. Trust
2.616% due 04/25/2037 •(j)	3,690	2,085

MASTR Asset-Backed Securities Trust
2.616% due 08/25/2036 •(j)	3,227	1,706

Morgan Stanley ABS Capital, Inc. Trust
3.286% due 12/25/2034 •	158	152

Morgan Stanley Home Equity Loan Trust
3.571% due 05/25/2035 •	1,978	1,185

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,473	1,960

People’s Financial Realty Mortgage Securities Trust
2.636% due 09/25/2036 •	1,518	437

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^Ø(j)	3,974	2,344

Residential Asset Securities Corp. Trust
3.196% due 08/25/2035 •(j)	4,350	4,018

Securitized Asset-Backed Receivables LLC Trust
2.936% due 01/25/2035 •	1,004	943
2.956% due 10/25/2035 •(j)	5,500	5,277

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(f)	10	130
0.000% due 01/25/2039 (f)	1,000	379
0.000% due 05/25/2040 (f)	1,000	517
0.000% due 09/25/2040 (f)	339	219

Southern Pacific Secured Asset Corp.
2.846% due 07/25/2029 •	4	4

Structured Asset Investment Loan Trust
4.231% due 10/25/2034 •	1,986	1,950
7.006% due 10/25/2033 •	68	67

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	330	324

UPS Capital Business Credit
8.205% due 04/15/2026 «•	1,856	39

Total Asset-Backed Securities (Cost $73,259)		79,517

	SHARES
COMMON STOCKS 0.9%

CONSUMER DISCRETIONARY 0.4%

Caesars Entertainment Corp. (d)	71,398	485

ENERGY 0.1%

Forbes Energy Services Ltd. (d)(h)	35,625	89

	SHARES	MARKET VALUE (000S)
UTILITIES 0.4%

TexGen Power LLC «	9,914	$397

Total Common Stocks (Cost $2,910)		971

WARRANTS 0.0%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	118,000	28

Total Warrants (Cost $0)		28

PREFERRED SECURITIES 1.5%

INDUSTRIALS 1.5%

Sequa Corp.
9.000% «	2,480	1,656

Total Preferred Securities (Cost $2,451)		1,656

REAL ESTATE INVESTMENT TRUSTS 1.7%

REAL ESTATE 1.7%

VICI Properties, Inc.	104,988	1,972

Total Real Estate Investment Trusts (Cost $1,538)		1,972

SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS (i) 6.1%
		6,923

U.S. TREASURY BILLS 1.1%
2.325% due 01/03/2019 - 02/26/2019 (e)(f)(m)	1,266	1,264

Total Short-Term Instruments (Cost $8,187)		8,187

Total Investments in Securities (Cost $169,009)		174,140

Total Investments 153.1% (Cost $169,009)		$174,140

Financial Derivative Instruments (k)(l) (0.9)% (Cost or Premiums, net $(584))		(1,027)

Other Assets and Liabilities, net (52.2)%		(59,402)

Net Assets Applicable to Common Shareholders 100.0%		$113,711

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	31

Schedule of Investments PCM Fund, Inc. (Cont.)

(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	07/29/2014	$ 1,769	$89	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$523	U.S. Treasury Notes 2.875% due 09/30/2023	$(536)	$523	$523
TDM	3.130	12/31/2018	01/02/2019	6,400	U.S. Treasury Notes 2.000% due 04/30/2024	(6,577)	6,400	6,401

Total Repurchase Agreements						$(7,113)	$6,923	$6,924

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	3.799%	01/17/2018	01/17/2019	$(2,832)	$(2,854)
BRC	3.398	10/03/2018	01/03/2019	(2,445)	(2,466)
JPS	3.501	12/04/2018	03/05/2019	(3,728)	(3,739)
MSB	3.982	02/05/2018	02/05/2019	(1,110)	(1,116)
NOM	3.250	11/26/2018	02/26/2019	(231)	(232)
RBC	3.620	08/07/2018	02/07/2019	(691)	(701)
	3.620	08/29/2018	03/01/2019	(117)	(118)
	3.630	08/02/2018	02/04/2019	(1,923)	(1,953)
RDR	2.950	11/30/2018	03/04/2019	(693)	(695)
RTA	3.529	07/31/2018	01/31/2019	(1,778)	(1,805)
	3.544	09/07/2018	03/07/2019	(2,643)	(2,673)
	3.608	09/12/2018	03/12/2019	(5,982)	(6,049)
	3.624	10/05/2018	04/05/2019	(3,878)	(3,913)
	3.624	10/09/2018	04/09/2019	(4,206)	(4,242)
	3.628	08/29/2018	03/01/2019	(204)	(207)
	3.842	11/07/2018	05/07/2019	(6,751)	(6,791)
	3.842	11/08/2018	05/08/2019	(2,796)	(2,812)
SOG	2.960	10/03/2018	01/03/2019	(2,128)	(2,144)
	3.020	10/24/2018	01/24/2019	(427)	(430)
	3.250	12/04/2018	03/05/2019	(261)	(262)
	3.370	10/10/2018	01/10/2019	(858)	(865)
	3.579	11/15/2018	02/15/2019	(398)	(400)
UBS	2.860	10/05/2018	01/07/2019	(3,368)	(3,392)
	2.960	10/05/2018	01/07/2019	(1,479)	(1,490)
	3.350	10/03/2018	01/03/2019	(3,108)	(3,134)
	3.540	11/07/2018	02/07/2019	(1,643)	(1,652)
	3.565	11/09/2018	02/11/2019	(3,266)	(3,283)
	3.690	12/03/2018	03/04/2019	(1,889)	(1,895)

Total Reverse Repurchase Agreements					$(61,313)

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$0	$(2,854)	$0	$(2,854)	$3,936	$1,082
BRC	0	(2,466)	0	(2,466)	3,532	1,066
FICC	523	0	0	523	(536)	(13)
JPS	0	(3,739)	0	(3,739)	4,038	299
MSB	0	(1,116)	0	(1,116)	1,557	441
NOM	0	(232)	0	(232)	254	22
RBC	0	(2,772)	0	(2,772)	3,524	752
RDR	0	(695)	0	(695)	721	26
RTA	0	(28,492)	0	(28,492)	37,571	9,079
SOG	0	(4,101)	0	(4,101)	4,528	427
TDM	6,401	0	0	6,401	(6,577)	(176)
UBS	0	(14,846)	0	(14,846)	18,543	3,697

Total Borrowings and Other Financing Transactions	$6,924	$(61,313)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,455)	$(1,188)	$0	$(8,643)
Non-Agency Mortgage-Backed Securities	0	(865)	(10,545)	0	(11,410)
Asset-Backed Securities	0	(8,455)	(15,047)	(17,758)	(41,260)

Total Borrowings	$0	$(16,775)	$(26,780)	$(17,758)	$(61,313)

Payable for reverse repurchase agreements					$(61,313)

(j)	Securities with an aggregate market value of $77,590 and cash of $614 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(61,607) at a weighted average interest rate of 3.385%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	19.721%	$590	$(33)	$(68)	$(101)	$0	$(1)
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	400	(21)	3	(18)	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	2.346	300	9	14	23	0	0

						$(45)	$(51)	$(96)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.860%	Semi-Annual	04/26/2023	$50,000	$(137)	$767	$630	$94	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	15,300	(131)	250	119	30	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	60,000	1,130	(3,482)	(2,352)	113	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	33

Schedule of Investments PCM Fund, Inc. (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2026	$3,200	$77	$(289)	$(212)	$10	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038	19,200	64	(494)	(430)	0	(98)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	1,600	132	(12)	120	0	(9)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048	4,500	36	(165)	(129)	0	(27)

						$1,171	$(3,425)	$(2,254)	$247	$(134)

Total Swap Agreements						$1,126	$(3,476)	$(2,350)	$247	$(135)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$247	$247	$0	$0	$(135)	$(135)

Cash of $1,894 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$ 300	$(16)	$(32)	$0	$(48)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	600	(69)	0	0	(69)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	300	(38)	2	0	(36)

FBF	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(16)	4	0	(12)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	4,830	(961)	673	0	(288)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,162	(225)	60	0	(165)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	500	(25)	3	0	(22)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	300	(41)	(43)	0	(84)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	700	(39)	(73)	0	(112)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(5)	(3)	0	(8)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	700	(87)	2	0	(85)

MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	1,200	(126)	(11)	0	(137)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	300	(13)	(12)	0	(25)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(12)	0	0	(12)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	300	(37)	1	0	(36)

Total Swap Agreements						$(1,710)	$571	$0	$(1,139)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
DUB	$0	$0	$0	$0	$0	$0	$(153)	$(153)	$(153)	$0	$(153)
FBF	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
GST	0	0	0	0	0	0	(764)	(764)	(764)	966	202
MYC	0	0	0	0	0	0	(210)	(210)	(210)	229	19

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(1,139)	$(1,139)

(m)

Securities with an aggregate market value of $1,261 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$247	$247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$134	$135

Over the counter
Swap Agreements	$0	$1,139	$0	$0	$0	$1,139

	$0	$1,140	$0	$0	$134	$1,274

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$22	$0	$0	$1,162	$1,184

Over the counter
Swap Agreements	$0	$194	$0	$0	$0	$194

	$0	$216	$0	$0	$1,162	$1,378

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	35

Schedule of Investments PCM Fund, Inc. (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(60)	$0	$0	$281	$221

Over the counter
Swap Agreements	$0	$(205)	$0	$0	$0	$(205)

	$0	$(265)	$0	$0	$281	$16

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$7,408	$1,007	$8,415
Corporate Bonds & Notes
Banking & Finance	0	5,550	0	5,550
Industrials	0	9,938	92	10,030
Utilities	0	136	0	136
Convertible Bonds & Notes
Industrials	0	34	0	34
Municipal Bonds & Notes
Arkansas	0	160	0	160
West Virginia	0	785	0	785
U.S. Government Agencies	0	6,033	0	6,033
Non-Agency Mortgage-Backed Securities	0	50,047	619	50,666
Asset-Backed Securities	0	79,010	507	79,517
Common Stocks
Consumer Discretionary	485	0	0	485
Energy	89	0	0	89
Utilities	0	0	397	397
Warrants
Industrials	0	0	28	28
Preferred Securities
Industrials	0	0	1,656	1,656

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Real Estate Investment Trusts
Real Estate	$1,972	$0	$0	$1,972
Short-Term Instruments
Repurchase Agreements	0	6,923	0	6,923
U.S. Treasury Bills	0	1,264	0	1,264

Total Investments	$2,546	$167,288	$4,306	$174,140

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$247	$0	$247

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(135)	0	(135)
Over the counter	0	(1,139)	0	(1,139)

	$0	$(1,274)	$0	$(1,274)

Total Financial Derivative Instruments	$0	$(1,027)	$0	$(1,027)

Totals	$2,546	$166,261	$4,306	$173,113

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$224	$685	$0	$(1)	$0	$(37)	$136	$0	$1,007	$(37)
Corporate Bonds & Notes
Banking & Finance	798	0	(800)	0	4	(2)	0	0	0	0
Industrials	96	0	0	0	0	(4)	0	0	92	(4)
Non-Agency Mortgage-Backed Securities	649	0	(35)	2	2	1	0	0	619	1
Asset-Backed Securities	1,491	346	0	20	0	(235)	0	(1,115)	507	(65)
Common Stocks
Utilities	314	0	0	0	0	83	0	0	397	83
Warrants
Industrials	30	0	0	0	0	(2)	0	0	28	(2)
Preferred Securities
Industrials	1,967	265	0	0	0	(576)	0	0	1,656	(576)

Totals	$5,569	$1,296	$(835)	$21	$6	$(772)	$136	$(1,115)	$4,306	$(600)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,007	Third Party Vendor	Broker Quote	91.500-96.000
Corporate Bonds & Notes
Industrials	92	Reference Instrument	Yield	11.566
Non-Agency Mortgage-Backed Securities	435	Proxy Pricing	Base Price	4.365-99.000
	184	Third Party Vendor	Broker Quote	93.000
Asset-Backed Securities	468	Proxy Pricing	Base Price	1,304.310-49,000.000
	39	Proxy Pricing	Base Price	2.125
Common Stocks
Utilities	397	Indicative Market Quotation	Broker Quote	40.000
Warrants
Industrials	28	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	1,656	Fundamental Valuation	Company Equity Value	$ 417,000,000.000

Total	$4,306

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 190.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%

Concordia International Corp.
7.887% (LIBOR03M + 5.500%) due 09/06/2024 ~	$498	$474

Diamond Resorts Corp.
6.272% (LIBOR03M + 3.750%) due 09/02/2023 ~	618	578

Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~	100	94

Envision Healthcare Corp.
6.273% (LIBOR03M + 3.750%) due 10/10/2025 ~	100	94

Financial & Risk U.S. Holdings, Inc.
6.272% (LIBOR03M + 3.750%) due 10/01/2025 ~	200	188

Forbes Energy Services LLC
5.000% - 9.000% due 04/13/2021	92	92

Frontier Communications Corp.
6.280% (LIBOR03M + 3.750%) due 06/15/2024 ~	99	92

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(d)	1,400	936

IRB Holding Corp.
5.682% - 6.053% (LIBOR03M + 3.250%) due 02/05/2025 ~	150	143

McDermott Technology Americas, Inc.
7.522% (LIBOR03M + 5.000%) due 05/12/2025 ~	200	187

MH Sub LLC
6.254% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	19

Multi Color Corp.
4.522% (LIBOR03M + 2.000%) due 10/31/2024 «~	3	3

NCI Building Systems, Inc.
6.175% (LIBOR03M + 3.750%) due 04/12/2025 «~	10	9

Neiman Marcus Group Ltd. LLC
5.630% (LIBOR03M + 3.250%) due 10/25/2020 ~	783	667

PetSmart, Inc.
5.380% (LIBOR03M + 3.000%) due 03/11/2022 ~	20	16

Sequa Mezzanine Holdings LLC
7.408% (LIBOR03M + 5.000%) due 11/28/2021 «~	39	38
11.520% (LIBOR03M + 9.000%) due 04/28/2022 «~	320	307

Valeant Pharmaceuticals International, Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~	20	19

Verscend Holding Corp.
7.022% (LIBOR03M + 4.500%) due 08/27/2025 ~	30	29

West Corp.
6.527% (LIBOR03M + 4.000%) due 10/10/2024 ~	9	8

Westmoreland Coal Co.
TBD% - 10.896% (LIBOR03M + 8.250%) due 05/21/2019 ~µ	391	399

Total Loan Participations and Assignments (Cost $4,857)		4,392

CORPORATE BONDS & NOTES 45.2%

BANKING & FINANCE 23.3%

AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~(l)	1,000	450

Ambac Assurance Corp.
5.100% due 06/07/2020	13	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambac LSNI LLC
7.803% due 02/12/2023 •		$145	$145

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,870	2,027

Athene Holding Ltd.
4.125% due 01/12/2028		$10	9

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		30	29

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		24	23
5.000% due 04/20/2048		14	12

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	400	456

Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(d)		700	233

Barclays Bank PLC
14.000% due 06/15/2019 •(h)	GBP	100	134

Barclays PLC
6.500% due 09/15/2019 •(h)(i)	EUR	600	672
7.875% due 09/15/2022 •(h)(i)(l)	GBP	1,250	1,599

Brookfield Finance, Inc.
3.900% due 01/25/2028		$18	17
4.700% due 09/20/2047		16	15

CBL & Associates LP
5.950% due 12/15/2026		2	2

Credit Agricole S.A.
7.875% due 01/23/2024 •(h)(i)		200	200

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	6	6

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$50	47
6.750% due 03/15/2022		64	64

Freedom Mortgage Corp.
8.250% due 04/15/2025		2	2

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	50	55

HSBC Bank PLC
6.330% due 05/23/2023		$1,100	1,125

HSBC Holdings PLC
6.000% due 09/29/2023 •(h)(i)	EUR	200	243

Hunt Cos., Inc.
6.250% due 02/15/2026		$6	5

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (l)		2,430	2,412

iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		10	9

Jefferies Finance LLC
7.500% due 04/15/2021 (l)		967	969

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		14	13

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(h)(i)(l)	GBP	1,600	2,103

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$1,400	1,401

MetLife, Inc.
5.875% due 03/15/2028 •(h)		2	2

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)		138	135

Navient Corp.
5.875% due 03/25/2021 (l)		531	510
6.500% due 06/15/2022		16	15

Newmark Group, Inc.
6.125% due 11/15/2023		12	12

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		10	10

Pinnacol Assurance
8.625% due 06/25/2034 «(j)		1,100	1,066

Provident Funding Associates LP
6.375% due 06/15/2025		6	5

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(h)(i)(l)		1,730	1,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 08/10/2025 •(h)(i)		$300	$300
8.625% due 08/15/2021 •(h)(i)		200	208

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)	GBP	450	565
7.375% due 06/24/2022 •(h)(i)(l)		1,100	1,411

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)		$200	187

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	140	174

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$337	85

UniCredit SpA
7.830% due 12/04/2023 (l)		730	764

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	582	813

WeWork Cos., Inc.
7.875% due 05/01/2025		$14	13

			22,489

INDUSTRIALS 17.0%

Air Canada Pass-Through Trust
3.700% due 07/15/2027		4	4

Altice Financing S.A.
7.500% due 05/15/2026 (l)		800	732

Altice France S.A.
7.375% due 05/01/2026 (l)		1,327	1,221

Associated Materials LLC
9.000% due 01/01/2024 (l)		680	660

Charter Communications Operating LLC
4.200% due 03/15/2028		27	25

Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		10	10

Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020 (l)		900	882

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		6	6

Community Health Systems, Inc.
5.125% due 08/01/2021 (l)		702	655
6.250% due 03/31/2023 (l)		1,547	1,412
8.625% due 01/15/2024 (l)		106	105

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(d)		470	0

CSN Resources S.A.
6.500% due 07/21/2020 (l)		140	136

CVS Pass-Through Trust
5.880% due 01/10/2028		434	458

DAE Funding LLC
5.750% due 11/15/2023 (l)		100	99

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (l)		262	253

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		1,170	1,176

EI Group PLC
6.875% due 05/09/2025	GBP	10	14

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		$382	331

Exela Intermediate LLC
10.000% due 07/15/2023		23	22

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		284	237
6.875% due 03/01/2026 (l)		312	252
7.000% due 02/15/2021 (l)		116	112

Fresh Market, Inc.
9.750% due 05/01/2023 (l)		1,200	870

Full House Resorts, Inc.
8.575% due 01/31/2024 «		100	92

General Electric Co.
2.200% due 01/09/2020		46	45
3.100% due 01/09/2023		42	39
5.000% due 01/21/2021 •(h)		29	22
5.550% due 05/04/2020		11	11

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 01/14/2038		$2	$2
6.150% due 08/07/2037		2	2
6.875% due 01/10/2039		32	34

HCA, Inc.
7.500% due 11/15/2095 (l)		300	292

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		25	24

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(d)		86	58
9.000% due 03/01/2021 ^(d)		1,052	710
9.000% due 09/15/2022 ^(d)		1,073	719
11.250% due 03/01/2021 ^(d)		75	50

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		35	30

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		300	262
8.500% due 10/15/2024		22	21
9.750% due 07/15/2025		23	23

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (l)		2,113	1,933
8.125% due 06/01/2023		54	42

Kinder Morgan, Inc.
7.750% due 01/15/2032 (l)		300	361

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		134	93

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		14	14

Metinvest BV
8.500% due 04/23/2026 (l)		200	181

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2019 (g)(h)		322	6

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		58	52

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		16	15
4.500% due 03/15/2023		32	30
5.250% due 08/15/2022		3	3
5.500% due 02/15/2024		8	8

Petroleos Mexicanos
6.500% due 03/13/2027		50	47
6.750% due 09/21/2047		10	8

PetSmart, Inc.
5.875% due 06/01/2025		22	16

Platin GmbH
6.875% due 06/15/2023	EUR	100	111

QVC, Inc.
5.950% due 03/15/2043 (l)		$200	180

Radiate Holdco LLC
6.875% due 02/15/2023		10	9

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026		22	21

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		2	2

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		6	5

Sunoco LP
4.875% due 01/15/2023		12	12

T-Mobile USA, Inc.
4.750% due 02/01/2028		5	5

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	100	116

Transocean Pontus Ltd.
6.125% due 08/01/2025		$28	27

Triumph Group, Inc.
4.875% due 04/01/2021		18	16
5.250% due 06/01/2022		4	3

Univision Communications, Inc.
5.125% due 05/15/2023		38	34
5.125% due 02/15/2025		28	25

ViaSat, Inc.
5.625% due 09/15/2025		18	17

VOC Escrow Ltd.
5.000% due 02/15/2028		12	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WellCare Health Plans, Inc.
5.375% due 08/15/2026	$15	$15

Westmoreland Coal Co.
8.750% due 01/01/2022 ^(d)(l)	1,755	680

Wyndham Destinations, Inc.
3.900% due 03/01/2023	12	11
5.750% due 04/01/2027 (l)	155	143

		16,360

UTILITIES 4.9%

AT&T, Inc.
4.900% due 08/15/2037	72	67

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (l)	207	200

Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (c)	439	250

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (l)	1,331	1,243

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (c)	613	164

Pacific Gas & Electric Co.
2.450% due 08/15/2022	6	5
2.950% due 03/01/2026	9	7
3.250% due 09/15/2021	3	3
3.250% due 06/15/2023	19	17
3.500% due 10/01/2020	16	15
3.750% due 08/15/2042	2	2

Petrobras Global Finance BV
5.999% due 01/27/2028	20	19
6.125% due 01/17/2022	27	28
6.850% due 06/05/2115 (l)	150	135
7.375% due 01/17/2027 (l)	161	166

Rio Oil Finance Trust
9.250% due 07/06/2024 (l)	1,496	1,602

Southern California Edison Co.
5.750% due 04/01/2035	2	2
6.650% due 04/01/2029	4	4

Sprint Communications, Inc.
7.000% due 08/15/2020 (l)	750	770

		4,699

Total Corporate Bonds & Notes (Cost $46,487)		43,548

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026	600	486

Total Convertible Bonds & Notes (Cost $600)		486

MUNICIPAL BONDS & NOTES 2.3%

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	40	44
7.750% due 01/01/2042	70	75

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	33

		169

WEST VIRGINIA 2.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	8,800	495
7.467% due 06/01/2047	1,620	1,591

		2,086

Total Municipal Bonds & Notes (Cost $2,201)		2,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 47.9%

Fannie Mae
3.500% due 03/01/2048	$487	$487
3.544% due 03/25/2037 •(a)	319	39
3.644% due 11/25/2039 •(a)	266	36
3.794% due 01/25/2038 •(a)	397	54
3.874% due 03/25/2037 •(a)	342	46
3.894% due 12/25/2037 •(a)	395	45
3.904% due 06/25/2037 •(a)	142	13
3.944% due 04/25/2037 •(a)(l)	871	133
4.094% due 11/25/2035 •(a)	119	12
4.294% due 11/25/2036 •(a)(l)	1,690	274
4.694% due 02/25/2037 •(a)	290	42
6.056% due 07/25/2029 •	170	180
7.000% due 12/25/2023	75	80
7.500% due 06/01/2032	41	42
7.800% due 06/25/2026 ~	2	2
8.256% due 07/25/2029 •	220	254
10.503% due 12/25/2042 ~	63	71
10.691% due 08/25/2022 •	70	78

Fannie Mae, TBA
3.500% due 02/01/2049	36,000	35,984
4.000% due 02/01/2049	5,500	5,604

Freddie Mac
0.000% due 04/25/2045 - 02/25/2046 (b)(g)	1,820	1,631
0.100% due 02/25/2046 (a)	16,293	25
0.200% due 04/25/2045 (a)	1,129	0
0.661% due 10/25/2020 ~(a)	9,793	92
3.985% due 03/15/2037 •(a)	624	95
4.115% due 09/15/2036 •(a)	363	53
4.125% due 09/15/2036 •(a)(l)	810	127
7.000% due 08/15/2023	3	3
7.656% due 10/25/2029 •	500	562

Total U.S. Government Agencies (Cost $45,557)		46,064

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.0%

Banc of America Alternative Loan Trust
11.426% due 09/25/2035 ^•(l)	1,264	1,451

Banc of America Funding Trust
3.711% due 12/20/2034 ~	336	268
3.945% due 03/20/2036 ~	472	456
5.846% due 01/25/2037 ^~	190	178

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	2	2

Bear Stearns Adjustable Rate Mortgage Trust
4.176% due 07/25/2036 ^~	241	225

Bear Stearns ALT-A Trust
3.466% due 04/25/2035 ~	170	153
4.144% due 11/25/2035 ^~	136	118
4.209% due 09/25/2035 ~	124	103

Bear Stearns Commercial Mortgage Securities Trust
5.426% due 02/11/2041 ~	237	236
5.707% due 04/12/2038 ~	40	40

Bear Stearns Structured Products, Inc. Trust
4.348% due 01/26/2036 ~	681	617
5.425% due 12/26/2046 ~	311	291

BRAD Resecuritization Trust
2.187% due 03/12/2021 «	1,576	69
6.550% due 03/12/2021 «	295	295

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^Ø	338	284

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	29	21

CD Mortgage Trust
5.688% due 10/15/2048 (l)	1,546	788

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.806% due 08/25/2035 •	97	96
3.186% due 10/25/2034 •	8	8

Citigroup Commercial Mortgage Trust
5.592% due 12/10/2049 ~	919	620

Citigroup Mortgage Loan Trust
3.909% due 03/25/2037 ^~(l)	406	341
4.297% due 11/25/2035 ~	1,779	1,389

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Loan Trust
6.050% due 12/10/2049 ~	$583	$358

Commercial Mortgage Trust
0.133% due 10/10/2046 ~(a)	77,000	506
6.126% due 07/10/2046 ~(l)	760	776

Countrywide Alternative Loan Trust
2.746% due 12/25/2046 ^•	127	88
2.856% due 05/25/2036 ^•(l)	1,659	842
3.166% due 10/25/2035 •(l)	719	591
3.863% due 10/25/2035 ^~	148	127
3.888% due 02/25/2037 ^~	164	159
4.644% due 07/25/2036 •(a)	1,186	311
5.500% due 08/25/2034 (l)	390	388
5.500% due 02/25/2036 ^	22	19
6.250% due 09/25/2034	64	64
12.908% due 07/25/2035 •(l)	866	993

Countrywide Home Loan Mortgage Pass-Through Trust
2.746% due 03/25/2036 •	171	163
3.286% due 02/25/2035 •	98	96
3.289% due 03/25/2037 ^~	339	283
3.735% due 10/20/2035 ^~	122	105
3.910% due 08/25/2034 ~	158	153
3.943% due 10/20/2035 ~	326	288
4.083% due 10/20/2035 ^~	134	124
4.592% due 02/20/2036 ^•	264	35
5.500% due 08/25/2035 ^	27	24

Credit Suisse Commercial Mortgage Trust
5.746% due 02/15/2039 ~	40	40
5.869% due 09/15/2040 ~	418	405

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	234	203

DBUBS Mortgage Trust
4.652% due 11/10/2046	700	562

First Horizon Alternative Mortgage Securities Trust
4.086% due 11/25/2036 ^~(l)	349	280

First Horizon Mortgage Pass-Through Trust
4.304% due 01/25/2037 ^~(l)	546	491

GCCFC Commercial Mortgage Trust
5.505% due 03/10/2039 ~	313	152

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	312	294

GMAC Mortgage Corp. Loan Trust
4.500% due 06/25/2034 ~	63	62

GS Mortgage Securities Trust
5.622% due 11/10/2039	182	157

GSR Mortgage Loan Trust
3.850% due 04/25/2035 ~	239	240
4.282% due 05/25/2035 ~	70	65
5.500% due 06/25/2036 ^	7	16

HarborView Mortgage Loan Trust
3.070% due 04/19/2034 •	16	15
3.462% due 11/19/2034 ~	107	96
4.105% due 08/19/2036 ^~	14	13
4.597% due 02/25/2036 ^~	29	20

HSI Asset Loan Obligation Trust
4.384% due 01/25/2037 ^~	283	241

IndyMac Mortgage Loan Trust
2.776% due 06/25/2037 ^•	1,128	1,062
3.066% due 03/25/2035 •	25	25
3.349% due 06/25/2037 ^~(l)	553	480

JPMBB Commercial Mortgage Securities Trust
0.273% due 11/15/2045 ~(a)	76,047	1,056

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047	700	399

JPMorgan Mortgage Trust
3.991% due 04/25/2037 ^~(l)	626	524
5.500% due 01/25/2036 ^	51	44
5.500% due 06/25/2037 ^	21	21

MASTR Adjustable Rate Mortgages Trust
4.122% due 10/25/2034 ~	204	190
4.244% due 11/25/2035 ^~	610	495

Merrill Lynch Alternative Note Asset Trust
2.576% due 01/25/2037 •	819	378

Merrill Lynch Mortgage Trust
5.791% due 06/12/2050 ~(l)	4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
6.121% due 06/11/2049 ~		$68	$68

Motel 6 Trust
9.382% due 08/15/2019 •(l)		1,531	1,557

Opteum Mortgage Acceptance Corp. Trust
2.776% due 07/25/2036 •		264	158

Prime Mortgage Trust
4.044% due 11/25/2036 •(a)		2,282	116

Provident Funding Mortgage Loan Trust
4.464% due 10/25/2035 ~		56	56

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~		1,929	1,724

Residential Accredit Loans, Inc. Trust
4.579% due 12/26/2034 ^~		203	168
4.753% due 01/25/2036 ^~(l)		739	663
6.000% due 09/25/2035 (l)		382	250
6.000% due 08/25/2036 ^		241	218

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		82	83

Structured Adjustable Rate Mortgage Loan Trust
3.557% due 05/25/2035 ^•(l)		1,608	1,348
3.790% due 04/25/2036 ^~		333	278
3.922% due 09/25/2036 ^~		296	227
3.959% due 01/25/2036 ^~		351	261
4.267% due 09/25/2035 ~		75	60

Structured Asset Mortgage Investments Trust
2.736% due 02/25/2036 •		400	356
2.786% due 02/25/2036 ^•		293	278

Suntrust Adjustable Rate Mortgage Loan Trust
4.496% due 01/25/2037 ^~		100	94

Theatre Hospitals PLC
3.813% due 10/15/2031 •(l)	GBP	960	1,141

WaMu Mortgage Pass-Through Certificates Trust
3.645% due 12/25/2036 ^~(l)		$381	374
3.898% due 07/25/2037 ^~		100	92

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		180	175

Wells Fargo-RBS Commercial Mortgage Trust
0.275% due 12/15/2046 ~(a)		30,000	435

Total Non-Agency Mortgage-Backed Securities (Cost $28,928)			32,752

ASSET-BACKED SECURITIES 17.8%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	238

Apidos CLO
0.000% due 07/22/2026 ~		$500	5

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(l)		599	390
15.258% due 03/25/2036 ^•(l)		1,710	1,497

Belle Haven ABS CDO Ltd.
2.658% due 07/05/2046 •		34,966	112

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	486

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)		1,400	1,417

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	1,216

CARLYLE U.S. CLO Ltd.
0.000% due 10/15/2031 ~		600	523

Carrington Mortgage Loan Trust
2.656% due 08/25/2036 •		91	80

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(g)		1	661

Citigroup Mortgage Loan Trust
2.666% due 12/25/2036 •(l)		1,546	989
2.666% due 01/25/2037 •		181	113

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		402	238

Countrywide Asset-Backed Certificates
3.606% due 09/25/2034 •		77	76

EMC Mortgage Loan Trust
3.446% due 05/25/2039 •		125	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(g)		$1	$198

Lehman XS Trust
4.727% due 05/25/2037 ^Ø		130	128

Marlette Funding Trust
0.000% due 12/15/2028 (g)		2,057	954

Morgan Stanley ABS Capital, Inc. Trust
2.566% due 05/25/2037 •		88	77

Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		55	56

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	1,191
0.000% due 10/15/2048 «(g)		2	1,784

Soundview Home Loan Trust
2.566% due 11/25/2036 •		188	80

South Coast Funding Ltd.
2.597% due 01/06/2041 •		13,306	3,788
2.668% due 01/06/2041 •		18	5

Structured Asset Securities Corp. Mortgage Loan Trust
2.806% due 06/25/2035 •		247	241

Symphony CLO Ltd.
7.036% due 07/14/2026 •		400	374

Washington Mutual Asset-Backed Certificates Trust
2.566% due 10/25/2036 •		104	51

Total Asset-Backed Securities (Cost $19,534)			17,092

SOVEREIGN ISSUES 4.7%

Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	760	486
7.820% due 12/31/2033		1,760	1,711
41.328% (BADLARPP) due 10/04/2022 ~	ARS	132	6
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		400	11
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		13,063	334
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		540	14
59.257% due 06/21/2020 ~(a)		29,119	833

Peru Government International Bond
5.940% due 02/12/2029	PEN	345	104
6.350% due 08/12/2028		600	187

Republic of Greece Government International Bond
3.000% due 02/24/2023 Ø	EUR	33	38
3.000% due 02/24/2024 Ø		33	38
3.000% due 02/24/2025 Ø		33	37
3.000% due 02/24/2026 Ø		33	37
3.000% due 02/24/2027 Ø		33	36
3.000% due 02/24/2028 Ø		33	36
3.000% due 02/24/2029 Ø		33	35
3.000% due 02/24/2030 Ø		33	35
3.000% due 02/24/2031 Ø		33	34
3.000% due 02/24/2032 Ø		33	34
3.000% due 02/24/2033 Ø		33	34
3.000% due 02/24/2034 Ø		33	33
3.000% due 02/24/2035 Ø		33	32
3.000% due 02/24/2036 Ø		33	32
3.000% due 02/24/2037 Ø		33	32
3.000% due 02/24/2038 Ø		33	32
3.000% due 02/24/2039 Ø		33	31
3.000% due 02/24/2040 Ø		33	31
3.000% due 02/24/2041 Ø		33	31
3.000% due 02/24/2042 Ø		33	31
4.750% due 04/17/2019		100	116

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$50	12
8.250% due 10/13/2024 ^(d)		4	1
9.250% due 09/15/2027 ^(d)		62	15

Total Sovereign Issues (Cost $6,158)			4,509

		SHARES
COMMON STOCKS 1.8%

CONSUMER DISCRETIONARY 0.6%

Caesars Entertainment Corp. (e)		76,053	516

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 0.6%

Dommo Energia S.A. «(e)(j)	3,005,980	$577

Dommo Energia S.A. SP - ADR «(e)	547	14

Forbes Energy Services Ltd. (e)(j)	5,475	14

		605

FINANCIALS 0.6%

Ardonagh Group Ltd. «(j)	431,831	532

INDUSTRIALS 0.0%

Sierra Hamilton Holder LLC «(e)(j)	100,456	34

UTILITIES 0.0%

Eneva S.A. (e)(j)	2,076	8

Total Common Stocks (Cost $1,806)		1,695

WARRANTS 0.0%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	121,000	29

Total Warrants (Cost $0)		29

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 5.0%

BANKING & FINANCE 3.2%

Nationwide Building Society
10.250% ~	10,940	$1,949

OCP CLO Ltd.
0.000% due 04/26/2028 (g)	1,400	1,135

		3,084

INDUSTRIALS 1.8%

Sequa Corp.
9.000% «	2,536	1,693

Total Preferred Securities (Cost $5,988)		4,777

REAL ESTATE INVESTMENT TRUSTS 2.4%

REAL ESTATE 2.4%

VICI Properties, Inc.	121,529	2,282

Total Real Estate Investment Trusts (Cost $1,780)		2,282

SHORT-TERM INSTRUMENTS 24.7%

REPURCHASE AGREEMENTS (k) 11.1%
		10,711

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.4%
(1.581)% due 01/31/2019 - 06/28/2019 (f)(g)	ARS	14,446	$411

U.S. TREASURY BILLS 13.2%
2.345% due 01/03/2019 - 03/14/2019 (f)(g)(n)(p)		$12,752	12,724

Total Short-Term Instruments (Cost $23,836)			23,846

Total Investments in Securities (Cost $187,732)			183,727

Total Investments 190.9% (Cost $187,732)			$183,727

Financial Derivative Instruments (m)(o) (7.5)% (Cost or Premiums, net $5,867)			(7,208)

Other Assets and Liabilities, net (83.4)%			(80,277)

Net Assets 100.0%			$96,242

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$579	$532	0.55%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	78	577	0.60
Eneva S.A.	12/21/2017	9	8	0.01
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	14	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,066	1.11
Sierra Hamilton Holder LLC	07/31/2017	25	34	0.04

		$ 2,032	$2,231	2.32%

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$811	U.S. Treasury Notes 2.875% due 09/30/2023	$(832)	$811	$811
TDM	3.130	12/31/2018	01/02/2019	9,900	U.S. Treasury Notes 2.000% due 04/30/2024	(10,169)	9,900	9,902

Total Repurchase Agreements						$(11,001)	$10,711	$10,713

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	1.150%	11/29/2018	01/29/2019	GBP	(1,040)	$(1,327)
	3.401	12/04/2018	03/05/2019	$	(403)	(404)
BRC	3.398	10/03/2018	01/03/2019		(292)	(294)
	3.430	12/14/2018	03/14/2019		(452)	(453)
	3.508	10/25/2018	01/25/2019		(1,045)	(1,052)
CIW	2.850	12/19/2018	01/18/2019		(354)	(354)
FOB	2.900	12/06/2018	01/07/2019		(698)	(699)
JML	3.100	12/17/2018	01/17/2019		(1,868)	(1,871)
MSB	3.982	02/05/2018	02/05/2019		(1,110)	(1,116)
NOM	3.250	11/26/2018	02/26/2019		(792)	(795)
RTA	3.529	07/31/2018	01/31/2019		(1,232)	(1,251)
	3.544	09/07/2018	03/07/2019		(1,226)	(1,240)
	3.592	09/24/2018	03/25/2019		(1,096)	(1,107)
	3.608	09/12/2018	03/12/2019		(34)	(34)
	3.813	12/27/2018	03/27/2019		(1,158)	(1,159)
	3.863	12/27/2018	03/27/2019		(1,160)	(1,161)
SGY	3.310	12/27/2018	03/27/2019		(2,458)	(2,459)
SOG	3.050	11/08/2018	02/08/2019		(1,176)	(1,181)
	3.250	11/21/2018	02/21/2019		(1,743)	(1,750)
	3.250	12/06/2018	02/21/2019		(324)	(325)
UBS	1.150	11/22/2018	02/22/2019	GBP	(2,376)	(3,032)
	1.558	10/26/2018	01/28/2019		(711)	(909)
	3.010	10/25/2018	01/25/2019	$	(518)	(521)
	3.120	11/13/2018	02/13/2019		(5,626)	(5,650)
	3.120	12/12/2018	02/13/2019		(640)	(642)
	3.240	12/06/2018	03/05/2019		(667)	(669)
	3.280	12/12/2018	03/12/2019		(3,515)	(3,522)
	3.290	12/03/2018	03/04/2019		(1,482)	(1,486)
	3.360	10/05/2018	01/07/2019		(2,953)	(2,978)

Total Reverse Repurchase Agreements						$(39,441)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(1,731)	$0	$(1,731)	$1,933	$202
BRC	0	(1,799)	0	(1,799)	2,288	489
CIW	0	(354)	0	(354)	361	7
FICC	811	0	0	811	(832)	(21)
FOB	0	(699)	0	(699)	764	65
JML	0	(1,871)	0	(1,871)	2,309	438
MSB	0	(1,116)	0	(1,116)	1,557	441
NOM	0	(795)	0	(795)	870	75
RTA	0	(5,952)	0	(5,952)	7,739	1,787
SGY	0	(2,459)	0	(2,459)	2,682	223
SOG	0	(3,256)	0	(3,256)	3,423	167
TDM	9,902	0	0	9,902	(10,169)	(267)
UBS	0	(19,409)	0	(19,409)	22,248	2,839

Total Borrowings and Other Financing Transactions	$10,713	$(39,441)	$0

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,773)	$(21,963)	$0	$(26,736)
U.S. Government Agencies	0	0	(404)	0	(404)
Non-Agency Mortgage-Backed Securities	0	(2,256)	(5,817)	0	(8,073)
Asset-Backed Securities	0	(2,977)	(1,251)	0	(4,228)

Total Borrowings	$0	$(10,006)	$(29,435)	$0	$(39,441)

Payable for reverse repurchase agreements					$(39,441)

(l)	Securities with an aggregate market value of $46,174 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(31,339) at a weighted average interest rate of 2.759%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 January 2019 Futures	$2,330.000	01/18/2019	71	$18	$533	$225

Total Purchased Options					$533	$225

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 January 2019 Futures	$2,450.000	01/18/2019	71	$18	$(1,278)	$(1,601)

Total Written Options					$(1,278)	$(1,601)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2019	384	$19,200	$(1,905)	$369	$0

Total Futures Contracts				$(1,905)	$369	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	19.721%	$1,910	$(77)	$(248)	$(325)	$0	$(3)
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	100	(3)	2	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	100	(7)	2	(5)	0	0

						$(87)	$(244)	$(331)	$0	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	4,900	$369	$(183)	$186	$5	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	98	(187)	5	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		$50,000	(137)	766	629	94	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2023		150,300	5,854	(4,746)	1,108	267	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		97,800	927	(1,685)	(758)	0	(191)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/18/2024		19,700	1,188	(777)	411	44	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		122,000	(427)	(2,510)	(2,937)	0	(473)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	180	163	34	0
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	2,200	9	(46)	(37)	0	(3)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		300	(1)	(2)	(3)	0	(1)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	4,062	65	(92)	(27)	0	(19)
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		300	(2)	(18)	(20)	0	(3)

							$7,543	$(9,015)	$(1,472)	$449	$(690)

Total Swap Agreements							$7,456	$(9,259)	$(1,803)	$449	$(693)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$225	$369	$449	$1,043	$(1,601)	$0	$(693)	$(2,294)

(n)

Securities with an aggregate market value of $1,909 and cash of $3,802 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	02/2019	JPY	7,900		$70	$0	$(2)

BOA	01/2019	ARS	1,784		44	0	(3)
	01/2019	EUR	5,074		5,793	0	(25)
	01/2019	GBP	64		82	0	0

BPS	01/2019	ARS	14,007		361	0	(5)
	01/2019		$56	ARS	2,230	2	0
	02/2019	PEN	695		$205	0	(1)
	03/2019		$31	ARS	1,302	1	0

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	01/2019		$18	ARS	721	$1	$0
	01/2019		133	GBP	105	1	0

CBK	01/2019	BRL	3,565		$913	0	(7)
	01/2019		$53	ARS	2,180	4	0
	01/2019		920	BRL	3,565	0	0
	01/2019		186	GBP	146	0	0
	02/2019	CHF	56		$56	0	(1)
	02/2019		$303	BRL	1,179	1	0

DUB	01/2019	BRL	3,565		$920	0	0
	01/2019		$926	BRL	3,565	0	(6)
	02/2019	BRL	3,565		$924	6	0

FBF	01/2019		$114	RUB	7,744	0	(4)

GLM	01/2019	GBP	6,336		$8,101	23	(1)
	01/2019		$128	EUR	112	0	0
	01/2019		251	GBP	197	0	0
	02/2019	JPY	13,800		$123	0	(3)

HUS	01/2019	AUD	71		51	1	0
	01/2019		$1,063	MXN	21,362	21	0

JPM	01/2019	EUR	111		$127	0	(1)
	01/2019		$43	ARS	1,672	1	0
	01/2019		196	EUR	171	0	0

SOG	01/2019		1,014	RUB	67,198	0	(53)

SSB	01/2019		267	GBP	210	1	0

UAG	01/2019	CAD	30		$22	0	0

Total Forward Foreign Currency Contracts						$63	$(112)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2049	$70.000	02/06/2019	$	8,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2049	72.500	02/06/2019		5,000	0	0

SAL	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049	63.000	01/07/2019		5,000	0	0

Total Purchased Options						$1	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 6.250% due 07/25/2033	6.250%	Monthly	07/25/2033	$	122	$0	$7	$7	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
DUB	CMBX.NA.BBB-.8 Index	3.000%	Monthly	10/17/2057	$	400	$(46)	$0	$0	$(46)

FBF	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057		100	(16)	4	0	(12)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045		2,147	(427)	299	0	(128)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		1,239	(240)	64	0	(176)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063		500	(25)	3	0	(22)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		100	(14)	(14)	0	(28)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063		100	(6)	(10)	0	(16)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		100	(5)	(3)	0	(8)

MYC	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063		700	(41)	(71)	0	(112)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		300	(13)	(12)	0	(25)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057		100	(12)	0	0	(12)

							$(845)	$260	$0	$(585)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	45

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	75,000	$0	$1,275	$1,275	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	NDDUEAFE Index	473	3-Month USD-LIBOR less a specified spread	Quarterly	08/14/2019	$2,617	$0	$(140)	$0	$(140)

SOG	Receive	NDDUEAFE Index	8,666	3-Month USD-LIBOR less a specified spread	Maturity	08/08/2019	51,475	0	(6,465)	0	(6,465)

								$0	$(6,605)	$0	$(6,605)

Total Swap Agreements								$(845)	$(5,063)	$1,282	$(7,190)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities			Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	0	0	7	7	(28)	0	0	(28)	(21)	0	(21)
BPS	3	0	0	3	(6)	0	0	(6)	(3)	0	(3)
BRC	2	0	0	2	0	0	0	0	2	0	2
CBK	5	0	0	5	(8)	0	0	(8)	(3)	0	(3)
DUB	6	0	0	6	(6)	0	(46)	(52)	(46)	0	(46)
FBF	0	0	0	0	(4)	0	(12)	(16)	(16)	0	(16)
GLM	23	0	0	23	(4)	0	0	(4)	19	0	19
GST	0	0	0	0	0	0	(378)	(378)	(378)	593	215
HUS	22	0	0	22	0	0	0	0	22	0	22
JPM	1	0	0	1	(1)	0	(140)	(141)	(140)	266	126
MYC	0	0	1,275	1,275	0	0	(149)	(149)	1,126	(1,106)	20
SOG	0	0	0	0	(53)	0	(6,465)	(6,518)	(6,518)	6,775	257
SSB	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$63	$0	$1,282	$1,345	$(112)	$0	$(7,190)	$(7,302)

(p)

Securities with an aggregate market value of $7,634 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$225	$0	$0	$225
Futures	0	0	369	0	0	369
Swap Agreements	0	0	0	0	449	449

	$0	$0	$594	$0	$449	$1,043

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63	$0	$63
Swap Agreements	0	7	0	0	1,275	1,282

	$0	$7	$0	$63	$1,275	$1,345

	$0	$7	$594	$63	$1,724	$2,388

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,601	$0	$0	$1,601
Swap Agreements	0	3	0	0	690	693

	$0	$3	$1,601	$0	$690	$2,294

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$112	$0	$112
Swap Agreements	0	585	6,605	0	0	7,190

	$0	$585	$6,605	$112	$0	$7,302

	$0	$588	$8,206	$112	$690	$9,596

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,521	$0	$0	$1,521
Written Options	0	0	1,293	0	0	1,293
Futures	0	0	(3,294)	0	(1)	(3,295)
Swap Agreements	0	49	0	0	5,021	5,070

	$0	$49	$(480)	$0	$5,020	$4,589

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$664	$0	$664
Swap Agreements	0	94	1,317	0	(258)	1,153

	$0	$94	$1,317	$664	$(258)	$1,817

	$0	$143	$837	$664	$4,762	$6,406

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(445)	$0	$0	$(445)
Written Options	0	0	(840)	0	0	(840)
Futures	0	0	(713)	0	0	(713)
Swap Agreements	0	(194)	0	0	(5,911)	(6,105)

	$0	$(194)	$(1,998)	$0	$(5,911)	$(8,103)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(193)	$0	$(193)
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	(88)	(8,359)	0	1,274	(7,173)

	$0	$(88)	$(8,359)	$(193)	$1,273	$(7,367)

	$0	$(282)	$(10,357)	$(193)	$(4,638)	$(15,470)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	47

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,035	$357	$4,392
Corporate Bonds & Notes
Banking & Finance	0	21,423	1,066	22,489
Industrials	0	16,268	92	16,360
Utilities	0	4,699	0	4,699
Convertible Bonds & Notes
Industrials	0	486	0	486
Municipal Bonds & Notes
Illinois	0	169	0	169
West Virginia	0	2,086	0	2,086
U.S. Government Agencies	0	46,064	0	46,064
Non-Agency Mortgage-Backed Securities	0	32,388	364	32,752
Asset-Backed Securities	0	11,841	5,251	17,092
Sovereign Issues	0	4,509	0	4,509
Common Stocks
Consumer Discretionary	516	0	0	516
Energy	14	0	591	605
Financials	0	0	532	532
Industrials	0	0	34	34
Utilities	8	0	0	8
Warrants
Industrials	0	0	29	29
Preferred Securities
Banking & Finance	0	3,084	0	3,084
Industrials	0	0	1,693	1,693

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Real Estate Investment Trusts
Real Estate	$2,282	$0	$0	$2,282
Short-Term Instruments
Repurchase Agreements	0	10,711	0	10,711
Argentina Treasury Bills	0	411	0	411
U.S. Treasury Bills	0	12,724	0	12,724

Total Investments	$2,820	$170,898	$10,009	$183,727

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	369	674	0	1,043
Over the counter	0	1,345	0	1,345

	$369	$2,019	$0	$2,388

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,294)	0	(2,294)
Over the counter	0	(7,302)	0	(7,302)

	$0	$(9,596)	$0	$(9,596)

Total Financial Derivative Instruments	$369	$(7,577)	$0	$(7,208)

Totals	$3,189	$163,321	$10,009	$176,519

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$122	$211	$0	$0	$0	$(17)	$41	$0	$357	$(17)
Corporate Bonds & Notes
Banking & Finance	2,040	0	(900)	0	4	(78)	0	0	1,066	(76)
Industrials	96	0	0	0	0	(4)	0	0	92	(4)
Non-Agency Mortgage-Backed Securities	387	0	(18)	1	0	(6)	0	0	364	(6)
Asset-Backed Securities	1,405	4,309	0	0	0	(463)	0	0	5,251	(463)
Common Stocks
Energy	842	0	0	0	0	(251)	0	0	591	(251)
Financials	684	0	0	0	0	(152)	0	0	532	(152)
Industrials	36	0	0	0	0	(2)	0	0	34	(2)
Warrants
Industrials	31	0	0	0	0	(2)	0	0	29	(2)
Preferred Securities
Industrials	2,011	271	0	0	0	(589)	0	0	1,693	(589)

Totals	$7,654	$4,791	$(918)	$1	$4	$(1,564)	$41	$0	$10,009	$(1,562)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$357	Third Party Vendor	Broker Quote	91.500-96.000
Corporate Bonds & Notes
Banking & Finance	1,066	Reference Instrument	Option Adjusted Spread	625.508 bps
Industrials	92	Reference Instrument	Yield	11.566
Non-Agency Mortgage-Backed Securities	364	Proxy Pricing	Base Price	4.365-99.000
Asset-Backed Securities	5,251	Proxy Pricing	Base Price	100.540-120,000.000
Common Stocks
Energy	591	Other Valuation Techniques(2)	—	—
Financials	532	Fundamental Valuation	Company Equity Value	GBP 659,300,000.000
Industrials	34	Other Valuation Techniques(2)	—	—
Warrants
Industrials	29	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	1,693	Fundamental Valuation	Company Equity Value	$ 417,000,000.000

Total	$10,009

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	49

Schedule of Investments PIMCO Income Opportunity Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.3%

Altice France S.A.
6.455% (LIBOR03M + 4.000%) due 08/14/2026 ~		$200	$189

Avantor, Inc.
6.572% (LIBOR03M + 3.750%) due 11/21/2024 ~		47	46

Community Health Systems, Inc.
5.957% (LIBOR03M + 3.250%) due 01/27/2021 ~		1,695	1,628

Concordia International Corp.
7.887% (LIBOR03M + 5.500%) due 09/06/2024 ~		1,891	1,802

Diamond Resorts Corp.
6.272% (LIBOR03M + 3.750%) due 09/02/2023 ~		2,943	2,751

Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		4,155	3,892

Envision Healthcare Corp.
6.273% (LIBOR03M + 3.750%) due 10/10/2025 ~		300	281

Financial & Risk U.S. Holdings, Inc.
4.000% (EUR003M + 4.000%) due 10/01/2025 ~	EUR	1,000	1,127
6.272% (LIBOR03M + 3.750%) due 10/01/2025 ~		$600	563

Forbes Energy Services LLC
5.000% - 9.000% due 04/13/2021		496	499

Forest City Enterprises LP
6.383% (LIBOR03M + 4.000%) due 12/07/2025 «~		100	98

FrontDoor, Inc.
5.063% (LIBOR03M + 2.500%) due 08/14/2025 «~		20	19

Frontier Communications Corp.
6.280% (LIBOR03M + 3.750%) due 06/15/2024 ~		395	367

Gray Television, Inc.
TBD% due 11/02/2025		100	97

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(d)		5,744	3,841
TBD% due 07/30/2019 ^(d)		110	74

IRB Holding Corp.
5.682% - 6.053% (LIBOR03M + 3.250%) due 02/05/2025 ~		559	534

McDermott Technology Americas, Inc.
7.522% (LIBOR03M + 5.000%) due 05/12/2025 ~		649	607

Messer Industrie GmbH
TBD% due 10/01/2025		80	77

MH Sub LLC
6.254% (LIBOR03M + 3.750%) due 09/13/2024 ~		69	66

Multi Color Corp.
4.522% (LIBOR03M + 2.000%) due 10/31/2024 «~		10	9

NCI Building Systems, Inc.
6.175% (LIBOR03M + 3.750%) due 04/12/2025 «~		30	27

Neiman Marcus Group Ltd. LLC
5.630% (LIBOR03M + 3.250%) due 10/25/2020 ~		2,711	2,312

PetSmart, Inc.
5.380% (LIBOR03M + 3.000%) due 03/11/2022 ~		50	39

Sequa Mezzanine Holdings LLC
7.408% (LIBOR03M + 5.000%) due 11/28/2021 «~		457	437
11.520% (LIBOR03M + 9.000%) due 04/28/2022 «~		3,120	2,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starfruit Finco B.V
5.599% (LIBOR03M + 3.250%) due 10/01/2025 «~		$200	$188

Syniverse Holdings, Inc.
7.455% (LIBOR03M + 5.000%) due 03/09/2023 «~		10	9

Univision Communications, Inc.
5.272% due 03/15/2024		6,562	5,965

Valeant Pharmaceuticals International, Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~		89	84

Verscend Holding Corp.
7.022% (LIBOR03M + 4.500%) due 08/27/2025 ~		100	97

West Corp.
6.527% (LIBOR03M + 4.000%) due 10/10/2024 ~		35	32

Total Loan Participations and Assignments (Cost $33,046)			30,752

CORPORATE BONDS & NOTES 45.3%

BANKING & FINANCE 21.7%

AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~		2,300	1,035

Ally Financial, Inc.
8.000% due 11/01/2031 (l)		1,567	1,745

Ambac Assurance Corp.
5.100% due 06/07/2020		1	1

Ambac LSNI LLC
7.803% due 02/12/2023 •		517	520

Ardonagh Midco PLC
8.375% due 07/15/2023 (l)	GBP	4,700	5,095

Athene Holding Ltd.
4.125% due 01/12/2028		$34	31

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		113	110

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		80	76
5.000% due 04/20/2048		48	42

Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(d)	EUR	3,100	1,030

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)		400	479

Barclays Bank PLC
7.625% due 11/21/2022 (i)(l)		$400	415

Barclays PLC
3.250% due 01/17/2033	GBP	100	113
6.500% due 09/15/2019 •(h)(i)	EUR	2,000	2,239
7.250% due 03/15/2023 •(h)(i)(l)	GBP	2,055	2,624
7.875% due 09/15/2022 •(h)(i)(l)		1,970	2,520
8.000% due 12/15/2020 •(h)(i)	EUR	200	243

Brookfield Finance, Inc.
3.900% due 01/25/2028		$56	53
4.700% due 09/20/2047		48	44

Cantor Fitzgerald LP
7.875% due 10/15/2019 (l)		3,160	3,254

CBL & Associates LP
5.950% due 12/15/2026		16	12

Co-operative Group Holdings Ltd.
7.500% due 07/08/2026 Ø	GBP	1,400	1,980

Credit Agricole S.A.
7.875% due 01/23/2024 •(h)(i)(l)		$300	301

Credit Suisse AG
6.500% due 08/08/2023 (i)		200	209

Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)		200	196

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	18	19

Equinix, Inc.
2.875% due 03/15/2024		100	115
2.875% due 02/01/2026		100	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$167	$157
6.750% due 03/15/2022		220	221

Freedom Mortgage Corp.
8.250% due 04/15/2025		8	7

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	200	218

GE Capital UK Funding Unlimited Co.
4.375% due 07/31/2019	GBP	10	13

HSBC Bank PLC
6.330% due 05/23/2023		$5,500	5,626

HSBC Holdings PLC
5.875% due 09/28/2026 •(h)(i)(l)	GBP	200	244
6.000% due 09/29/2023 •(h)(i)(l)	EUR	1,400	1,701
6.500% due 03/23/2028 •(h)(i)		$310	282

Hunt Cos., Inc.
6.250% due 02/15/2026		16	14

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (l)		7,000	6,947

iStar, Inc.
4.625% due 09/15/2020		9	9
5.250% due 09/15/2022		31	29

Jefferies Finance LLC
6.875% due 04/15/2022 (l)		200	196
7.500% due 04/15/2021 (l)		2,885	2,892

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	39

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(h)(i)		200	193
7.500% due 09/27/2025 •(h)(i)(l)		1,740	1,684
7.625% due 06/27/2023 •(h)(i)	GBP	700	920

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$1,450	1,451

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	198

MetLife, Inc.
5.875% due 03/15/2028 •(h)		6	6

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)		466	456

Navient Corp.
5.625% due 08/01/2033		55	37
6.500% due 06/15/2022		50	47
8.000% due 03/25/2020 (l)		1,100	1,120

Newmark Group, Inc.
6.125% due 11/15/2023		46	45

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		28	28

Pinnacol Assurance
8.625% due 06/25/2034 «(j)		2,900	2,811

Provident Funding Associates LP
6.375% due 06/15/2025		17	15

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(h)(i)(l)		2,650	2,630
8.000% due 08/10/2025 •(h)(i)(l)		1,900	1,900
8.625% due 08/15/2021 •(h)(i)(l)		1,600	1,660

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)	GBP	800	1,004
7.375% due 06/24/2022 •(h)(i)(l)		2,500	3,207

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (l)		$4,000	4,115

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		200	170
7.375% due 10/04/2023 •(h)(i)		400	373

Springleaf Finance Corp.
5.625% due 03/15/2023 (l)		800	740
6.125% due 05/15/2022 (l)		414	404
6.875% due 03/15/2025		59	53

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	370	460

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,679	2,472

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$4,887	1,237

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TP ICAP PLC
5.250% due 01/26/2024	GBP	1,000	$1,194

UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(h)(i)	EUR	400	487

UniCredit SpA
7.830% due 12/04/2023 (l)		$2,820	2,953

Unigel Luxembourg S.A.
10.500% due 01/22/2024		370	387

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,175	1,641
7.395% due 03/28/2024		800	1,119

WeWork Cos., Inc.
7.875% due 05/01/2025		$46	41

			80,463

INDUSTRIALS 18.4%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	2,200	2,613

Air Canada Pass-Through Trust
3.700% due 07/15/2027		$14	13

Altice Financing S.A.
7.500% due 05/15/2026 (l)		2,000	1,830

Altice France S.A.
7.375% due 05/01/2026 (l)		2,938	2,703
8.125% due 02/01/2027 (l)		700	661

Associated Materials LLC
9.000% due 01/01/2024 (l)		5,560	5,393

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (l)		800	721

Charter Communications Operating LLC
4.200% due 03/15/2028		86	81

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	100

Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		29	29

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		410	412
7.625% due 03/15/2020 (l)		2,280	2,232

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		22	21

Community Health Systems, Inc.
5.125% due 08/01/2021 (l)		914	852
6.250% due 03/31/2023 (l)		5,527	5,044
8.625% due 01/15/2024		256	253

Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 «		218	227
8.048% due 05/01/2022 «		357	369

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(d)		200	0
9.250% due 06/30/2020 ^(d)		1,800	0

CSN Resources S.A.
6.500% due 07/21/2020 (l)		400	388
6.500% due 07/21/2020		100	97

CVS Pass-Through Trust
7.507% due 01/10/2032		2,310	2,673

DAE Funding LLC
5.250% due 11/15/2021		200	197
5.750% due 11/15/2023		200	198

Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		276	285

Diamond Resorts International, Inc.
7.750% due 09/01/2023		70	67
10.750% due 09/01/2024 (l)		1,600	1,444

DJO Finance LLC
8.125% due 06/15/2021		1,122	1,158

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		1,500	1,508

EI Group PLC
6.875% due 05/09/2025	GBP	20	28

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		$1,344	1,166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exela Intermediate LLC
10.000% due 07/15/2023		$74	$71

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		924	770
6.875% due 03/01/2026 (l)		1,018	821
7.000% due 02/15/2021		380	366

Fresh Market, Inc.
9.750% due 05/01/2023 (l)		3,490	2,530

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,601

Full House Resorts, Inc.
8.575% due 01/31/2024 «		$197	181

General Electric Co.
2.200% due 01/09/2020		159	157
3.100% due 01/09/2023		50	47
3.450% due 05/15/2024		1	1
5.000% due 01/21/2021 •(h)		186	143
5.550% due 05/04/2020		40	41
5.550% due 01/05/2026		166	163
5.875% due 01/14/2038		10	10
6.150% due 08/07/2037		109	107
6.875% due 01/10/2039		28	29

HCA, Inc.
4.500% due 02/15/2027 (l)		600	568

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		80	77

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(d)		1,700	1,147
9.000% due 03/01/2021 ^(d)		5,754	3,884

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		125	108

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		85	88
8.500% due 10/15/2024		952	928
9.750% due 07/15/2025		74	75

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (l)		4,867	4,453
8.125% due 06/01/2023 (l)		966	753

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		400	278

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		40	39

Metinvest BV
8.500% due 04/23/2026 (l)		600	542

Netflix, Inc.
4.625% due 05/15/2029	EUR	200	226

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2019 (g)(h)		$1,150	20

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)		760	688

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		51	49
4.500% due 03/15/2023		103	97
5.250% due 08/15/2022		8	8
5.500% due 02/15/2024		22	21

Petroleos Mexicanos
6.500% due 03/13/2027		110	104
6.750% due 09/21/2047		30	25

PetSmart, Inc.
5.875% due 06/01/2025		70	51

Platin GmbH
6.875% due 06/15/2023	EUR	300	332

Radiate Holdco LLC
6.875% due 02/15/2023		$40	36

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	112
6.250% due 05/15/2026		$69	67

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	153

Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,500	1,591

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.600% due 08/08/2023		$200	$199
5.125% due 08/08/2025		200	198
5.400% due 08/08/2028		200	194

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		13	11

SoftBank Group Corp.
4.000% due 04/20/2023 (l)	EUR	1,100	1,301

Spirit Issuer PLC
6.582% due 03/28/2025	GBP	979	1,262

Sunoco LP
4.875% due 01/15/2023		$32	31

T-Mobile USA, Inc.
4.750% due 02/01/2028		12	11

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	231

Times Square Hotel Trust
8.528% due 08/01/2026		$3,911	4,509

Transocean Pontus Ltd.
6.125% due 08/01/2025		96	93

Triumph Group, Inc.
4.875% due 04/01/2021		53	48
5.250% due 06/01/2022		22	19

United Group BV
4.375% due 07/01/2022	EUR	100	114
4.875% due 07/01/2024		100	113

Univision Communications, Inc.
5.125% due 05/15/2023		$137	123
5.125% due 02/15/2025		96	84

UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	120	131

ViaSat, Inc.
5.625% due 09/15/2025		$58	54

VOC Escrow Ltd.
5.000% due 02/15/2028		34	32

WellCare Health Plans, Inc.
5.375% due 08/15/2026		52	50

Wind Tre SpA
2.625% due 01/20/2023	EUR	200	208
2.750% due 01/20/2024 •		200	206

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$48	44
4.250% due 03/01/2022		2	2
5.400% due 04/01/2024		2	2
5.750% due 04/01/2027 (l)		594	547

			68,142

UTILITIES 5.2%

AT&T, Inc.
4.900% due 08/15/2037 (l)		228	213

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	197

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	393
6.510% due 03/07/2022 (l)		3,400	3,559
8.625% due 04/28/2034 (l)		1,081	1,340
9.250% due 04/23/2019		100	102

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (l)		1,033	998

Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (c)		2,196	1,249

Pacific Gas & Electric Co.
2.450% due 08/15/2022		54	48
2.950% due 03/01/2026		35	29
3.250% due 09/15/2021		15	14
3.250% due 06/15/2023		4	4
3.500% due 10/01/2020		66	63
3.750% due 02/15/2024		16	14
3.750% due 08/15/2042		16	12
4.250% due 05/15/2021		45	43

Petrobras Global Finance BV
5.999% due 01/27/2028 (l)		460	434

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	51

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 01/17/2022 (l)		$84	$86
6.250% due 12/14/2026 (l)	GBP	3,100	4,095
6.625% due 01/16/2034		200	257
7.375% due 01/17/2027 (l)		$1,875	1,930

Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		1,444	1,546
9.750% due 01/06/2027 (l)		590	648

Southern California Edison Co.
3.650% due 03/01/2028		4	4
5.750% due 04/01/2035		8	9
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		16	18

Sprint Capital Corp.
6.900% due 05/01/2019 (l)		1,000	1,009

Sprint Communications, Inc.
7.000% due 08/15/2020 (l)		1,100	1,129

			19,445

Total Corporate Bonds & Notes (Cost $175,283)			168,050

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		33	41

Total Convertible Bonds & Notes (Cost $61)			41

MUNICIPAL BONDS & NOTES 1.3%

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		50	49

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		120	132
7.750% due 01/01/2042		210	225

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	75

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		25	27
7.350% due 07/01/2035		15	17

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		165	158

			683

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		125	127

WEST VIRGINIA 1.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		28,100	1,581
7.467% due 06/01/2047		2,565	2,519

			4,100

Total Municipal Bonds & Notes (Cost $4,870)			4,910

U.S. GOVERNMENT AGENCIES 2.3%

Fannie Mae
4.000% due 10/01/2040		22	23
6.056% due 07/25/2029 •		530	562
8.256% due 07/25/2029 •		720	831

Freddie Mac
0.000% due 04/25/2045 -02/25/2046 (b)(g)(l)		5,794	5,190
0.100% due 05/25/2020 - 02/25/2046 (a)		90,985	117
0.200% due 04/25/2045 (a)		3,595	1
0.661% due 10/25/2020 ~(a)		26,317	248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.656% due 10/25/2029 •	$1,300	$1,461

Total U.S. Government Agencies (Cost $8,038)		8,433

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.8%

American Home Mortgage Investment Trust
2.776% due 03/25/2037 •	3,993	2,537

Anthracite Ltd.
5.678% due 06/20/2041	2,700	843

Banc of America Alternative Loan Trust
11.426% due 09/25/2035 ^•	1,070	1,228

Banc of America Funding Trust
3.711% due 12/20/2034 ~	728	580
3.767% due 03/20/2036 ^~	752	650
4.281% due 12/20/2036 ~	82	85
6.020% due 10/20/2046 ^~	542	424

Banc of America Mortgage Trust
4.451% due 09/25/2034 ~	108	107
4.747% due 10/20/2046 ^~	78	51

Bancorp Commercial Mortgage Trust
6.150% due 08/15/2032 •(l)	3,800	3,826

Barclays Commercial Mortgage Securities Trust
7.455% due 08/15/2027 •(l)	2,900	2,868

Bayview Commercial Asset Trust
2.726% due 03/25/2037 •	130	123

BCAP LLC Trust
3.345% due 05/26/2037 ~	3,278	2,852

Bear Stearns Adjustable Rate Mortgage Trust
3.578% due 03/25/2035 ~	78	77
3.875% due 08/25/2047 ^~	304	270
3.924% due 06/25/2047 ^~	210	193
4.372% due 09/25/2034 ~	77	74
4.498% due 10/25/2036 ^~	727	699
4.750% due 09/25/2034 ~	25	25

Bear Stearns ALT-A Trust
2.666% due 06/25/2046 ^•(l)	2,647	2,821
3.206% due 01/25/2035 •	273	273
3.654% due 05/25/2036 ^~	691	641
3.848% due 08/25/2036 ^~(l)	1,926	1,922
3.867% due 08/25/2036 ^~	433	286
3.877% due 07/25/2035 ^~	326	284
3.899% due 04/25/2035 ~	269	250
3.952% due 11/25/2036 ^~	440	391
4.032% due 05/25/2035 ~	424	398
4.309% due 11/25/2035 ~	54	47
4.383% due 09/25/2034 ~	294	290

BRAD Resecuritization Trust
2.187% due 03/12/2021 «	2,560	113
6.550% due 03/12/2021 «	479	479

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^Ø	1,029	865

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	104	76

CD Mortgage Trust
5.688% due 10/15/2048 (l)	4,858	2,476

Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^	744	523
6.000% due 03/25/2037 ^	817	665

Citigroup Commercial Mortgage Trust
5.592% due 12/10/2049 ~(l)	1,633	1,103

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	248	248

Citigroup Mortgage Loan Trust
3.909% due 03/25/2037 ^~	1,330	1,117

Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^	533	500

Commercial Mortgage Loan Trust
6.050% due 12/10/2049 ~(l)	2,424	1,488

Commercial Mortgage Trust
6.126% due 07/10/2046 ~(l)	2,170	2,215

Countrywide Alternative Loan Trust
2.756% due 06/25/2037 ^•(l)	939	748
2.856% due 05/25/2036 ^•	1,659	842
2.856% due 08/01/2036 ^•	1,295	813
5.500% due 10/25/2035 ^	279	250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/25/2035 ^		$1,388	$1,154
5.750% due 05/25/2036 ^		270	197
6.000% due 11/25/2035 ^		352	120
6.000% due 04/25/2036 ^		298	244
6.000% due 04/25/2037 ^		580	398
6.500% due 09/25/2032 ^		347	335
6.500% due 07/25/2035 ^		348	281
6.500% due 06/25/2036 ^		454	343

Countrywide Home Loan Mortgage Pass-Through Trust
3.289% due 03/25/2037 ^~		1,037	867
3.796% due 06/20/2035 ~		150	145
3.855% due 08/20/2035 ^~		72	69
3.910% due 08/25/2034 ^~		41	39
4.078% due 11/25/2035 ^~		1,738	1,542
4.376% due 03/25/2046 ^•		2,550	1,650
4.517% due 09/25/2047 ^~		731	710
5.500% due 08/25/2035 ^		72	63

Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,208	1,293

Credit Suisse Mortgage Capital Certificates
2.781% due 11/30/2037 ~(l)		9,500	8,315

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.106% due 07/25/2036 ^•		506	166
5.896% due 04/25/2036 Ø		422	280
6.500% due 05/25/2036 ^		371	217

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^		463	235

Debussy DTC PLC
5.930% due 07/12/2025 (l)	GBP	7,000	8,913

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.656% due 02/25/2047 •		$540	423

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		77	69

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		144	149

Downey Savings & Loan Association Mortgage Loan Trust
2.650% due 04/19/2047 ^•		333	295

EMF-NL BV
0.682% due 07/17/2041 •	EUR	800	866

Epic Drummond Ltd.
0.000% due 01/25/2022 •		87	98

Eurosail PLC
2.500% due 09/13/2045 •	GBP	1,814	2,197
3.150% due 09/13/2045 •		1,314	1,595
4.750% due 09/13/2045 •		1,126	1,511

First Horizon Alternative Mortgage Securities Trust
3.819% due 02/25/2036 ~		$77	63
3.906% due 05/25/2036 ^~		1,261	1,134
4.086% due 11/25/2036 ^~		1,047	840
4.158% due 08/25/2035 ^~		52	9
6.250% due 11/25/2036 ^		88	59

First Horizon Mortgage Pass-Through Trust
3.938% due 07/25/2037 ^~		42	34
4.304% due 01/25/2037 ^~		612	551

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		1,014	957

GMAC Mortgage Corp. Loan Trust
4.190% due 06/25/2034 ~		122	120
4.268% due 07/19/2035 ~		46	45
4.500% due 06/25/2034 ~		81	80

GreenPoint Mortgage Funding Trust
2.686% due 01/25/2037 •		957	894

GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~		3,400	3,058

GS Mortgage Securities Trust
1.354% due 08/10/2043 ~(a)		7,628	128

GSR Mortgage Loan Trust
2.956% due 07/25/2037 ^•		355	173
4.354% due 01/25/2036 ^~		863	857
4.715% due 12/25/2034 ~		29	28
6.000% due 09/25/2034		219	216

HarborView Mortgage Loan Trust
2.660% due 02/19/2046 •(l)		1,566	1,532
2.680% due 11/19/2036 •(l)		2,701	2,400

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.030% due 06/19/2034 •		$204	$197
3.110% due 01/19/2035 •		237	221
4.028% due 08/19/2036 ^~		188	151

HomeBanc Mortgage Trust
2.756% due 03/25/2035 •		247	214

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	583	606

Impac CMB Trust
3.026% due 11/25/2035 ^•		$296	267

IndyMac Mortgage Loan Trust
2.966% due 04/25/2035 •		153	145
3.279% due 06/25/2037 ^~		288	263
3.306% due 08/25/2034 •		157	143
3.366% due 09/25/2034 •		380	357
3.595% due 05/25/2037 ^~		3,045	2,820
3.948% due 11/25/2036 ^~		925	904
4.395% due 12/25/2036 ^~		958	910

JPMorgan Alternative Loan Trust
4.001% due 05/25/2036 ^~		368	292
5.500% due 11/25/2036 ^~		7	5

JPMorgan Chase Commercial Mortgage Securities Trust
5.590% due 01/12/2043 ~		357	357

JPMorgan Mortgage Trust
3.789% due 05/25/2036 ^~		565	548
4.196% due 10/25/2036 ^~		36	32
4.200% due 07/25/2035 ~		86	87
6.000% due 08/25/2037 ^		565	446

Landmark Mortgage Securities PLC
0.088% due 06/17/2038 •	EUR	192	213
1.126% due 06/17/2038 •	GBP	504	621

Lehman Mortgage Trust
5.785% due 04/25/2036 ~		$269	243
6.000% due 05/25/2037 ^(l)		1,190	1,184

MASTR Adjustable Rate Mortgages Trust
2.897% due 01/25/2047 ^•		349	285
4.122% due 10/25/2034 ~		652	608

Merrill Lynch Mortgage Trust
5.791% due 06/12/2050 ~(l)		13	13

Morgan Stanley Capital Trust
6.121% due 06/11/2049 ~		205	205

Morgan Stanley Mortgage Loan Trust
4.065% due 07/25/2035 ^~(l)		1,283	1,181
4.425% due 01/25/2035 ^~		269	221
5.750% due 12/25/2035 ^		369	342
6.000% due 08/25/2037 ^		240	186

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «		627	583

Motel 6 Trust
9.382% due 08/15/2019 •		4,975	5,059

Prime Mortgage Trust
2.856% due 06/25/2036 ^•		3,302	2,027
7.000% due 07/25/2034		175	174

Regal Trust
2.515% due 09/29/2031 •		2	2

Residential Accredit Loans, Inc. Trust
2.716% due 06/25/2037 •		1,640	1,406
5.500% due 04/25/2037		98	89
6.000% due 08/25/2035 ^		540	497
6.000% due 01/25/2037 ^		459	425

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		448	283
6.000% due 07/25/2037		6,992	4,549

Residential Funding Mortgage Securities, Inc. Trust
5.358% due 07/27/2037 ^~		193	165
6.000% due 06/25/2037 ^		348	324

Sequoia Mortgage Trust
3.902% due 01/20/2038 ^~		241	226

Structured Adjustable Rate Mortgage Loan Trust
3.959% due 01/25/2036 ^~		1,031	767
4.233% due 08/25/2034 ~		18	17

Structured Asset Mortgage Investments Trust
2.716% due 08/25/2036 ^•(l)		2,064	1,907
2.966% due 05/25/2045 •		131	128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.293% due 01/25/2034 ~		$302	$302

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		299	224

Theatre Hospitals PLC
4.563% due 10/15/2031 •	GBP	237	278

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 07/25/2046 •		$1,837	1,799
3.172% due 03/25/2037 ^~		456	422
3.500% due 03/25/2033 ~		73	74
3.591% due 06/25/2037 ^~(l)		1,439	1,345
3.689% due 07/25/2037 ^~(l)		2,479	2,080
3.708% due 11/25/2036 ^~		279	270
3.756% due 07/25/2037 ^~		1,092	996

Washington Mutual Mortgage Pass-Through Certificates Trust
3.007% due 10/25/2046 ^•		449	391
3.725% due 06/25/2033 ~		67	68

Wells Fargo Mortgage-Backed Securities Trust
3.006% due 07/25/2037 ^•		173	155
4.603% due 09/25/2036 ^~		16	16
4.620% due 04/25/2036 ^~		15	15
4.754% due 10/25/2036 ^~		15	14

Total Non-Agency Mortgage-Backed Securities (Cost $118,119)			128,937

ASSET-BACKED SECURITIES 35.9%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		201	40

Airspeed Ltd.
2.725% due 06/15/2032 •		269	258

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.231% due 05/25/2034 •		154	155
5.356% due 08/25/2032 •		789	792

Asset-Backed Funding Certificates Trust
2.656% due 10/25/2036 •(l)		5,418	5,182
3.066% due 10/25/2033 •		167	158
3.166% due 03/25/2035 •(l)		4,431	4,391

Bear Stearns Asset-Backed Securities Trust
2.222% due 09/25/2034 •		510	492
4.240% due 07/25/2036 ~		422	270

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,214

Conseco Finance Corp.
6.220% due 03/01/2030		60	63
6.530% due 02/01/2031 ~		1,022	986
7.050% due 01/15/2027		8	8

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 Ø		727	790
7.960% due 05/01/2031		1,610	950
8.060% due 09/01/2029 ~(l)		2,942	1,391
9.163% due 03/01/2033 ~		2,684	2,491

Countrywide Asset-Backed Certificates
2.646% due 06/25/2035 •(l)		7,715	7,008
2.756% due 01/25/2037 •(l)		15,575	14,940
2.846% due 12/25/2036 ^•		483	258
3.066% due 08/25/2032 ^•		331	310
3.781% due 02/25/2035 •(l)		1,884	1,902

Countrywide Asset-Backed Certificates Trust
3.286% due 11/25/2034 •		246	246
4.693% due 10/25/2035 ~		4	5

Crecera Americas LLC
5.563% due 08/31/2020 •		6,000	6,006

Credit Suisse First Boston Mortgage Securities Corp.
3.556% due 02/25/2031 •		1,233	1,256

Credit-Based Asset Servicing & Securitization CBO Corp.
2.989% due 09/06/2041 •		7,846	804

Credit-Based Asset Servicing & Securitization LLC
3.635% due 12/25/2035 •		1,377	1,358

Euromax ABS PLC
0.024% due 11/10/2095 •	EUR	5,000	5,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~	$445	$472

Home Equity Asset Trust
4.906% due 10/25/2033 •	14	13

Home Equity Loan Trust
2.846% due 04/25/2037 •(l)	8,700	7,162

Home Equity Mortgage Loan Asset-Backed Trust
2.746% due 04/25/2037 •	14,104	10,597
2.826% due 04/25/2037 •(l)	4,487	3,996

JPMorgan Mortgage Acquisition Trust
2.586% due 08/25/2036 •	7	4
2.696% due 03/25/2047 •	1,849	1,798

KGS-Alpha SBA COOF Trust
1.077% due 04/25/2038 «~(a)	889	24

Lehman ABS Mortgage Loan Trust
2.596% due 06/25/2037 •	5,453	3,909

Long Beach Mortgage Loan Trust
2.696% due 02/25/2036 •	2,909	2,377
2.776% due 05/25/2046 •	3,314	1,374
3.211% due 11/25/2035 •(l)	4,233	3,347
4.981% (US0001M + 2.475%) due 03/25/2032 ~	42	43

Morgan Stanley ABS Capital, Inc. Trust
3.541% due 01/25/2035 •	588	257

Morgan Stanley Dean Witter Capital, Inc. Trust
3.931% due 02/25/2033 •	228	228

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	10,400	5,869

NovaStar Mortgage Funding Trust
2.676% due 11/25/2036 •	1,372	625

Oakwood Mortgage Investors, Inc.
2.685% due 06/15/2032 •	14	14

Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^Ø	8	8

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 Ø	1,103	1,131

Ownit Mortgage Loan Trust
3.415% due 10/25/2035 Ø	2,098	1,282

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.381% due 10/25/2034 •	1,161	971

Residential Asset Mortgage Products Trust
3.631% due 08/25/2033 •	536	527

Saxon Asset Securities Trust
3.481% due 12/26/2034 •	629	576

Securitized Asset-Backed Receivables LLC Trust
2.736% due 02/25/2037 ^•	366	172
3.181% due 01/25/2035 •	22	22

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)	2	1,444

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)	1	1,189

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (g)	2,540	962
0.000% due 09/25/2040 (g)	1,094	706

Soloso CDO Ltd.
2.728% due 10/07/2037 •	1,300	1,082

South Coast Funding Ltd.
2.597% due 01/06/2041 •	40,855	11,631
2.668% due 01/06/2041 •	55	16

Specialty Underwriting & Residential Finance Trust
2.656% due 06/25/2037 •	5,433	3,973

Structured Asset Investment Loan Trust
2.946% due 01/25/2036 •(l)	5,451	5,226

Structured Asset Securities Corp. Mortgage Loan Trust
2.806% due 06/25/2035 •	247	241

Talon Funding Ltd.
3.241% due 06/05/2035 •	796	307

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~	660	632

Total Asset-Backed Securities (Cost $117,354)		133,152

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	53

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.5%

Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	3,180	$2,033
3.375% due 01/15/2023		100	91
5.250% due 01/15/2028		100	83
6.250% due 11/09/2047		100	83
7.820% due 12/31/2033		6,784	6,597
41.328% (BADLARPP) due 10/04/2022 ~	ARS	36	2
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		400	11
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		39,487	1,011
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		2,157	57
59.257% due 06/21/2020 ~(a)		44,396	1,270

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	100	115
2.375% due 11/09/2028		120	136

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,266	383
6.150% due 08/12/2032		1,160	351
6.350% due 08/12/2028		250	78
8.200% due 08/12/2026		250	87

Qatar Government International Bond
3.875% due 04/23/2023		$200	203

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	200	232

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$165	38
8.250% due 10/13/2024 ^(d)		19	4
9.250% due 09/15/2027 ^(d)		198	47

Total Sovereign Issues (Cost $17,900)			12,912

		SHARES
COMMON STOCKS 1.7%

COMMUNICATION SERVICES 0.1%

Tribune Media Co. ‘A’		5,969	271

CONSUMER DISCRETIONARY 0.4%

Caesars Entertainment Corp. (e)		219,638	1,491

	SHARES	MARKET VALUE (000S)
ENERGY 0.3%

Dommo Energia S.A. «(e)(j)	6,101,134	$1,171

Dommo Energia S.A. SP - ADR «(e)	1,108	28

Forbes Energy Services Ltd. (e)(j)	29,625	75

		1,274

FINANCIALS 0.5%

Ardonagh Group Ltd. «(j)	1,377,983	1,698

INDUSTRIALS 0.0%

Sierra Hamilton Holder LLC «(e)(j)	200,912	67

UTILITIES 0.4%

Eneva S.A. (e)(j)	4,214	18

TexGen Power LLC «	33,708	1,348

		1,366

Total Common Stocks (Cost $7,459)		6,167

WARRANTS 0.0%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	279,000	67

Total Warrants (Cost $0)		67

PREFERRED SECURITIES 2.3%

BANKING & FINANCE 1.2%

Nationwide Building Society
10.250% ~	25,550	4,551

INDUSTRIALS 1.1%

Sequa Corp.
9.000% «	5,875	3,923

Total Preferred Securities (Cost $10,765)		8,474

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.7%

REAL ESTATE 1.7%

VICI Properties, Inc.		340,104	$6,387

Total Real Estate Investment Trusts (Cost $4,976)			6,387

SHORT-TERM INSTRUMENTS 4.7%

REPURCHASE AGREEMENTS (k) 3.8%
			13,971

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
(1.357)% due 01/31/2019 - 06/28/2019 (f)(g)	ARS	25,173	722

U.S. TREASURY BILLS 0.7%
2.325% due 01/22/2019 - 01/31/2019 (f)(g)(o)		$2,544	2,540

Total Short-Term Instruments (Cost $17,217)			17,233

Total Investments in Securities (Cost $515,088)			525,515

Total Investments 141.8% (Cost $515,088)			$525,515

Financial Derivative Instruments (m)(n) (0.4)% (Cost or Premiums, net $(8,972))			(1,399)

Other Assets and Liabilities, net (41.4)%			(153,417)

Net Assets 100.0%			$370,699

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$1,846	$1,698	0.46%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	159	1,171	0.32
Eneva S.A.	12/21/2017	18	18	0.00
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	1,470	75	0.02
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	2,811	0.76
Sierra Hamilton Holder LLC	07/31/2017	51	67	0.02

		$6,444	$5,840	1.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$1,871	U.S. Treasury Notes 2.875% due 09/30/2023	$(1,909)	$1,871	$1,871
MBC	3.200	12/31/2018	01/02/2019	12,100	U.S. Treasury Notes 2.875% due 04/30/2025	(12,528)	12,100	12,102

Total Repurchase Agreements						$(14,437)	$13,971	$13,973

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	1.140%	11/22/2018	01/22/2019		GBP	(966)	$(1,233)
	3.290	11/29/2018	03/01/2019		$	(274)	(275)
	3.616	11/14/2018	02/14/2019			(5,416)	(5,443)
BRC	2.600	12/24/2018	TBD	(3)		(1,041)	(1,042)
	3.449	10/16/2018	01/16/2019			(3,922)	(3,951)
	3.615	11/09/2018	02/11/2019			(10,030)	(10,084)
	3.616	11/14/2018	02/14/2019			(2,330)	(2,342)
	3.792	12/21/2018	03/21/2019			(5,124)	(5,131)
	4.822	08/14/2018	06/27/2019			(1,596)	(1,597)
FOB	2.900	12/06/2018	01/07/2019			(2,696)	(2,702)
JML	(0.250)	11/21/2018	01/21/2019		EUR	(980)	(1,122)
	0.950	11/21/2018	01/22/2019		GBP	(3,643)	(4,648)
	0.950	12/03/2018	03/04/2019			(170)	(217)
	1.050	11/15/2018	02/18/2019			(1,831)	(2,337)
	3.050	12/21/2018	TBD	(3)	$	(7,342)	(7,350)
MSB	3.940	08/17/2018	08/19/2019			(5,453)	(5,479)
	4.088	09/20/2018	09/17/2019			(1,059)	(1,061)
NOM	3.250	11/26/2018	02/26/2019			(6,516)	(6,538)
RDR	2.650	12/10/2018	01/10/2019			(989)	(991)
	2.950	11/30/2018	03/04/2019			(1,981)	(1,986)
RTA	3.140	11/16/2018	02/15/2019			(3,272)	(3,285)
	3.161	10/18/2018	04/18/2019			(3,726)	(3,751)
	3.531	08/02/2018	02/04/2019			(4,449)	(4,516)
	3.544	09/07/2018	03/07/2019			(2,087)	(2,111)
	3.608	09/12/2018	03/12/2019			(7,960)	(8,049)
	3.642	09/24/2018	03/25/2019			(1,127)	(1,138)
	3.774	10/26/2018	04/26/2019			(4,748)	(4,782)
SAL	3.258	10/05/2018	01/08/2019			(1,767)	(1,781)
SOG	3.020	10/24/2018	01/24/2019			(1,701)	(1,711)
	3.250	11/20/2018	02/20/2019			(5,346)	(5,367)
	3.250	12/06/2018	03/06/2019			(5,869)	(5,883)
	3.250	12/07/2018	03/07/2019			(2,234)	(2,239)
	3.250	12/21/2018	02/20/2019			(400)	(401)
	3.250	12/31/2018	02/20/2019			(355)	(356)
	3.270	12/12/2018	03/12/2019			(850)	(852)
	3.290	12/14/2018	03/14/2019			(2,284)	(2,288)
	3.440	10/23/2018	01/23/2019			(1,194)	(1,202)
UBS	(0.250)	10/24/2018	01/24/2019		EUR	(1,126)	(1,290)
	1.150	11/22/2018	02/22/2019		GBP	(3,948)	(5,038)
	1.630	09/24/2018	01/15/2019			(4,150)	(5,313)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	55

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.880%	10/11/2018	01/11/2019	$	(1,025)	$(1,032)
	3.030	12/13/2018	03/13/2019		(207)	(207)
	3.120	11/14/2018	02/14/2019		(2,075)	(2,084)
	3.200	11/20/2018	02/20/2019		(704)	(707)
	3.280	12/12/2018	03/12/2019		(2,648)	(2,653)
	3.290	12/06/2018	03/05/2019		(3,695)	(3,704)
	3.300	12/17/2018	03/18/2019		(13,268)	(13,287)
	3.330	12/13/2018	03/13/2019		(1,067)	(1,069)
	3.360	10/05/2018	01/07/2019		(1,029)	(1,038)
	3.370	10/10/2018	01/10/2019		(4,061)	(4,093)
	3.440	10/23/2018	01/23/2019		(5,417)	(5,454)

Total Reverse Repurchase Agreements						$(162,210)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(6,951)	$0	$(6,951)	$8,784	$1,833
BRC	0	(24,147)	0	(24,147)	34,864	10,717
FICC	1,871	0	0	1,871	(1,909)	(38)
FOB	0	(2,702)	0	(2,702)	2,953	251
JML	0	(15,674)	0	(15,674)	18,279	2,605
MBC	12,102	0	0	12,102	(12,528)	(426)
MSB	0	(6,540)	0	(6,540)	9,561	3,021
NOM	0	(6,538)	0	(6,538)	7,429	891
RDR	0	(2,977)	0	(2,977)	3,089	112
RTA	0	(27,632)	0	(27,632)	34,722	7,090
SAL	0	(1,781)	0	(1,781)	2,215	434
SOG	0	(20,299)	0	(20,299)	21,878	1,579
UBS	0	(46,969)	0	(46,969)	56,817	9,848

Total Borrowings and Other Financing Transactions	$13,973	$(162,210)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,729)	$(60,773)	$(12,143)	$(87,645)
U.S. Government Agencies	0	0	(7,473)	0	(7,473)
Non-Agency Mortgage-Backed Securities	0	(9,334)	(11,298)	(5,479)	(26,111)
Asset-Backed Securities	0	(13,498)	(20,043)	(7,440)	(40,981)

Total Borrowings	$0	$(37,561)	$(99,587)	$(25,062)	$(162,210)

Payable for reverse repurchase agreements					$(162,210)

(l)	Securities with an aggregate market value of $201,404 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(162,084) at a weighted average interest rate of 2.994%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	19.721%	$4,200	$(140)	$(575)	$(715)	$0	$(6)
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	100	(3)	2	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	800	(43)	7	(36)	1	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	2.346	1,000	22	53	75	0	0

						$(164)	$(513)	$(677)	$1	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	13,300	$618	$(112)	$506	$12	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(361)	(515)	14	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	$	165,100	(452)	2,530	2,078	310	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		63,400	(2,639)	1,086	(1,553)	109	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		35,800	(332)	610	278	70	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	(392)	(1,988)	73	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	(285)	(133)	33	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,333)	1,285	(2,048)	185	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038		43,000	144	(1,108)	(964)	0	(221)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		25,500	2,291	(373)	1,918	0	(141)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		8,000	40	(269)	(229)	0	(48)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	134	263	11	0
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	10,100	41	(210)	(169)	0	(15)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	17,050	274	(389)	(115)	0	(81)

							$(4,817)	$2,146	$(2,671)	$817	$(506)

Total Swap Agreements							$(4,981)	$1,633	$(3,348)	$818	$(512)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$818	$818	$0	$0	$(512)	$(512)

Cash of $7,916 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	57

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	22,522		$25,712	$0	$(109)
	01/2019		$382	ARS	15,560	24	0

BPS	01/2019	ARS	5,159		$133	0	(4)
	01/2019	BRL	3,185		822	0	0
	01/2019		$254	ARS	10,032	10	0
	01/2019		820	BRL	3,185	2	0
	02/2019	PEN	1,929		$569	0	(3)
	03/2019		$122	ARS	5,159	3	0

BRC	01/2019		65		2,576	3	0

CBK	01/2019	BRL	10,472		$2,682	0	(20)
	01/2019	EUR	258		295	0	(1)
	01/2019	GBP	1,168		1,488	0	(1)
	01/2019		$220	ARS	9,000	14	0
	01/2019		2,703	BRL	10,472	0	(1)

DUB	01/2019	BRL	7,287		$1,881	0	0
	01/2019		$1,885	BRL	7,287	0	(5)
	02/2019	BRL	7,287		$1,881	4	0

FBF	01/2019		$610	RUB	41,258	0	(19)

GLM	01/2019	GBP	30,805		$39,392	113	0
	01/2019		$350	EUR	306	1	0
	01/2019		629	GBP	496	4	0

HUS	01/2019		22	ARS	881	1	0
	01/2019		3,619	MXN	72,746	71	0

JPM	01/2019	EUR	385		$439	0	(2)
	01/2019	GBP	367		469	1	0
	01/2019		$445	ARS	17,244	8	0
	01/2019		315	EUR	275	0	0

SCX	01/2019		381	GBP	301	3	0

SOG	01/2019		3,232	RUB	214,136	0	(168)

SSB	01/2019		602	GBP	474	2	0

Total Forward Foreign Currency Contracts						$264	$(333)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.623%	$400	$(40)	$28	$0	$(12)

BRC	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.623	400	(46)	34	0	(12)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.664	300	(25)	15	0	(10)

CBK	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.623	500	(53)	38	0	(15)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.664	300	(26)	16	0	(10)

GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.479	110	(16)	15	0	(1)
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.995	100	(19)	19	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.623	200	(23)	17	0	(6)

HUS	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.816	130	(5)	5	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.623	130	(13)	9	0	(4)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.664	69	(10)	7	0	(3)

JPM	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.623	200	(18)	12	0	(6)

							$(294)	$215	$0	$(79)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$100	$(12)	$(4)	$0	$(16)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	100	(13)	1	0	(12)

FBF	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(12)	(4)	0	(16)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(10)	2	0	(8)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	500	(78)	21	0	(57)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	13,821	(2,750)	1,925	0	(825)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	3,602	(698)	187	0	(511)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	1,500	(76)	11	0	(65)

MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	200	(24)	1	0	(23)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	200	(24)	0	0	(24)

						$(3,697)	$2,140	$0	$(1,557)

Total Swap Agreements						$(3,991)	$2,355	$0	$(1,636)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$24	$0	$0	$24	$(109)	$0	$(12)	$(121)	$(97)	$0	$(97)
BPS	15	0	0	15	(7)	0	0	(7)	8	0	8
BRC	3	0	0	3	0	0	(22)	(22)	(19)	0	(19)
CBK	14	0	0	14	(23)	0	(25)	(48)	(34)	0	(34)
DUB	4	0	0	4	(5)	0	(28)	(33)	(29)	(10)	(39)
FBF	0	0	0	0	(19)	0	(81)	(100)	(100)	0	(100)
GLM	118	0	0	118	0	0	0	0	118	(350)	(232)
GST	0	0	0	0	0	0	(1,408)	(1,408)	(1,408)	1,909	501
HUS	72	0	0	72	0	0	(7)	(7)	65	0	65
JPM	9	0	0	9	(2)	0	(6)	(8)	1	0	1
MYC	0	0	0	0	0	0	(47)	(47)	(47)	(74)	(121)
SCX	3	0	0	3	0	0	0	0	3	0	3
SOG	0	0	0	0	(168)	0	0	(168)	(168)	0	(168)
SSB	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$264	$0	$0	$264	$(333)	$0	$(1,636)	$(1,969)

(o)

Securities with an aggregate market value of $1,909 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	59

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$817	$818

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$264	$0	$264

	$0	$1	$0	$264	$817	$1,082

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$506	$512

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$333	$0	$333
Swap Agreements	0	1,636	0	0	0	1,636

	$0	$1,636	$0	$333	$0	$1,969

	$0	$1,642	$0	$333	$506	$2,481

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$133	$0	$0	$(180)	$(47)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,531	$0	$2,531
Swap Agreements	0	366	0	0	0	366

	$0	$366	$0	$2,531	$0	$2,897

	$0	$499	$0	$2,531	$(180)	$2,850

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(435)	$0	$0	$3,742	$3,307

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(138)	$0	$(138)
Swap Agreements	0	(200)	0	0	0	(200)

	$0	$(200)	$0	$(138)	$0	$(338)

	$0	$(635)	$0	$(138)	$3,742	$2,969

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$26,970	$3,782	$30,752
Corporate Bonds & Notes
Banking & Finance	0	77,652	2,811	80,463
Industrials	0	67,365	777	68,142
Utilities	0	19,445	0	19,445

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Convertible Bonds & Notes
Industrials	$0	$41	$0	$41
Municipal Bonds & Notes
Illinois	0	683	0	683
Iowa	0	127	0	127
West Virginia	0	4,100	0	4,100
U.S. Government Agencies	0	8,433	0	8,433

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Non-Agency Mortgage-Backed Securities	$0	$127,762	$1,175	$128,937
Asset-Backed Securities	0	130,495	2,657	133,152
Sovereign Issues	0	12,912	0	12,912
Common Stocks
Communication Services	271	0	0	271
Consumer Discretionary	1,491	0	0	1,491
Energy	75	0	1,199	1,274
Financials	0	0	1,698	1,698
Industrials	0	0	67	67
Utilities	18	0	1,348	1,366
Warrants
Industrials	0	0	67	67
Preferred Securities
Banking & Finance	0	4,551	0	4,551
Industrials	0	0	3,923	3,923
Real Estate Investment Trusts
Real Estate	6,387	0	0	6,387
Short-Term Instruments
Repurchase Agreements	0	13,971	0	13,971
Argentina Treasury Bills	0	722	0	722

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
U.S. Treasury Bills	$0	$2,540	$0	$2,540

Total Investments	$8,242	$497,769	$19,504	$525,515

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	818	0	818
Over the counter	0	264	0	264

	$0	$1,082	$0	$1,082

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(512)	0	(512)
Over the counter	0	(1,969)	0	(1,969)

	$0	$(2,481)	$0	$(2,481)

Total Financial Derivative Instruments	$0	$(1,399)	$0	$(1,399)

Totals	$8,242	$496,370	$19,504	$524,116

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$469	$2,965	$0	$(1)	$0	$(132)	$481	$0	$3,782	$(132)
Corporate Bonds & Notes
Banking & Finance	5,806	0	(2,800)	0	12	(207)	0	0	2,811	(200)
Industrials	811	0	(12)	3	1	(26)	0	0	777	(26)
Non-Agency Mortgage-Backed Securities	1,222	0	(73)	3	7	16	0	0	1,175	16
Asset-Backed Securities	3,415	1,295	0	22	0	(407)	0	(1,668)	2,657	(166)
Common Stocks
Energy	1,709	0	0	0	0	(510)	0	0	1,199	(510)
Financials	2,182	0	0	0	0	(484)	0	0	1,698	(484)
Industrials	72	0	0	0	0	(5)	0	0	67	(5)
Utilities	1,069	0	0	0	0	279	0	0	1,348	279
Warrants
Industrials	71	0	0	0	0	(4)	0	0	67	(4)
Preferred Securities
Industrials	4,659	628	0	0	0	(1,364)	0	0	3,923	(1,364)

Totals	$21,485	$4,888	$(2,885)	$27	$20	$(2,844)	$481	$(1,668)	$19,504	$(2,596)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	61

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

December 31, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$3,782	Third Party Vendor	Broker Quote		88.000-100.125
Corporate Bonds & Notes
Banking & Finance	2,811	Reference Instrument	Option Adjusted Spread		625.508 bps
Industrials	181	Reference Instrument	Yield		11.566
	596	Third Party Vendor	Broker Quote		103.330-104.300
Non-Agency Mortgage-Backed Securities	592	Proxy Pricing	Base Price		4.365-99.000
	583	Third Party Vendor	Broker Quote		93.000
Asset-Backed Securities	2,657	Proxy Pricing	Base Price		2.641-120,000.000
Common Stocks
Energy	1,199	Other Valuation Techniques(2)	—		—
Financials	1,698	Fundamental Valuation	Company Equity Value	GBP	659,300,000.000
Industrials	67	Other Valuation Techniques(2)	—		—
Utilities	1,348	Indicative Market Quotation	Broker Quote		$40.000
Warrants
Industrials	67	Other Valuation Techniques(2)	—		—
Preferred Securities
Industrials	3,923	Fundamental Valuation	Company Equity Value		$417,000,000.000

Total	$19,504

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Strategic Income Fund, Inc.

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 405.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.0%

Altice France S.A.
6.455% (LIBOR03M + 4.000%) due 08/14/2026 ~	$100	$94

Avantor, Inc.
6.572% (LIBOR03M + 3.750%) due 11/21/2024 ~	47	46

Community Health Systems, Inc.
5.957% (LIBOR03M + 3.250%) due 01/27/2021 ~	1,384	1,330

Concordia International Corp.
7.887% (LIBOR03M + 5.500%) due 09/06/2024 ~	1,493	1,423

Core & Main LP
5.707% - 5.738% (LIBOR03M + 3.000%) due 08/01/2024 ~	20	19

Diamond Resorts Corp.
6.272% (LIBOR03M + 3.750%) due 09/02/2023 ~	60	56

Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~	1,880	1,761

Envision Healthcare Corp.
6.273% (LIBOR03M + 3.750%) due 10/10/2025 ~	300	281

Forbes Energy Services LLC
5.000% - 9.000% due 04/13/2021	75	76

Forest City Enterprises LP
6.383% (LIBOR03M + 4.000%) due 12/07/2025 «~	100	98

FrontDoor, Inc.
5.063% (LIBOR03M + 2.500%) due 08/14/2025 «~	10	10

Frontier Communications Corp.
6.280% (LIBOR03M + 3.750%) due 06/15/2024 ~	296	275

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(c)	2,462	1,646
TBD% due 07/30/2019 ^(c)	220	147

IRB Holding Corp.
5.682% - 6.053% (LIBOR03M + 3.250%) due 02/05/2025 ~	439	420

McDermott Technology Americas, Inc.
7.522% (LIBOR03M + 5.000%) due 05/12/2025 ~	461	431

Messer Industrie GmbH
TBD% due 10/01/2025	60	57

MH Sub LLC
6.254% (LIBOR03M + 3.750%) due 09/13/2024 ~	59	57

NCI Building Systems, Inc.
6.175% (LIBOR03M + 3.750%) due 04/12/2025 «~	20	18

Neiman Marcus Group Ltd. LLC
5.630% (LIBOR03M + 3.250%) due 10/25/2020 ~	2,038	1,737

PetSmart, Inc.
5.380% (LIBOR03M + 3.000%) due 03/11/2022 ~	199	158

Sequa Mezzanine Holdings LLC
7.408% (LIBOR03M + 5.000%) due 11/28/2021 «~	168	160
11.520% (LIBOR03M + 9.000%) due 04/28/2022 «~	7,490	7,190

SS&C Technologies, Inc.
4.772% (LIBOR03M + 2.250%) due 04/16/2025 ~	258	245

Starfruit Finco B.V
5.599% (LIBOR03M + 3.250%) due 10/01/2025 «~	100	94

Valeant Pharmaceuticals International, Inc.
5.129% (LIBOR03M + 2.750%) due 11/27/2025 ~	20	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Corp.
6.527% (LIBOR03M + 4.000%) due 10/10/2024 ~		$35	$32

Total Loan Participations and Assignments (Cost $19,004)			17,880

CORPORATE BONDS & NOTES 33.8%

BANKING & FINANCE 14.7%

Ally Financial, Inc.
8.000% due 11/01/2031		3	3

Ambac LSNI LLC
7.803% due 02/12/2023 •(j)		323	325

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	4,910	5,323

Athene Holding Ltd.
4.125% due 01/12/2028		$28	25

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (j)		90	88

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		68	64
5.000% due 04/20/2048		40	35

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	200	240

Barclays Bank PLC
7.625% due 11/21/2022 (g)(j)		$800	830
14.000% due 06/15/2019 •(f)	GBP	1,300	1,738

Barclays PLC
3.250% due 01/17/2033		100	113
5.875% due 09/15/2024 •(f)(g)		1,100	1,272
7.250% due 03/15/2023 •(f)(g)		1,000	1,277

Brookfield Finance, Inc.
3.900% due 01/25/2028		$48	45
4.700% due 09/20/2047 (j)		110	102

Cantor Fitzgerald LP
7.875% due 10/15/2019 (j)		930	958

CBL & Associates LP
5.950% due 12/15/2026		16	12

Credit Suisse Group AG
7.500% due 07/17/2023 •(f)(g)(j)		200	195

Deutsche Bank AG
4.250% due 10/14/2021 (j)		3,200	3,131

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	15	16

Equinix, Inc.
2.875% due 03/15/2024		100	115
2.875% due 02/01/2026		100	109

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (j)		$127	119
6.750% due 03/15/2022 (j)		176	177

Freedom Mortgage Corp.
8.250% due 04/15/2025		8	7

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025		200	178

GE Capital UK Funding Unlimited Co.
4.375% due 07/31/2019	GBP	10	13

HSBC Holdings PLC
5.875% due 09/28/2026 •(f)(g)		200	244
6.500% due 03/23/2028 •(f)(g)(j)		$300	273

Hudson Pacific Properties LP
3.950% due 11/01/2027		18	17

Hunt Cos., Inc.
6.250% due 02/15/2026		14	12

iStar, Inc.
4.625% due 09/15/2020		7	7
5.250% due 09/15/2022		27	25

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		36	34

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(f)(g)(j)		200	194
7.625% due 06/27/2023 •(f)(g)	GBP	250	329
7.875% due 06/27/2029 •(f)(g)		1,440	1,973

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (j)		$1,000	$1,001

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •(j)		200	198

MetLife, Inc.
5.875% due 03/15/2028 •(f)		6	6

Nationstar Mortgage LLC
6.500% due 07/01/2021 (j)		386	377

Navient Corp.
5.875% due 03/25/2021 (j)		1,009	970
6.500% due 06/15/2022		44	41

Newmark Group, Inc.
6.125% due 11/15/2023		36	35

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		26	26

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		2,600	2,520

Reckson Operating Partnership LP
7.750% due 03/15/2020 (j)		4,500	4,710

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(f)(g)(j)		600	595
8.000% due 08/10/2025 •(f)(g)(j)		300	300
8.625% due 08/15/2021 •(f)(g)(j)		1,200	1,245

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(f)(g)	GBP	2,100	2,635

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (j)		$2,000	2,058

Societe Generale S.A.
7.375% due 10/04/2023 •(f)(g)(j)		200	187

Spirit Realty LP
4.450% due 09/15/2026 (j)		3,300	3,177

Springleaf Finance Corp.
5.625% due 03/15/2023 (j)		700	647
6.125% due 05/15/2022 (j)		208	203
6.875% due 03/15/2025		54	48

TP ICAP PLC
5.250% due 01/26/2024	GBP	700	836

UniCredit SpA
7.830% due 12/04/2023 (j)		$2,240	2,346

Unigel Luxembourg S.A.
10.500% due 01/22/2024		300	313

WeWork Cos., Inc.
7.875% due 05/01/2025		40	36

			44,128

INDUSTRIALS 15.3%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	1,700	2,019

Air Canada Pass-Through Trust
3.700% due 07/15/2027		$12	11

Altice Financing S.A.
6.625% due 02/15/2023 (j)		420	404
7.500% due 05/15/2026 (j)		1,350	1,235

Altice France S.A.
8.125% due 02/01/2027 (j)		600	567

Andeavor Logistics LP
3.500% due 12/01/2022		6	6

Associated Materials LLC
9.000% due 01/01/2024 (j)		2,700	2,619

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (j)		700	631

Bausch Health Cos., Inc.
7.000% due 03/15/2024 (j)		216	219

Charter Communications Operating LLC
4.200% due 03/15/2028 (j)		74	69

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (j)		345	347
7.625% due 03/15/2020 (j)		1,672	1,636

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		18	17

Community Health Systems, Inc.
5.125% due 08/01/2021 (j)		574	535

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	63

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 03/31/2023 (j)		$4,499	$4,106
8.625% due 01/15/2024 (j)		294	291

CSN Resources S.A.
6.500% due 07/21/2020 (j)		420	407

CVS Pass-Through Trust
7.507% due 01/10/2032		770	891

DAE Funding LLC
5.250% due 11/15/2021		100	99
5.750% due 11/15/2023 (j)		200	198

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (j)		507	489

EI Group PLC
6.875% due 05/09/2025	GBP	620	853

Envision Healthcare Corp.
8.750% due 10/15/2026 (j)		$1,059	919

Exela Intermediate LLC
10.000% due 07/15/2023 (j)		65	62

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (j)		766	639
6.875% due 03/01/2026 (j)		844	680
7.000% due 02/15/2021 (j)		316	304

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,228

Full House Resorts, Inc.
8.575% due 01/31/2024 «		$198	183

General Electric Co.
2.200% due 01/09/2020		129	127
3.100% due 01/09/2023		92	86
3.150% due 09/07/2022		20	19
3.450% due 05/15/2024		3	3
5.000% due 01/21/2021 •(f)		148	113
5.550% due 05/04/2020		39	40
5.550% due 01/05/2026 (j)		303	297
5.875% due 01/14/2038		8	8
6.150% due 08/07/2037		7	7

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(c)		400	270
9.000% due 03/01/2021 ^(c)		6,166	4,162
9.000% due 09/15/2022 ^(c)		1,206	808
10.625% due 03/15/2023 ^(c)		24	16

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (j)		105	91

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024 (j)		60	62
8.500% due 10/15/2024 (j)		60	58
9.750% due 07/15/2025 (j)		64	64

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(j)		4,458	4,079

Kinder Morgan, Inc.
5.300% due 12/01/2034 (j)		1,500	1,477
7.750% due 01/15/2032 (j)		4,500	5,410

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		32	31

Metinvest BV
8.500% due 04/23/2026 (j)		600	542

Netflix, Inc.
4.625% due 05/15/2029	EUR	100	113

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (j)		$162	147

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		44	42
4.500% due 03/15/2023 (j)		88	82
5.250% due 08/15/2022		7	7
5.500% due 02/15/2024		20	19

Petroleos Mexicanos
6.500% due 03/13/2027		90	85
6.750% due 09/21/2047		20	17

Platin GmbH
6.875% due 06/15/2023	EUR	200	221

Radiate Holdco LLC
6.875% due 02/15/2023		$40	37

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.600% due 08/08/2023 (j)		$200	$199
5.125% due 08/08/2025 (j)		200	198
5.400% due 08/08/2028 (j)		200	194

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		9	8

Sunoco LP
4.875% due 01/15/2023		28	27

T-Mobile USA, Inc.
4.750% due 02/01/2028		11	10

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	231

Transocean Pontus Ltd.
6.125% due 08/01/2025 (j)		$80	78

Triumph Group, Inc.
4.875% due 04/01/2021		20	18
5.250% due 06/01/2022		14	12

UAL Pass-Through Trust
6.636% due 01/02/2024		1,419	1,477

Univision Communications, Inc.
5.125% due 05/15/2023 (j)		152	137
5.125% due 02/15/2025		33	29

UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	110	120

ViaSat, Inc.
5.625% due 09/15/2025		$50	46

VOC Escrow Ltd.
5.000% due 02/15/2028		30	28

WellCare Health Plans, Inc.
5.375% due 08/15/2026		42	41

Wind Tre SpA
2.625% due 01/20/2023	EUR	200	208
2.750% due 01/20/2024 •		200	206

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$36	33
4.250% due 03/01/2022		2	2
5.750% due 04/01/2027 (j)		443	408

			45,918

UTILITIES 3.8%

AT&T, Inc.
4.900% due 08/15/2037 (j)		198	185

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (j)		5,600	5,802

Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034 (j)		1,710	2,120

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (j)		1,137	1,062

Pacific Gas & Electric Co.
2.450% due 08/15/2022		38	34
2.950% due 03/01/2026		28	23
3.250% due 09/15/2021		14	13
3.250% due 06/15/2023		20	18
3.500% due 10/01/2020		55	53
3.750% due 02/15/2024		12	11
3.750% due 08/15/2042		12	9
4.250% due 05/15/2021		4	4

Petrobras Global Finance BV
5.999% due 01/27/2028		10	9
6.125% due 01/17/2022 (j)		76	78
7.375% due 01/17/2027 (j)		424	437

Rio Oil Finance Trust
9.250% due 07/06/2024 (j)		585	627
9.750% due 01/06/2027 (j)		784	862

Southern California Edison Co.
3.650% due 03/01/2028		3	3
5.750% due 04/01/2035		6	6
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		12	13

			11,371

Total Corporate Bonds & Notes (Cost $105,111)			101,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	$50	$49

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	76

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	15	16
7.350% due 07/01/2035	10	11

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	145	139

		291

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	25,300	1,423
7.467% due 06/01/2047	1,620	1,591

		3,014

Total Municipal Bonds & Notes (Cost $3,287)		3,305

U.S. GOVERNMENT AGENCIES 273.8%

Fannie Mae
1.723% due 08/25/2054 ~(a)(j)	14,713	762
2.500% due 12/25/2027 (a)	3,459	244
3.933% due 03/01/2032 •	71	71
4.000% due 06/01/2047	37	38
4.000% due 09/01/2047 - 07/01/2048 (j)	56,913	58,075
4.250% due 11/25/2024 (j)	484	483
4.385% due 09/01/2028 •	3	3
4.500% due 09/01/2023 - 03/01/2028	73	77
4.500% due 07/25/2040 - 08/01/2041 (j)	1,397	1,459
4.541% due 12/01/2028 •	18	18
4.752% due 11/01/2027 •	42	43
5.000% due 01/25/2038 (j)	6,779	7,265
5.000% due 07/25/2038	184	198
5.379% due 12/25/2042 ~	29	31
5.500% due 07/25/2024	11	12
5.500% due 11/25/2032 - 04/25/2035 (j)	6,062	6,544
5.750% due 06/25/2033	24	26
5.807% due 08/25/2043	1,605	1,720
6.000% due 09/25/2031 - 01/25/2044	1,648	1,804
6.000% due 12/01/2032 - 06/01/2040 (j)	5,011	5,465
6.056% due 07/25/2029 •	490	520
6.500% due 06/25/2023 - 11/01/2047	5,028	5,546
6.500% due 03/25/2032 - 07/01/2039 (j)	1,188	1,318
6.500% due 10/25/2042 ~	12	14
6.850% due 12/18/2027	11	12
7.000% due 07/01/2021 - 01/01/2047	1,252	1,351
7.000% due 09/25/2041 ~	427	456
7.000% due 03/25/2045 (j)	729	823
7.500% due 05/01/2022 - 06/25/2044	1,232	1,391
7.500% due 06/19/2041 - 10/25/2042 ~	914	1,002
7.700% due 03/25/2023	11	12
8.000% due 09/25/2021 - 06/01/2032	248	267
8.000% due 06/19/2041 ~	760	855
8.256% due 07/25/2029 •	660	762
8.500% due 10/25/2021 - 06/25/2030	116	125
8.500% due 06/18/2027 (j)	261	293
9.428% due 05/15/2021	15	16
9.641% due 07/15/2027	7	8

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae, TBA
3.000% due 08/01/2048 - 03/01/2049	$193,000	$188,265
3.500% due 09/01/2048 - 06/01/2049	234,000	233,983
4.000% due 08/01/2048 - 03/01/2049	228,750	233,257

Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(e)	10,782	7,175
0.100% due 02/25/2046 - 11/25/2050 (a)	120,665	492
0.200% due 04/25/2045 (a)	3,268	1
1.436% due 05/15/2038 ~(a)(j)	9,442	520
1.686% due 11/15/2038 ~(a)(j)	27,513	1,520
1.745% due 08/15/2036 ~(a)	4,180	267
2.011% due 11/25/2045 ~(a)	5,336	757
3.833% due 04/01/2033 •	1	2
4.624% due 09/01/2031 •	31	31
4.637% due 12/01/2026 •	5	5
5.000% due 02/15/2024	5	5
5.487% due 07/25/2032 ~	109	116
5.500% due 04/01/2039 - 06/15/2041 (j)	5,023	5,458
6.000% due 12/15/2028 - 03/15/2035	642	700
6.000% due 02/15/2032 (j)	1,546	1,685
6.500% due 08/01/2021 - 09/01/2047	4,278	4,923
6.500% due 10/15/2023 - 09/15/2031 (j)	2,228	2,473
6.500% due 09/25/2043 ~	50	56
6.900% due 09/15/2023	176	186
6.950% due 07/15/2021	63	65
7.000% due 08/01/2021 - 10/25/2043	1,780	1,955
7.000% due 03/15/2029 - 01/01/2036 (j)	2,161	2,410
7.500% due 05/15/2024 - 02/25/2042	680	730
7.500% due 08/01/2024 - 12/01/2030 (j)	1,069	1,186
7.656% due 10/25/2029 •	1,200	1,349
8.000% due 08/15/2022 - 04/15/2030	80	87
8.000% due 12/01/2026 (j)	118	126
10.056% due 12/25/2027 •	1,593	1,851
13.256% due 03/25/2025 •	388	511

Freddie Mac, TBA
4.000% due 11/01/2048	3,000	3,059

Ginnie Mae
6.000% due 04/15/2029 - 12/15/2038	104	111
6.000% due 07/15/2037 - 11/15/2038 (j)	1,234	1,342
6.500% due 11/20/2024 - 10/20/2038	76	77
6.500% due 04/15/2032 - 05/15/2032 (j)	460	502
7.000% due 04/15/2024 - 06/15/2026	37	37
7.500% due 06/15/2023 - 03/15/2029	464	475
7.500% due 04/15/2027 - 01/15/2029 (j)	194	204
8.000% due 11/15/2021 - 11/15/2022	3	2
8.500% due 05/15/2022 - 02/15/2031	10	10
9.000% due 10/15/2019 - 01/15/2020	16	16

Ginnie Mae, TBA
4.000% due 09/01/2048	20,000	20,487

Small Business Administration
4.625% due 02/01/2025	85	87
5.510% due 11/01/2027	243	259
5.780% due 08/01/2027	20	21
5.820% due 07/01/2027	24	25

Vendee Mortgage Trust
6.500% due 03/15/2029	129	141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 02/15/2026 - 06/15/2026		$85	$93
7.500% due 09/15/2030		1,970	2,245

Total U.S. Government Agencies (Cost $843,613)			820,449

U.S. TREASURY OBLIGATIONS 23.2%

U.S. Treasury Notes
2.000% due 08/15/2025 (j)		41,000	39,552
2.000% due 11/15/2026 (j)(m)		21,800	20,831
2.875% due 11/30/2025 (j)		8,900	9,066

Total U.S. Treasury Obligations (Cost $67,268)			69,449

NON-AGENCY MORTGAGE-BACKED SECURITIES 36.8%

Adjustable Rate Mortgage Trust
4.347% due 07/25/2035 ~		479	464
4.392% due 08/25/2035 ~		801	790

Banc of America Mortgage Trust
3.681% due 02/25/2035 ~		17	17

Bancorp Commercial Mortgage Trust
6.150% due 08/15/2032 •		3,300	3,322
8.343% due 11/15/2033 •		4,500	4,514

Barclays Commercial Mortgage Securities Trust
7.455% due 08/15/2027 •		2,700	2,671

BCAP LLC Trust
2.501% due 07/26/2036 ~		211	172
4.424% due 06/26/2035 ~		43	40
4.667% due 10/26/2033 ~		130	115
4.748% due 10/26/2036 ~		1,181	1,172

Bear Stearns ALT-A Trust
3.867% due 08/25/2036 ^~		320	212

Bear Stearns Commercial Mortgage Securities Trust
5.605% due 12/11/2040 ~		5,728	5,456
5.657% due 10/12/2041 ~		3,583	3,388
5.707% due 04/12/2038 ~		120	121

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		4	3

Citigroup Commercial Mortgage Trust
5.592% due 12/10/2049 ~		1,939	1,313

Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		3	3

Commercial Mortgage Loan Trust
6.050% due 12/10/2049 ~		2,235	1,372

Countrywide Alternative Loan Trust
2.716% due 07/25/2046 ^•(j)		1,942	1,750
5.500% due 05/25/2022 ^		7	5
6.500% due 07/25/2035 ^		348	281

Countrywide Home Loan Mortgage Pass-Through Trust
3.146% due 03/25/2035 •(j)		1,701	1,510
3.436% due 08/25/2034 ~		421	416
4.376% due 03/25/2046 ^•		2,421	1,566

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		783	789
7.500% due 06/25/2035 ^		157	159

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
7.000% due 02/25/2034		370	404

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		1,019	542

Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	82	92

Eurosail PLC
2.500% due 09/13/2045 •	GBP	1,751	2,122
3.150% due 09/13/2045 •		1,251	1,519
4.750% due 09/13/2045 •		1,063	1,427

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	1,490	1,474

GCCFC Commercial Mortgage Trust
5.505% due 03/10/2039 ~		$917	445

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		936	883

GMAC Mortgage Corp. Loan Trust
4.696% due 08/19/2034 ~		59	56

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~		$2,900	$2,609

GSAA Trust
6.000% due 04/01/2034		897	945

GSMPS Mortgage Loan Trust
5.756% due 06/19/2027 ~		30	31
7.000% due 06/25/2043		2,179	2,407
8.000% due 09/19/2027 ~		510	503

GSR Mortgage Loan Trust
2.836% due 12/25/2034 •		264	253
3.830% due 03/25/2033 •		2	2
6.500% due 01/25/2034		194	205

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	503	514

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		$1,900	1,083
5.623% due 05/12/2045		614	497

JPMorgan Mortgage Trust
4.380% due 10/25/2036 ^~		1,830	1,786
5.500% due 08/25/2022 ^		15	14
5.500% due 06/25/2037 ^		262	257

LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~		3,620	3,645

Lehman XS Trust
3.356% due 09/25/2047 •(j)		4,428	4,222

MASTR Adjustable Rate Mortgages Trust
4.122% due 10/25/2034 ~		815	760

MASTR Alternative Loan Trust
6.250% due 07/25/2036		370	317
6.500% due 03/25/2034		793	838
7.000% due 04/25/2034		33	36

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		3,538	3,378
7.500% due 07/25/2035		1,854	1,910

Merrill Lynch Mortgage Trust
5.791% due 06/12/2050 ~		12	12

Morgan Stanley Capital Trust
6.121% due 06/11/2049 ~		192	191

Morgan Stanley Resecuritization Trust
3.676% due 12/26/2046 ~		7,696	6,814

Motel 6 Trust
9.382% due 08/15/2019 •		4,305	4,378

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		975	969
7.500% due 03/25/2034 ^		2,495	2,395
7.500% due 10/25/2034 ^		2,925	3,117

Newgate Funding PLC
0.939% due 12/15/2050 •	EUR	2,017	2,184
1.189% due 12/15/2050 •		2,017	2,150
1.906% due 12/15/2050 •	GBP	2,778	3,371
2.156% due 12/15/2050 •		2,282	2,755

RBSSP Resecuritization Trust
3.825% due 12/26/2036 ~		$5,804	3,782
6.000% due 02/26/2037 ~		3,720	3,071

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		1,653	1,522

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		422	465
8.500% due 11/25/2031		755	750

Structured Asset Mortgage Investments Trust
3.657% due 08/25/2047 ^•(j)		2,636	2,484

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,763	2,304

WaMu Mortgage Pass-Through Certificates Trust
3.909% due 05/25/2035 ~		203	205

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		124	134
7.500% due 04/25/2033		273	287

Wells Fargo Mortgage-Backed Securities Trust
4.513% due 06/25/2035 ~		193	199
4.620% due 04/25/2036 ^~		19	19

Total Non-Agency Mortgage-Backed Securities (Cost $104,170)			110,355

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	65

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 24.9%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	$201	$39

Airspeed Ltd.
2.725% due 06/15/2032 •	1,012	972

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.031% due 11/25/2032 ^•	218	10

Bear Stearns Asset-Backed Securities Trust
2.222% due 09/25/2034 •	429	414

Citigroup Mortgage Loan Trust
2.666% due 12/25/2036 •(j)	4,754	3,042
2.726% due 12/25/2036 •	2,562	1,297

Citigroup Mortgage Loan Trust, Inc.
2.766% due 03/25/2037 •(j)	5,653	5,105

Conseco Finance Corp.
6.530% due 02/01/2031 ~	120	116
7.050% due 01/15/2027	8	8

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	1,565	924

Countrywide Asset-Backed Certificates
2.636% due 12/25/2036 ^•(j)	3,141	2,892
2.646% due 06/25/2047 ^•(j)	8,015	7,259
2.706% due 06/25/2037 ^•(j)	2,293	2,066
2.706% due 06/25/2047 ^•(j)	5,806	5,135
2.796% due 06/25/2037 •(j)	8,449	8,192
4.789% due 07/25/2036 ~(j)	11,700	11,944

Countrywide Asset-Backed Certificates Trust
4.156% due 11/25/2034 •	2,297	1,499

Crecera Americas LLC
5.563% due 08/31/2020 •	5,200	5,205

Credit-Based Asset Servicing & Securitization LLC
5.582% due 12/25/2037 Ø	392	400

Encore Credit Receivables Trust
3.241% due 07/25/2035 •	576	527

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(e)	12	3,150

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~	445	472

Marlette Funding Trust
0.000% due 12/15/2028 (e)	5,682	2,636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		$10,400	$5,868

Oakwood Mortgage Investors, Inc.
2.685% due 06/15/2032 •		14	14

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		18	12

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(e)		5	5,352

Total Asset-Backed Securities (Cost $69,367)			74,550

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	1,570	1,004
3.375% due 01/15/2023		100	91
5.250% due 01/15/2028		100	83
6.250% due 11/09/2047		100	83
7.820% due 12/31/2033		3,702	3,602
41.328% (BADLARPP) due 10/04/2022 ~	ARS	32	1
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		500	13
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		33,957	869
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		11,386	302
59.257% (ARLLMONP) due 06/21/2020 ~(a)		120,625	3,450

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	100	115
2.375% due 11/09/2028		100	114

Peru Government International Bond
5.940% due 02/12/2029	PEN	998	302
6.150% due 08/12/2032		1,020	309
6.350% due 08/12/2028		220	69
8.200% due 08/12/2026		220	77

Qatar Government International Bond
5.103% due 04/23/2048		$200	210

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)		135	31
8.250% due 10/13/2024 ^(c)		13	3
9.250% due 09/15/2027 ^(c)		171	41

Total Sovereign Issues (Cost $16,270)			10,769

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (d)	27,655	$188

ENERGY 0.0%

Forbes Energy Services Ltd. (d)(h)	4,500	11

Total Common Stocks (Cost $550)		199

PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.7%

Nationwide Building Society
10.250% ~	29,560	5,265

Total Preferred Securities (Cost $5,834)		5,265

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

VICI Properties, Inc.	44,227	831

Total Real Estate Investment Trusts (Cost $667)		831

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (i) 0.6%
		1,698

Total Short-Term Instruments (Cost $1,698)		1,698

Total Investments in Securities (Cost $1,236,839)		1,216,167

Total Investments 405.9% (Cost $1,236,839)		$1,216,167

Financial Derivative Instruments (k)(l) (1.1)% (Cost or Premiums, net $8,188)		(3,441)

Other Assets and Liabilities, net (304.8)%		(913,105)

Net Assets 100.0%		$299,621

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014	$222	$11	0.00%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	2,520	0.84

		$2,822	$2,531	0.84%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$1,698	U.S. Treasury Notes 2.875% due 09/30/2023	$(1,735)	$1,698	$1,698

Total Repurchase Agreements						$(1,735)	$1,698	$1,698

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.780%	11/14/2018	02/14/2019	$(951)	$(955)
	2.820	10/23/2018	01/24/2019	(5,447)	(5,477)
	2.900	12/13/2018	01/14/2019	(58,097)	(58,191)
	2.900	12/17/2018	01/14/2019	(7,673)	(7,684)
	2.930	11/09/2018	02/11/2019	(7,562)	(7,595)
	2.930	12/04/2018	02/11/2019	(169)	(169)
	2.930	12/12/2018	03/12/2019	(15,724)	(15,750)
	2.990	11/14/2018	02/14/2019	(5,344)	(5,366)
	2.990	11/15/2018	02/15/2019	(2,380)	(2,389)
	3.020	10/12/2018	01/14/2019	(1,453)	(1,463)
	3.020	12/06/2018	01/14/2019	(876)	(878)
	3.050	10/22/2018	01/22/2019	(2,399)	(2,414)
	3.050	12/11/2018	01/22/2019	(111)	(111)
	3.080	12/04/2018	03/05/2019	(3,014)	(3,021)
	3.080	12/04/2018	03/06/2019	(2,681)	(2,688)
	3.180	11/09/2018	02/11/2019	(3,380)	(3,396)
	3.250	11/14/2018	02/14/2019	(913)	(917)
	3.250	11/19/2018	02/19/2019	(2,960)	(2,971)
	3.250	12/13/2018	01/14/2019	(786)	(787)
	3.250	12/17/2018	01/14/2019	(100)	(100)
	3.266	11/14/2018	02/14/2019	(7,825)	(7,859)
	3.310	12/04/2018	03/05/2019	(6,267)	(6,283)
	3.330	12/03/2018	03/04/2019	(4,816)	(4,829)
	3.330	12/04/2018	03/06/2019	(2,259)	(2,265)
	3.330	12/10/2018	03/11/2019	(2,972)	(2,978)
	3.330	12/31/2018	03/06/2019	(242)	(242)
	3.400	12/13/2018	03/13/2019	(2,528)	(2,533)
	3.400	12/18/2018	03/18/2019	(944)	(945)
	3.430	12/12/2018	03/12/2019	(1,281)	(1,283)
	3.436	10/15/2018	01/15/2019	(9,547)	(9,619)
	3.601	11/08/2018	02/08/2019	(4,891)	(4,918)
	3.629	11/14/2018	02/14/2019	(5,433)	(5,460)
	3.629	11/15/2018	02/15/2019	(17,980)	(18,066)
	3.792	12/19/2018	03/19/2019	(6,876)	(6,886)

Total Reverse Repurchase Agreements					$(196,488)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BOS	2.950%	12/28/2018	01/04/2019	$(1,117)	$(1,117)
MSC	3.400	12/27/2018	01/03/2019	(55,156)	(55,187)

Total Sale-Buyback Transactions					$(56,304)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	67

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

MORTGAGE DOLLAR ROLLS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Received	Amount Borrowed(2)
FOB	0.563%	01/14/2019	02/12/2019	$181,647	$(181,647)
	0.820	01/14/2019	02/12/2019	64,323	(64,323)
	0.984	01/14/2019	02/12/2019	25,294	(25,294)
	1.008	01/14/2019	02/12/2019	60,714	(60,714)
JML	1.008	01/14/2019	02/12/2019	10,133	(10,133)
MSC	0.844	01/14/2019	02/12/2019	9,878	(9,878)
	1.055	01/14/2019	02/12/2019	3,034	(3,034)
SAL	1.055	01/14/2019	02/12/2019	10,874	(10,874)
	1.125	01/14/2019	02/12/2019	5,042	(5,042)

Total Mortgage Dollar Rolls				$370,939	$(370,939)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Receivable for Mortgage Dollar Rolls	Payable for Mortgage Dollar Rolls	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(196,488)	$0	$0	$0	$(196,488)	$218,672	$22,184
FICC	1,698	0	0	0	0	1,698	(1,735)	(37)

Master Securities Forward Transaction Agreement
BOS	0	0	(1,117)	0	0	(1,117)	1,120	3
FOB	0	0	0	331,978	(331,978)	0	0	0
JML	0	0	0	10,133	(10,133)	0	0	0
MSC	0	0	(55,187)	12,912	(12,912)	(55,187)	55,128	(59)
SAL	0	0	0	15,916	(15,916)	0	0	0

Total Borrowings and Other Financing Transactions	$1,698	$(196,488)	$(56,304)	$370,939	$(370,939)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(11,287)	$(48,587)	$0	$(59,874)
U.S. Government Agencies	0	(65,818)	(25,847)	0	(91,665)
Non-Agency Mortgage-Backed Securities	0	0	(2,511)	0	(2,511)
Asset-Backed Securities	0	(9,619)	(32,819)	0	(42,438)

Total	$0	$(86,724)	$(109,764)	$0	$(196,488)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(56,304)	0	0	(56,304)

Total	$0	$(56,304)	$0	$0	$(56,304)

Total Borrowings	$0	$(143,028)	$(109,764)	$0	$(252,792)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(252,792)

(j)	Securities with an aggregate market value of $274,441 and cash of $480 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(913,166) at a weighted average interest rate of 1.610%. Average borrowings may include sale-buyback transactions, mortgage dollar rolls and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2019	212	$51,577	$(408)	$3	$0

Total Futures Contracts				$(408)	$3	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	1.653%	$200	$(4)	$2	$(2)	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	300	(17)	3	(14)	0	0

						$(21)	$5	$(16)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024		CAD	11,200	$624	$(198)	$426	$10	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044			3,800	(534)	90	(444)	12	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025	$		34,400	1,632	(358)	1,274	0	(92)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			100,300	3,585	212	3,797	0	(375)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028			22,400	(78)	(461)	(539)	0	(87)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048			87,000	3,543	3,001	6,544	0	(480)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048			25,300	1,638	(2,361)	(723)	0	(151)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		EUR	2,300	9	(47)	(38)	0	(3)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029			600	(1)	(6)	(7)	0	(1)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		GBP	1,500	24	(34)	(10)	0	(7)
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049			1,600	(10)	(95)	(105)	0	(18)

								$10,432	$(257)	$10,175	$22	$(1,214)

Total Swap Agreements								$10,411	$(252)	$10,159	$22	$(1,214)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$22	$25	$0	$0	$(1,214)	$(1,214)

Cash of $13,657 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	69

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	ARS	6,267		$154	$0	$(9)
	01/2019	EUR	11,969		13,665	0	(58)
	01/2019	GBP	96		123	1	0

BPS	01/2019	ARS	60,108		1,547	0	(22)
	01/2019	BRL	1,429		369	0	0
	01/2019		$149	ARS	5,873	6	0
	01/2019		368	BRL	1,429	1	0
	02/2019	PEN	1,700		$501	0	(2)
	03/2019		$70	ARS	2,953	2	0

BRC	01/2019		1,557		60,267	15	0
	01/2019		447	GBP	353	3	0
	04/2019	ARS	65,546		$1,521	0	(1)

CBK	01/2019	BRL	1,447		371	0	(3)
	01/2019	EUR	131		150	0	0
	01/2019	GBP	1,101		1,403	0	(1)
	01/2019		$111	ARS	4,553	7	0
	01/2019		374	BRL	1,447	0	0

GLM	01/2019	GBP	30,306		$38,754	111	0
	01/2019		$167	EUR	146	0	0
	01/2019		569	GBP	447	1	0

JPM	01/2019		108	ARS	4,179	2	0
	01/2019		234	EUR	204	0	0

SOG	01/2019		2,829	RUB	187,426	0	(147)

Total Forward Foreign Currency Contracts						$149	$(243)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
HUS	Call - OTC USD versus RUB	RUB	95.000	02/06/2019	$2,700	$0	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.000% due 02/01/2049	$	66.000	02/06/2019	$16,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2049		68.500	02/06/2019	38,000	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 02/01/2049		71.000	02/06/2019	219,000	9	0

FAR	Put - OTC Fannie Mae, TBA 3.000% due 02/01/2049		67.500	02/06/2019	162,000	6	0
	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2049		72.500	02/06/2019	185,000	7	0

GSC	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049		80.000	01/07/2019	9,000	0	0
	Put - OTC Fannie Mae, TBA 4.000% due 02/01/2049		80.000	02/06/2019	1,000	0	0

JPM	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2049		68.000	01/07/2019	15,000	1	0
	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2049		69.000	01/07/2019	11,000	0	0
	Put - OTC Freddie Mac, TBA 4.000% due 01/01/2049		70.000	01/07/2019	3,000	0	0
	Put - OTC Ginnie Mae, TBA 4.000% due 01/01/2049		70.000	01/07/2019	20,000	1	0

						$27	$0

Total Purchased Options						$27	$0

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.143%	$3,100	$(306)	$303	$0	$(3)

GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.479	10	(1)	1	0	0

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.143	3,400	(338)	334	0	(4)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2020	1.062	200	(23)	23	0	0

							$(668)	$661	$0	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$1,100	$(67)	$(110)	$0	$(177)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	1,400	(161)	0	0	(161)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	900	(113)	4	0	(109)

FBF	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(12)	(4)	0	(16)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(10)	2	0	(8)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	400	(63)	17	0	(46)

GST	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	1,400	(71)	11	0	(60)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	1,000	(135)	(145)	0	(280)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	2,200	(121)	(232)	0	(353)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	400	(20)	(14)	0	(34)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	2,200	(274)	8	0	(266)

MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	2,750	(293)	(22)	0	(315)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	550	(29)	(59)	0	(88)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	700	(31)	(28)	0	(59)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	400	(46)	0	0	(46)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	1,100	(136)	3	0	(133)

						$(1,582)	$(569)	$0	$(2,151)

Total Swap Agreements						$(2,250)	$92	$0	$(2,158)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1	$0	$0	$1	$(67)	$0	$0	$(67)	$(66)	$0	$(66)
BPS	9	0	0	9	(24)	0	(3)	(27)	(18)	0	(18)
BRC	18	0	0	18	(1)	0	0	(1)	17	0	17
CBK	7	0	0	7	(4)	0	0	(4)	3	0	3
DUB	0	0	0	0	0	0	(447)	(447)	(447)	461	14
FBF	0	0	0	0	0	0	(70)	(70)	(70)	0	(70)
GLM	112	0	0	112	0	0	0	0	112	(340)	(228)
GST	0	0	0	0	0	0	(993)	(993)	(993)	883	(110)
HUS	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
JPM	2	0	0	2	0	0	0	0	2	0	2
MYC	0	0	0	0	0	0	(641)	(641)	(641)	567	(74)
SOG	0	0	0	0	(147)	0	0	(147)	(147)	0	(147)

Total Over the Counter	$149	$0	$0	$149	$(243)	$0	$(2,158)	$(2,401)

(m)

Securities with an aggregate market value of $2,001 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	71

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	22	22

	$0	$0	$0	$0	$25	$25

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$149	$0	$149

	$0	$0	$0	$149	$25	$174

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,214	$1,214

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$243	$0	$243
Swap Agreements	0	2,158	0	0	0	2,158

	$0	$2,158	$0	$243	$0	$2,401

	$0	$2,158	$0	$243	$1,214	$3,615

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$150	$150

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,296	$0	$2,296
Purchased Options	0	0	0	0	(85)	(85)
Swap Agreements	0	343	0	0	0	343

	$0	$343	$0	$2,296	$(85)	$2,554

	$0	$343	$0	$2,296	$65	$2,704

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$90	$90
Swap Agreements	0	6	0	0	(7,843)	(7,837)

	$0	$6	$0	$0	$(7,753)	$(7,747)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(413)	$0	$(413)
Purchased Options	0	0	0	0	2	2
Swap Agreements	0	(499)	0	0	0	(499)

	$0	$(499)	$0	$(413)	$2	$(910)

	$0	$(493)	$0	$(413)	$(7,751)	$(8,657)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,310	$7,570	$17,880
Corporate Bonds & Notes
Banking & Finance	0	41,608	2,520	44,128
Industrials	0	45,735	183	45,918
Utilities	0	11,371	0	11,371
Municipal Bonds & Notes
Illinois	0	291	0	291
West Virginia	0	3,014	0	3,014
U.S. Government Agencies	0	820,449	0	820,449
U.S. Treasury Obligations	0	69,449	0	69,449
Non-Agency Mortgage-Backed Securities	0	110,355	0	110,355
Asset-Backed Securities	0	66,048	8,502	74,550
Sovereign Issues	0	10,769	0	10,769
Common Stocks
Consumer Discretionary	188	0	0	188
Energy	11	0	0	11
Preferred Securities
Banking & Finance	0	5,265	0	5,265
Real Estate Investment Trusts
Real Estate	831	0	0	831

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short-Term Instruments
Repurchase Agreements	$0	$1,698	$0	$1,698

Total Investments	$1,030	$1,196,362	$18,775	$1,216,167

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	22	0	25
Over the counter	0	149	0	149

	$3	$171	$0	$174

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,214)	0	(1,214)
Over the counter	0	(2,401)	0	(2,401)

	$0	$(3,615)	$0	$(3,615)

Total Financial Derivative Instruments	$3	$(3,444)	$0	$(3,441)

Totals	$1,033	$1,192,918	$18,775	$1,212,726

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,377	$6,298	$0	$0	$0	$(283)	$178	$0	$7,570	$(283)
Corporate Bonds & Notes
Banking & Finance	5,095	0	(2,400)	0	10	(185)	0	0	2,520	(179)
Industrials	190	0	(1)	0	1	(7)	0	0	183	(7)
Asset-Backed Securities	0	8,960	0	0	0	(458)	0	0	8,502	(458)

Totals	$6,662	$15,258	$(2,401)	$0	$11	$(933)	$178	$0	$18,775	$(927)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	73

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

December 31, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$7,570	Third Party Vendor	Broker Quote	91.500-97.750
Corporate Bonds & Notes
Banking & Finance	2,520	Reference Instrument	Option Adjusted Spread	625.508 bps
Industrials	183	Reference Instrument	Yield	11.566
Asset-Backed Securities	8,502	Proxy Pricing	Base Price	26,100.000-120,000.000

Total	$18,775

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 7.5%

Alphabet Holding Co., Inc.
6.022% due 09/26/2024		$99	$90

Altice France S.A.
6.455% due 08/14/2026		1,500	1,414

Avantor, Inc.
6.572% due 11/21/2024		348	338

CenturyLink, Inc.
5.272% due 01/31/2025		724	678

Community Health Systems, Inc.
5.957% due 01/27/2021		3,079	2,958

Concordia International Corp.
7.887% due 09/06/2024		16,219	15,462

Diamond Resorts Corp.
6.272% due 09/02/2023		9,109	8,517

Dubai World
1.750% - 2.000% due 09/30/2022		41,870	39,218

Envision Healthcare Corp.
6.273% due 10/10/2025		2,650	2,481

Financial & Risk U.S. Holdings, Inc.
4.000% due 10/01/2025	EUR	2,800	3,157
6.272% due 10/01/2025		$3,300	3,095

Forbes Energy Services LLC
5.000% - 9.000% due 04/13/2021		2,557	2,568

Forest City Enterprises LP
6.383% due 12/07/2025 «		700	684

FrontDoor, Inc.
5.063% due 08/14/2025 «		140	135

Frontier Communications Corp.
6.280% due 06/15/2024		6,122	5,686

Genworth Holdings, Inc.
6.955% due 03/07/2023 «		169	167

Gray Television, Inc.
TBD% due 11/02/2025		550	533

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(d)		40,381	27,005
TBD% due 07/30/2019 ^(d)		680	456

IRB Holding Corp.
5.682% - 6.053% due 02/05/2025		4,937	4,722

Klockner-Pentaplast of America, Inc.
4.750% due 06/30/2022	EUR	350	339

McDermott Technology Americas, Inc.
7.522% due 05/12/2025		$10,954	10,248

Messer Industrie GmbH
TBD% due 10/01/2025		590	565

MH Sub LLC
6.254% due 09/13/2024		602	575

Ministry of Finance of Tanzania
7.741% due 12/10/2019 «		430	423

Multi Color Corp.
4.522% due 10/31/2024 «		86	82

NCI Building Systems, Inc.
6.175% due 04/12/2025 «		209	191

Neiman Marcus Group Ltd. LLC
5.630% due 10/25/2020		21,761	18,552

Parexel International Corp.
5.272% due 09/27/2024		306	279

PetSmart, Inc.
5.380% due 03/11/2022		1,035	820

Preylock Reitman Santa Cruz Mezz LLC
7.887% (LIBOR03M + 5.500%) due 11/09/2022 «~(j)		31,560	31,479

Sequa Mezzanine Holdings LLC
7.408% due 11/28/2021 «		1,133	1,082
11.520% due 04/28/2022 «		36,300	34,848

Sigma Bidco BV
3.500% due 07/02/2025	EUR	1,000	1,115

Starfruit Finco B.V
3.750% due 10/01/2025		1,100	1,245
5.599% due 10/01/2025 «		$1,300	1,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syniverse Holdings, Inc.
7.455% due 03/09/2023 «		$198	$174

TerraForm Power Operating LLC
4.522% due 11/08/2022 «		99	96

Valeant Pharmaceuticals International, Inc.
5.129% due 11/27/2025		642	609

Verscend Holding Corp.
7.022% due 08/27/2025		700	679

West Corp.
6.527% due 10/10/2024		99	91

Westmoreland Coal Co.
TBD% - 10.896% (LIBOR03M + 8.250%) due 05/21/2019 µ		7,117	7,259

Total Loan Participations and Assignments (Cost $249,083)			231,337

CORPORATE BONDS & NOTES 41.7%

BANKING & FINANCE 17.7%

AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~(l)		20,300	9,135

Ally Financial, Inc.
8.000% due 11/01/2031		36	40

Ambac LSNI LLC
7.803% due 02/12/2023 •(l)		2,974	2,989

Ardonagh Midco PLC
8.375% due 07/15/2023 (l)	GBP	51,829	56,184

Athene Holding Ltd.
4.125% due 01/12/2028 (l)		$282	257

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (l)		941	915

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028 (l)		690	654
5.000% due 04/20/2048 (l)		402	354

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	200	228

Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(d)		15,000	4,984

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)		600	719

Barclays PLC
3.250% due 01/17/2033 (l)	GBP	1,000	1,127
6.500% due 09/15/2019 •(h)(i)	EUR	300	336
7.250% due 03/15/2023 •(h)(i)(l)	GBP	48,751	62,239
7.750% due 09/15/2023 •(h)(i)(l)		$5,200	5,015
7.875% due 09/15/2022 •(h)(i)(l)	GBP	3,400	4,350

BNP Paribas S.A.
7.000% due 08/16/2028 •(h)(i)(l)		$500	477

Brookfield Finance, Inc.
3.900% due 01/25/2028 (l)		476	450
4.700% due 09/20/2047 (l)		406	375

CBL & Associates LP
5.950% due 12/15/2026		634	487

Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)(l)		560	530
7.500% due 07/17/2023 •(h)(i)(l)		1,600	1,564

Emerald Bay S.A.
0.000% due 10/08/2020 (g)(l)	EUR	1,574	1,700

Equinix, Inc.
2.875% due 03/15/2024 (l)		800	917
2.875% due 10/01/2025		100	110
2.875% due 02/01/2026 (l)		1,000	1,089

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (l)		$1,441	1,351
6.750% due 03/15/2022 (l)		1,870	1,882

Freedom Mortgage Corp.
8.250% due 04/15/2025 (l)		70	60

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	150	164

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020 (l)		$500	483

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.373% due 11/15/2025 (l)		$600	$534
4.418% due 11/15/2035		710	599

GE Capital UK Funding Unlimited Co.
4.375% due 07/31/2019	GBP	58	75

GLP Capital LP
5.250% due 06/01/2025		$70	70

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (l)		600	601

High Street Funding Trust
4.682% due 02/15/2048		100	95

HSBC Bank PLC
6.330% due 05/23/2023		48,900	50,019

HSBC Holdings PLC
4.750% due 07/04/2029 •(h)(i)	EUR	240	249
5.875% due 09/28/2026 •(h)(i)	GBP	1,200	1,467
6.000% due 09/29/2023 •(h)(i)	EUR	900	1,094
6.500% due 03/23/2028 •(h)(i)(l)		$2,870	2,612

Hunt Cos., Inc.
6.250% due 02/15/2026		136	117

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (l)		69,440	68,912

iStar, Inc.
4.625% due 09/15/2020		71	69
5.250% due 09/15/2022		255	239

Jefferies Finance LLC
6.875% due 04/15/2022 (l)		2,200	2,150
7.250% due 08/15/2024 (l)		4,570	4,250
7.375% due 04/01/2020 (l)		900	901
7.500% due 04/15/2021 (l)		16,604	16,645

Kennedy-Wilson, Inc.
5.875% due 04/01/2024 (l)		358	337

Legg Mason PT
7.130% due 01/10/2021 «		9,439	9,498

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)	GBP	200	255
7.500% due 09/27/2025 •(h)(i)(l)		$2,600	2,516
7.625% due 06/27/2023 •(h)(i)(l)	GBP	2,680	3,523
7.875% due 06/27/2029 •(h)(i)(l)		24,586	33,689

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$7,600	7,605

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •(l)		1,000	990

MetLife, Inc.
5.875% due 03/15/2028 •(h)		46	44

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)		3,991	3,901

Navient Corp.
5.875% due 03/25/2021		132	127
6.500% due 06/15/2022 (l)		4,410	4,115
7.250% due 01/25/2022 (l)		3,400	3,294
8.000% due 03/25/2020 (l)		9,500	9,677

Newmark Group, Inc.
6.125% due 11/15/2023		170	168

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (l)		2,986	2,971

Pinnacol Assurance
8.625% due 06/25/2034 «(j)		23,200	22,485

Provident Funding Associates LP
6.375% due 06/15/2025		136	124

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(h)(i)(l)		13,143	13,044
8.000% due 08/10/2025 •(h)(i)(l)		7,027	7,027
8.625% due 08/15/2021 •(h)(i)(l)		4,500	4,669

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)(l)	GBP	23,460	29,441
7.375% due 06/24/2022 •(h)(i)		900	1,155

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)(l)		$850	724
7.375% due 10/04/2023 •(h)(i)(l)		3,300	3,081

Springleaf Finance Corp.
6.875% due 03/15/2025 (l)		565	507
7.750% due 10/01/2021 (l)		3,650	3,677

Stearns Holdings LLC
9.375% due 08/15/2020 (l)		855	808

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	75

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TP ICAP PLC
5.250% due 01/26/2024 (l)	GBP	12,100	$14,452

UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(h)(i)(l)	EUR	3,600	4,384

UniCredit SpA
7.830% due 12/04/2023 (l)		$22,840	23,917

Unigel Luxembourg S.A.
10.500% due 01/22/2024 (l)		3,140	3,281

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (l)	GBP	6,712	9,370
7.395% due 03/28/2024		6,155	8,608

WeWork Cos., Inc.
7.875% due 05/01/2025 (l)		$306	273

			545,600

INDUSTRIALS 19.9%

AA Bond Co. Ltd.
2.750% due 07/31/2043 (l)	GBP	4,500	5,070

Air Canada Pass-Through Trust
3.700% due 07/15/2027		$126	120

Altice Financing S.A.
5.250% due 02/15/2023 (l)	EUR	21,005	24,330
5.250% due 02/15/2023		100	116
6.625% due 02/15/2023 (l)		$13,595	13,085
7.500% due 05/15/2026 (l)		10,400	9,516

Altice France S.A.
5.875% due 02/01/2027 (l)	EUR	4,800	5,462
6.250% due 05/15/2024 (l)		$350	328
8.125% due 02/01/2027 (l)		12,700	12,001

Associated Materials LLC
9.000% due 01/01/2024 (l)		50,691	49,170

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (l)		7,500	6,758

Charter Communications Operating LLC
4.200% due 03/15/2028 (l)		720	676

Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		134	134

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (l)		3,530	3,548
7.625% due 03/15/2020 (l)		28,350	27,748

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		178	166

Community Health Systems, Inc.
5.125% due 08/01/2021 (l)		21,668	20,205
6.250% due 03/31/2023 (l)		60,190	54,926
8.625% due 01/15/2024 (l)		2,173	2,151

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)		452	188

CSN Resources S.A.
6.500% due 07/21/2020 (l)		1,140	1,106

DAE Funding LLC
5.250% due 11/15/2021 (l)		1,514	1,493
5.750% due 11/15/2023		1,518	1,507

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (l)		565	545
10.750% due 09/01/2024 (l)		16,800	15,162

DJO Finance LLC
8.125% due 06/15/2021 (l)		28,200	29,116

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		16,047	16,129

EI Group PLC
6.875% due 05/09/2025 (l)	GBP	2,210	3,039

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		$12,973	11,254

Exela Intermediate LLC
10.000% due 07/15/2023 (l)		618	592

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		8,692	7,247
6.875% due 03/01/2026 (l)		9,630	7,764
7.000% due 02/15/2021 (l)		3,250	3,126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresh Market, Inc.
9.750% due 05/01/2023 (l)		$21,546	$15,621

Frontier Finance PLC
8.000% due 03/23/2022 (l)	GBP	24,200	30,046

Full House Resorts, Inc.
8.575% due 01/31/2024 «		$1,778	1,641

General Electric Co.
0.000% (EUR003M + 0.300%) due 05/28/2020 •	EUR	100	112
0.375% due 05/17/2022		100	108
2.200% due 01/09/2020		$53	52
3.100% due 01/09/2023		158	148
3.150% due 09/07/2022		8	8
3.450% due 05/15/2024		56	53
4.375% due 09/16/2020		4	4
5.000% due 01/21/2021 •(h)		1,557	1,193
5.550% due 05/04/2020		97	99
5.550% due 01/05/2026 (l)		1,376	1,348
5.875% due 01/14/2038		22	21
6.150% due 08/07/2037		26	25
6.875% due 01/10/2039 (l)		204	214

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026 (l)		668	643

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(d)		8,360	5,643
9.000% due 03/01/2021 ^(d)		49,470	33,392
9.000% due 09/15/2022 ^(d)		2,100	1,407
11.250% due 03/01/2021 ^(d)		10,530	7,029

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		500	507
5.710% due 11/15/2023		600	611

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (l)		1,479	1,279

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024 (l)		1,383	1,428
8.500% due 10/15/2024 (l)		13,078	12,751
9.750% due 07/15/2025 (l)		614	619

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (l)		23,499	21,502
8.125% due 06/01/2023 (l)		1,289	1,005

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (l)		4,800	3,696

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		4,352	3,025

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		471	456

Metinvest BV
7.750% due 04/23/2023 (l)		800	731
8.500% due 04/23/2026 (l)		5,400	4,881

Netflix, Inc.
4.625% due 05/15/2029 (l)	EUR	1,500	1,692

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2019 (g)(h)		$4,070	72

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)		6,714	6,076

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021 (l)		430	415
4.500% due 03/15/2023 (l)		856	802
5.250% due 08/15/2022 (l)		20,007	19,432
5.500% due 02/15/2024 (l)		8,290	8,021

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		500	492

Perstorp Holding AB
11.000% due 09/30/2021 (l)		4,000	4,263

Petroleos Mexicanos
6.500% due 03/13/2027 (l)		930	877
6.750% due 09/21/2047		260	216

PetSmart, Inc.
5.875% due 06/01/2025 (l)		496	361

Platin GmbH
6.875% due 06/15/2023 (l)	EUR	2,300	2,544

QVC, Inc.
5.950% due 03/15/2043 (l)		$4,700	4,233

Radiate Holdco LLC
6.875% due 02/15/2023 (l)		360	328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,100	$1,233
6.250% due 05/15/2026 (l)		$546	528
6.875% due 11/15/2026	EUR	200	212

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		$44	42

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	153

Sands China Ltd.
4.600% due 08/08/2023 (l)		$1,200	1,195
5.125% due 08/08/2025 (l)		1,300	1,290
5.400% due 08/08/2028 (l)		2,000	1,936

Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	210	224

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		$64	55

SoftBank Group Corp.
4.000% due 04/20/2023 (l)	EUR	29,900	35,368

Starfruit Finco BV
6.500% due 10/01/2026		300	319

Sunoco LP
4.875% due 01/15/2023 (l)		$272	266

Syngenta Finance NV
4.441% due 04/24/2023 (l)		300	289
4.892% due 04/24/2025 (l)		300	284
5.182% due 04/24/2028 (l)		700	651

T-Mobile USA, Inc.
4.750% due 02/01/2028		108	98

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022 (l)	EUR	1,600	1,851

Transocean Pontus Ltd.
6.125% due 08/01/2025 (l)		$824	799

Triumph Group, Inc.
4.875% due 04/01/2021 (l)		638	576
5.250% due 06/01/2022		136	119

United Group BV
4.375% due 07/01/2022	EUR	390	444
4.875% due 07/01/2024 (l)		430	485

Univision Communications, Inc.
5.125% due 05/15/2023 (l)		$942	848
5.125% due 02/15/2025 (l)		2,729	2,402

UPCB Finance Ltd.
3.625% due 06/15/2029 (l)	EUR	990	1,081

ViaSat, Inc.
5.625% due 09/15/2025 (l)		$496	459

VOC Escrow Ltd.
5.000% due 02/15/2028		295	274

WellCare Health Plans, Inc.
5.375% due 08/15/2026 (l)		448	433

Westmoreland Coal Co.
8.750% due 01/01/2022 ^(d)		31,910	12,365

Wind Tre SpA
2.625% due 01/20/2023 (l)	EUR	1,000	1,038
2.750% due 01/20/2024 •(l)		500	514
3.125% due 01/20/2025		650	665
5.000% due 01/20/2026 (l)		$600	497

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (l)		409	377
4.250% due 03/01/2022		28	27
5.400% due 04/01/2024		174	167
5.750% due 04/01/2027 (l)		4,605	4,242

Wynn Macau Ltd.
4.875% due 10/01/2024 (l)		400	357
5.500% due 10/01/2027 (l)		400	349

Yellowstone Energy LP
5.750% due 12/31/2026 «		3,520	3,742

			613,154

UTILITIES 4.1%

AT&T, Inc.
4.900% due 08/15/2037 (l)		1,904	1,782

DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (c)(l)		11,651	10,761

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		$300	$335

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (l)		7,079	6,835

Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (c)(l)		2,152	1,224

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (l)		32,471	30,320

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (c)(l)		19,583	5,238

Pacific Gas & Electric Co.
2.450% due 08/15/2022 (l)		307	274
2.950% due 03/01/2026 (l)		262	217
3.250% due 09/15/2021		26	24
3.250% due 06/15/2023		121	108
3.300% due 12/01/2027		200	164
3.500% due 10/01/2020		176	169
3.750% due 08/15/2042		116	87
4.250% due 05/15/2021		48	46
4.250% due 08/01/2023		100	93

Petrobras Global Finance BV
5.375% due 10/01/2029 (l)	GBP	2,320	2,776
5.999% due 01/27/2028 (l)		$5,456	5,151
6.125% due 01/17/2022 (l)		9,114	9,376
6.250% due 12/14/2026 (l)	GBP	9,298	12,282
6.625% due 01/16/2034 (l)		11,017	14,138
7.375% due 01/17/2027 (l)		$3,946	4,062

Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		15,150	16,229
9.750% due 01/06/2027 (l)		3,780	4,153

Southern California Edison Co.
3.650% due 03/01/2028		29	28
5.750% due 04/01/2035		54	59
6.000% due 01/15/2034		12	13
6.650% due 04/01/2029		120	134

			126,078

Total Corporate Bonds & Notes (Cost $1,395,520)			1,284,832

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024		2,952	3,671

Total Convertible Bonds & Notes (Cost $5,509)			3,671

MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		350	345

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		580	625

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		145	155
7.350% due 07/01/2035		115	128

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		1,360	1,299

			2,552

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		1,140	1,156

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036 «		6,280	6,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$100	$102

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	95	90

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	231,485	13,023
7.467% due 06/01/2047	13,785	13,537

		26,560

Total Municipal Bonds & Notes (Cost $35,363)		36,474

U.S. GOVERNMENT AGENCIES 4.4%

Fannie Mae
3.000% due 01/25/2042 (a)(l)	967	87
3.252% due 10/25/2042 •	2,795	2,676
3.494% due 08/25/2038 •(a)	822	93
3.500% due 08/25/2032 (a)(l)	2,194	308
3.644% due 02/25/2043 •(a)(l)	4,474	496
4.134% due 12/25/2036 •(a)(l)	3,228	452
6.056% due 07/25/2029 •	4,480	4,753
8.256% due 07/25/2029 •(l)	6,000	6,927

Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(g)(l)	104,051	68,961
0.100% due 02/25/2046 - 11/25/2050 (a)	1,175,065	4,788
0.200% due 04/25/2045 (a)	29,734	7
2.011% due 11/25/2045 ~(a)(l)	51,924	7,369
3.745% due 09/15/2042 •(a)	1,544	184
4.000% due 03/15/2027 (a)	764	78
4.045% due 12/15/2034 •(a)	1,240	56
4.118% due 04/25/2025 ~	5,400	4,879
7.656% due 10/25/2029 •	10,650	11,970
11.506% due 03/25/2029 •	4,787	5,436
12.097% due 12/25/2045 •	4,173	4,112
13.006% due 10/25/2028 •	996	1,303
13.256% due 03/25/2025 •	7,126	9,391

Ginnie Mae
3.500% due 06/20/2042 (a)(l)	1,081	164
3.650% due 08/20/2042 •(a)(l)	2,966	543
3.780% due 12/20/2040 •(a)(l)	2,835	356
4.245% due 08/16/2039 •(a)(l)	2,771	215

Total U.S. Government Agencies (Cost $126,895)		135,604

NON-AGENCY MORTGAGE-BACKED SECURITIES 47.3%

Adjustable Rate Mortgage Trust
2.656% due 03/25/2037 •	1,715	1,687
2.766% due 03/25/2036 •(l)	5,111	3,575
4.443% due 03/25/2037 ~(l)	4,370	3,954
5.597% due 11/25/2037 ^~	1,357	1,215

American Home Mortgage Investment Trust
6.600% due 01/25/2037 Ø	5,032	2,122

ASG Resecuritization Trust
3.030% due 01/28/2037 ~(l)	16,218	13,432
6.000% due 06/28/2037 ~(l)	38,284	28,442

Banc of America Alternative Loan Trust
2.866% due 06/25/2037 •	622	489
4.134% due 06/25/2037 ^•(a)	669	102
6.000% due 07/25/2035 ^	117	116
6.000% due 04/25/2036	1,354	1,256
6.000% due 07/25/2046 ^	1,508	1,322
6.500% due 02/25/2036 ^	2,725	2,599
11.426% due 09/25/2035 ^•	348	399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
0.000% due 11/26/2036 ~(l)	$32,501	$6,626
2.716% due 04/25/2037 ^•(l)	2,033	1,645
4.145% due 09/20/2037 ~	824	611
4.375% due 09/20/2047 ^~	349	306
4.470% due 04/20/2035 ^~	2,517	2,293
4.732% due 09/20/2046 ~	2,933	2,793
5.299% due 08/26/2036 ~	5,884	5,023
6.000% due 10/25/2037 ^	5,483	3,971

Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	1,498	1,415
5.750% due 05/25/2037 ^	1,196	1,046
6.000% due 10/25/2036 ^	182	173

Bancorp Commercial Mortgage Trust
6.150% due 08/15/2032 •(l)	3,470	3,493

Barclays Commercial Mortgage Securities Trust
7.455% due 08/15/2027 •(l)	24,090	23,827

Bayview Commercial Asset Trust
2.726% due 03/25/2037 •	217	205
2.736% due 12/25/2036 •	311	301
2.936% due 08/25/2034 •	139	138

BCAP LLC Trust
2.495% due 05/26/2036 •	6,145	5,746
2.572% due 02/26/2037 ~(l)	18,571	12,768
2.753% due 02/26/2047 •(l)	21,107	17,524
2.815% due 05/26/2035 •	7,239	5,995
3.732% due 03/26/2037 ~	2,034	1,787
3.881% due 07/26/2036 ~	956	874
3.922% due 03/27/2037 ~	7,835	5,774
4.206% due 07/26/2036 ~	4,452	4,249
5.500% due 12/26/2035 ~(l)	11,931	10,697
6.000% due 06/26/2037 ~(l)	6,167	6,113
6.000% due 10/26/2037 ~	4,540	4,016
6.086% due 07/26/2036 ~	777	827
6.233% due 11/26/2035 ~	3,116	3,133
11.164% due 01/26/2036 ~	14,287	3,425

Bear Stearns Adjustable Rate Mortgage Trust
4.088% due 02/25/2036 ^~	1,232	1,156

Bear Stearns ALT-A Trust
2.846% due 08/25/2036 •(l)	31,711	24,246
3.006% due 01/25/2036 ^•(l)	10,366	10,561
3.504% due 04/25/2037 ~(l)	7,078	5,653
3.631% due 03/25/2035 •(l)	7,189	6,562
3.927% due 08/25/2046 ~	4,653	4,424
4.040% due 03/25/2036 ~	2,791	2,033
4.115% due 12/25/2046 ^~(l)	5,815	4,808
4.135% due 09/25/2035 ^~(l)	6,621	4,606
4.206% due 07/25/2036 ~(l)	55,005	32,310

Bear Stearns Commercial Mortgage Securities Trust
5.707% due 04/12/2038 ~	1,120	1,125

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 Ø	3,691	3,283

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	523	384

CD Mortgage Trust
5.688% due 10/15/2048	19,870	10,127

Citigroup Commercial Mortgage Trust
5.592% due 12/10/2049 ~(l)	15,165	10,275

Citigroup Mortgage Loan Trust
3.433% due 07/25/2036 ^~	3,316	2,500
3.510% due 03/25/2037 ~	3,828	3,347
3.704% due 03/25/2037 ^~	2,264	2,193
4.156% due 08/25/2034 ~	6,115	5,176
4.175% due 08/25/2037 ~	3,727	2,647
4.539% due 04/25/2037 ^~	640	555
5.500% due 12/25/2035	3,767	3,054
6.000% due 07/25/2036	5,315	3,760
6.500% due 09/25/2036	1,637	1,290

Commercial Mortgage Loan Trust
6.050% due 12/10/2049 ~(l)	19,041	11,692

Countrywide Alternative Loan Resecuritization Trust
5.105% due 03/25/2047 ~	1,093	1,091
7.000% due 01/25/2037	5,951	2,726

Countrywide Alternative Loan Trust
2.660% due 03/20/2047 •	853	721
2.686% due 05/25/2036 •(l)	18,433	13,972
2.716% due 08/25/2047 ^•	1,692	1,489

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	77

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.726% due 05/25/2047 •(l)		$14,303	$9,127
2.736% due 03/25/2036 •(l)		19,087	16,358
2.766% due 07/25/2036 •(l)		8,773	6,918
2.770% due 11/20/2035 •		213	204
3.206% due 10/25/2035 ^•		1,143	950
3.467% due 07/20/2035 ^•(l)		14,060	11,546
3.643% due 05/25/2036 ~		7,655	6,766
5.500% due 11/25/2035		2,297	1,758
5.500% due 02/25/2036 ^		1,605	1,388
5.500% due 02/25/2036 (l)		1,722	1,542
5.500% due 05/25/2036 ^(l)		1,795	1,653
5.500% due 05/25/2036 (l)		5,531	5,093
6.000% due 03/25/2035 ^		420	311
6.000% due 04/25/2036		732	542
6.000% due 01/25/2037 ^		1,303	1,270
6.000% due 02/25/2037 ^		1,964	1,316
6.000% due 04/25/2037 ^(l)		6,126	4,437
6.250% due 12/25/2036 ^•		727	532
12.908% due 07/25/2035 •		128	147

Countrywide Asset-Backed Certificates
2.746% due 04/25/2036 •(l)		672	536

Countrywide Home Loan Mortgage Pass-Through Trust
3.575% due 05/20/2036 ^~		2,491	2,034
4.236% due 09/20/2036 ~		4,805	4,117
4.376% due 03/25/2046 ^•(l)		52,122	33,720

Credit Suisse Commercial Mortgage Trust
5.746% due 02/15/2039 ~(l)		2,118	2,126

Credit Suisse First Boston Mortgage Securities Corp.
4.952% due 07/15/2037 ~(l)		3,982	4,022
5.100% due 08/15/2038 ~		3,400	3,292
6.000% due 01/25/2036		366	326

Credit Suisse Mortgage Capital Certificates
2.781% due 11/30/2037 ~		10,750	9,409
3.325% due 05/27/2036 ~(l)		9,297	7,393
3.654% due 05/26/2036 ~(l)		8,904	7,052
3.834% due 12/29/2037 ~		5,079	4,201
3.881% due 10/26/2036 ~(l)		21,326	20,189
3.975% due 09/26/2047 ~(l)		24,885	17,292
4.101% due 11/25/2037 •(l)		11,226	8,503
4.296% due 11/27/2037 •		9,363	5,240
4.490% due 04/28/2037 ~		6,075	5,829
5.750% due 05/26/2037 (l)		25,320	21,993

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		2,662	2,177
6.500% due 05/25/2036 ^		3,337	2,328

DBUBS Mortgage Trust
4.652% due 11/10/2046 (l)		19,203	15,427

Debussy DTC PLC
5.930% due 07/12/2025 (l)	GBP	55,000	70,033
8.250% due 07/12/2025		10,000	12,619

Deutsche ALT-A Securities, Inc.
2.806% due 04/25/2037 •(l)		$7,829	5,050

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		678	603

Epic Drummond Ltd.
0.000% due 01/25/2022 •(l)	EUR	3,514	3,953

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	4	6,646
0.528% due 03/13/2045 •	EUR	7,067	5,933
1.200% due 06/13/2045 •	GBP	1,594	1,814
1.900% (BP0003M + 1.000%) due 06/13/2045 ~		16,515	20,223
2.150% (BP0003M + 1.250%) due 06/13/2045 ~		17,041	20,624
2.500% due 09/13/2045 •		15,406	18,662
2.650% (BP0003M + 1.750%) due 06/13/2045 ~		10,489	12,424
3.150% due 09/13/2045 •		10,990	13,344
4.400% (BP0003M + 3.500%) due 06/13/2045 ~		3,721	4,563
4.750% due 09/13/2045 •		9,132	12,255

First Horizon Alternative Mortgage Securities Trust
0.000% due 02/25/2020 (b)(g)		$4	4
0.000% due 05/25/2020 (b)(g)		9	7
0.000% due 03/25/2035 (b)(g)		95	80

First Horizon Mortgage Pass-Through Trust
4.010% due 05/25/2037 ^~		5,877	4,748

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •	EUR	3,171	$3,424

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(l)		24,747	24,491

GCCFC Commercial Mortgage Trust
5.505% due 03/10/2039 ~		$939	456
5.666% due 07/10/2038 ~(l)		10,700	9,858
6.391% due 06/10/2036 ~(l)		2,850	2,847

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(l)		8,310	7,841

Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	9,383	9,507

GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~(l)		$28,657	25,754

GSC Capital Corp. Mortgage Trust
2.686% due 05/25/2036 ^•(l)		2,718	2,488

HarborView Mortgage Loan Trust
2.929% due 06/19/2045 ^•		1,250	806

Hipocat FTA
0.000% due 01/15/2050 •	EUR	2,838	3,193

HomeBanc Mortgage Trust
3.594% due 04/25/2037 ^~(l)		$6,637	6,075

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^(l)		10,668	9,551

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(l)	EUR	30,644	31,314

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •		979	1,017

Impac Secured Assets Trust
2.676% due 01/25/2037 •(l)		$3,269	3,160

IndyMac Mortgage Loan Trust
2.716% due 11/25/2036 •		234	227
3.735% due 11/25/2035 ^~		4,332	3,994
3.875% due 06/25/2036 ~		1,169	1,090

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,943	1,980

JPMorgan Alternative Loan Trust
2.822% due 06/27/2037 •(l)		12,268	10,934
4.001% due 05/25/2036 ^~		902	714
4.052% due 11/25/2036 ^~		861	906
6.000% due 12/25/2035 ^		1,147	1,088
9.170% due 06/27/2037 ~		14,266	10,660

JPMorgan Chase Commercial Mortgage Securities Trust
5.010% due 07/15/2042 ~		2,077	2,098
5.590% due 01/12/2043 ~(l)		2,985	2,985
5.882% (LIBOR01M + 3.427%) due 10/15/2032 ~		4,700	4,638
6.059% due 06/12/2041 ~		10,975	10,926

JPMorgan Resecuritization Trust
4.468% due 03/21/2037 ~		4,650	4,064
6.000% due 09/26/2036		2,478	2,158
6.500% due 04/26/2036 ~		6,027	3,819

Lansdowne Mortgage Securities PLC
0.029% due 09/16/2048 •	EUR	10,327	10,679

Lavender Trust
6.250% due 10/26/2036		$5,257	4,156

LB-UBS Commercial Mortgage Trust
5.769% due 02/15/2040 ~		4,522	4,515
6.190% due 06/15/2038 ~		388	396

Lehman Mortgage Trust
6.000% due 01/25/2038 ^		2,888	2,952

Lehman XS Trust
3.406% due 08/25/2047 •		491	421

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^		3,601	3,487

Merrill Lynch Mortgage Investors Trust
3.677% due 03/25/2036 ^~		11,660	8,681

Morgan Stanley Capital Trust
5.399% due 12/15/2043		2,847	2,183
6.121% due 06/11/2049 ~(l)		1,684	1,682
6.132% due 08/12/2041 ~(l)		6,204	6,401

Morgan Stanley Mortgage Loan Trust
2.676% due 05/25/2036 •		182	70
4.001% due 05/25/2036 ^~(l)		2,644	1,987
5.962% due 06/25/2036 ~		2,237	949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Re-REMIC Trust
2.828% due 02/26/2037 •		$4,646	$4,051
4.437% due 03/26/2037 Ø		2,815	2,538

Morgan Stanley Resecuritization Trust
4.151% due 06/26/2035 ~(l)		11,000	8,296

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «(l)		5,096	4,739

Motel 6 Trust
9.382% due 08/15/2019 •(l)		41,284	41,982

Natixis Commercial Mortgage Securities Trust
4.705% due 11/15/2034 •		5,611	5,631
5.455% due 11/15/2034 •		7,294	7,333
6.455% due 11/15/2034 •		3,163	3,163

PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(g)		6	5

RBSSP Resecuritization Trust
4.575% due 09/26/2035 ~		7,649	5,863
6.000% due 06/26/2037 ~		1,842	1,519

Residential Accredit Loans, Inc. Trust
2.656% due 02/25/2037 •		652	603
6.000% due 12/25/2035 ^(l)		2,839	2,727
6.000% due 11/25/2036 ^		3,503	3,112
6.250% due 02/25/2037 ^(l)		4,552	4,130
6.500% due 09/25/2037 ^		1,680	1,455

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		820	660

Residential Asset Securitization Trust
6.000% due 05/25/2036		1,023	983
6.000% due 02/25/2037 ^		222	163
6.000% due 03/25/2037 ^		3,023	1,912
6.250% due 10/25/2036 ^		126	125

RiverView HECM Trust
3.120% due 05/25/2047 «•(l)		17,746	16,193

Sequoia Mortgage Trust
3.127% due 02/20/2034 •		472	453
4.020% due 09/20/2032 ~		575	562

Structured Adjustable Rate Mortgage Loan Trust
4.222% due 04/25/2036 ^~		163	272

Structured Asset Mortgage Investments Trust
2.716% due 05/25/2036 •		35	32

Structured Asset Securities Corp. Trust
5.500% due 10/25/2035 ^		1,480	1,041

Suntrust Adjustable Rate Mortgage Loan Trust
4.102% due 02/25/2037 ^~(l)		5,884	5,653

Theatre Hospitals PLC
3.813% due 10/15/2031 •(l)	GBP	36,604	43,536
4.563% due 10/15/2031 •		1,739	2,041

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~(l)		$497	469

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 07/25/2046 •		324	317
3.909% due 08/25/2036 ^~		2,208	2,133

Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	0	132,525
0.000% due 12/21/2049 (g)		0	1,793
1.710% due 12/21/2049 •		22,414	28,359
2.410% due 12/21/2049 •		2,261	2,866
2.910% due 12/21/2049 •		1,130	1,435
3.410% due 12/21/2049 •		646	819
3.910% due 12/21/2049 •		646	813

Washington Mutual Mortgage Pass-Through Certificates Trust
2.746% due 01/25/2047 ^•		$2,374	2,148
2.947% (12MTA + 0.970%) due 06/25/2046 ~(l)		8,751	5,445
5.750% due 11/25/2035 ^		1,749	1,567
5.967% due 05/25/2036 ^Ø(l)		7,204	6,220

Wells Fargo Mortgage Loan Trust
4.152% due 03/27/2037 ~(l)		7,071	6,328

Total Non-Agency Mortgage-Backed Securities (Cost $1,414,626)			1,454,551

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 63.1%

Aames Mortgage Investment Trust
3.305% due 07/25/2035 •		$19,113	$19,021

ACE Securities Corp. Home Equity Loan Trust
2.616% due 12/25/2036 •(l)		25,480	9,510
3.126% due 02/25/2036 ^•(l)		5,955	5,588
3.601% due 07/25/2035 ^•		17,938	12,401

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,716

Aegis Asset-Backed Securities Trust
2.986% due 06/25/2035 •		$12,094	10,740

Airspeed Ltd.
2.725% due 06/15/2032 •		9,707	9,324

American Money Management Corp. CLO Ltd.
8.496% due 04/14/2029 •(l)		6,100	6,097

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.116% due 09/25/2035 •(l)		13,750	13,007
4.456% due 09/25/2032 •		1,148	1,130

Arbor Realty Commercial Real Estate Notes Ltd.
6.955% due 04/15/2027 •		5,300	5,400

Argent Securities Trust
2.606% due 06/25/2036 •		2,073	732
2.626% due 04/25/2036 •		1,199	483
2.656% due 06/25/2036 •		4,349	1,546
2.656% due 09/25/2036 •		9,047	3,677
2.696% due 03/25/2036 •(l)		12,795	7,570

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.826% due 01/25/2036 •(l)		16,862	15,443
2.886% due 02/25/2036 •(l)		32,970	25,458
2.966% due 11/25/2035 •(l)		5,851	4,855
3.781% due 11/25/2034 •(l)		9,031	8,437

Asset-Backed Funding Certificates Trust
3.331% due 07/25/2035 •(l)		7,400	7,085
3.556% due 03/25/2034 •		1,066	992

Asset-Backed Securities Corp. Home Equity Loan Trust
4.319% due 08/15/2033 •		573	564

Banco Bilbao Vizcaya Argentaria S.A.
0.340% due 03/22/2046 «•	EUR	1,114	868

Bear Stearns Asset-Backed Securities Trust
2.646% due 12/25/2036 •(l)		$16,725	17,621
3.706% due 07/25/2035 •(l)		39,756	38,400
4.006% due 10/27/2032 •		244	241
4.381% due 12/25/2034 •(l)		18,650	18,017
4.438% due 10/25/2036 ~		450	418
6.000% due 12/25/2035 ^		553	481

BSPRT Issuer Ltd.
6.530% due 06/15/2027 •		12,900	12,932

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)		10,100	10,223

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	2,075

Carrington Mortgage Loan Trust
2.586% due 10/25/2036 •		988	727
2.766% due 02/25/2037 •(l)		8,300	7,756
2.926% due 02/25/2037 •(l)		13,201	9,912
3.556% due 05/25/2035 •		4,400	4,296

Cavendish Square Funding PLC
0.624% due 02/11/2055 •	EUR	1,500	1,664
1.534% due 02/11/2055 •		3,500	3,900

CIFC Funding Ltd.
0.000% due 05/24/2026 ~		$3,390	1,928

Citigroup Mortgage Loan Trust
2.646% due 01/25/2037 •(l)		26,970	23,668
2.656% due 12/25/2036 •(l)		23,794	11,904
2.666% due 09/25/2036 •(l)		17,485	13,067
2.706% due 05/25/2037 •		698	522
2.726% due 12/25/2036 •		4,792	2,425
3.206% due 11/25/2046 •		4,867	3,666
6.351% due 05/25/2036 ^Ø		2,878	1,635

Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 ~(l)		6,480	6,881

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,074

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 11/27/2028	EUR	1,197	$1,375
4.500% due 11/27/2028		1,047	1,203
6.200% due 11/27/2028		1,296	1,489

Coronado CDO Ltd.
4.236% due 09/04/2038 •		$26,800	17,621
6.000% due 09/04/2038		4,300	3,354

Countrywide Asset-Backed Certificates
2.636% due 12/25/2036 ^•(l)		30,076	27,689
2.646% due 06/25/2035 •(l)		62,777	57,027
2.646% due 03/25/2037 •(l)		20,453	18,668
2.646% due 07/25/2037 ^•(l)		10,067	8,774
2.646% due 06/25/2047 ^•(l)		45,481	41,189
2.666% due 05/25/2036 •(l)		7,504	6,714
2.706% due 06/25/2037 ^•(l)		19,841	17,876
2.726% due 05/25/2037 •(l)		10,900	10,367
2.726% due 08/25/2037 •(l)		26,000	22,901
2.726% due 05/25/2047 •(l)		17,951	17,014
2.726% due 06/25/2047 ^•(l)		19,000	15,500
2.736% due 04/25/2047 •(l)		35,000	27,695
2.746% due 03/25/2036 •(l)		30,257	27,037
2.796% due 10/25/2047 •(l)		59,229	49,859
2.896% due 04/25/2036 •		8,762	7,646
2.956% due 03/25/2047 ^•		1,707	1,292
2.996% due 04/25/2036 •		15,850	9,027
3.056% due 05/25/2047 •		3,393	2,689
3.706% due 06/25/2033 •		128	116
4.700% due 10/25/2046 ^~		508	496
4.788% due 10/25/2032 ^~		20,844	18,762

Countrywide Asset-Backed Certificates Trust
2.656% due 03/25/2047 •(l)		11,471	11,213
3.026% due 05/25/2036 •(l)		32,300	26,423
4.040% due 11/25/2034 •(l)		13,611	13,300

Crecera Americas LLC
5.563% due 08/31/2020 •		49,923	49,972

Credit-Based Asset Servicing & Securitization CBO Corp.
2.989% due 09/06/2041 •		65,385	6,702

Credit-Based Asset Servicing & Securitization LLC
3.136% due 07/25/2035 •		3,000	2,720

ECAF Ltd.
4.947% due 06/15/2040		5,833	6,024

Encore Credit Receivables Trust
3.196% due 07/25/2035 •		421	407

Euromax ABS PLC
0.024% due 11/10/2095 •	EUR	6,000	6,265

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	11,059	5,641

Fieldstone Mortgage Investment Trust
2.485% due 07/25/2036 •		$5,990	3,415

First Franklin Mortgage Loan Trust
0.000% due 04/25/2036 (g)(l)		8,040	6,991
2.746% due 04/25/2036 •(l)		6,825	6,280
2.886% due 02/25/2036 •		5,500	4,915
3.451% due 09/25/2035 •		6,041	4,649
3.481% due 05/25/2036 •		14,571	7,630

Fremont Home Loan Trust
2.656% due 01/25/2037 •		3,674	2,085
2.746% due 02/25/2037 •		1,529	806

Glacier Funding CDO Ltd.
2.852% due 08/04/2035 •		23,884	6,023

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~(l)		8,882	7,319

Greystone Commercial Real Estate Ltd.
7.205% due 03/15/2027 •(l)		25,000	25,107

GSAA Trust
5.058% due 05/25/2035 Ø(l)		5,158	5,180

GSAMP Trust
2.566% due 01/25/2037 •		3,799	2,517
2.596% due 01/25/2037 •		1,133	753
2.666% due 04/25/2036 •		669	489
2.706% due 11/25/2036 •		4,637	2,809
2.756% due 12/25/2036 •		5,064	3,090
2.776% due 04/25/2036 •(l)		23,836	17,826
4.156% due 10/25/2034 •		421	409
5.056% due 10/25/2033 •		250	252

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~	EUR	1,400	1,345

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hillcrest CDO Ltd.
3.107% due 12/10/2039 •		$45,367	$19,054

Home Equity Asset Trust
3.601% due 05/25/2035 •		3,800	3,790
3.706% due 07/25/2035 •		4,000	3,736

Home Equity Loan Trust
2.846% due 04/25/2037 •(l)		13,500	11,114

Home Equity Mortgage Loan Asset-Backed Trust
2.666% due 11/25/2036 •(l)		5,652	4,495
2.746% due 04/25/2037 •(l)		3,836	2,882
2.946% due 03/25/2036 •		1,504	1,413

House of Europe Funding PLC
0.000% due 11/08/2090 •	EUR	1,138	1,297

Hout Bay Corp.
2.629% due 07/05/2041 •		$82,407	24,269

HSI Asset Securitization Corp. Trust
2.616% due 12/25/2036 •		25,083	9,115
2.666% due 10/25/2036 •		9,666	4,806
2.676% due 12/25/2036 •		15,363	5,583
2.696% due 01/25/2037 •(l)		42,635	33,541
2.896% due 11/25/2035 •(l)		5,830	5,641

IXIS Real Estate Capital Trust
3.481% due 09/25/2035 ^•		5,457	4,786

JPMorgan Mortgage Acquisition Trust
2.656% due 07/25/2036 •		1,834	1,090
2.666% due 07/25/2036 ^•		1,322	557
5.462% due 09/25/2029 ^Ø		3,793	3,028
5.888% due 10/25/2036 ^Ø(l)		12,643	10,087

Jubilee CLO BV
0.000% due 01/15/2028 ~	EUR	7,000	4,747

Lehman XS Trust
4.771% due 05/25/2037 ^~(l)		$11,881	10,636

Long Beach Mortgage Loan Trust
2.696% due 02/25/2036 •(l)		44,878	36,660
3.156% due 09/25/2034 •		1,216	1,157
3.211% due 11/25/2035 •(l)		39,486	31,225

MASTR Asset-Backed Securities Trust
2.676% due 06/25/2036 •(l)		7,289	6,229
2.686% due 02/25/2036 •(l)		8,390	4,443
2.746% due 06/25/2036 •		3,768	2,114
3.046% due 12/25/2035 •		11,682	7,133

Morgan Stanley ABS Capital, Inc. Trust
2.566% due 09/25/2036 •		4,016	1,925
2.576% due 10/25/2036 •		4	3
2.646% due 10/25/2036 •(l)		9,954	6,077
2.656% due 06/25/2036 •(l)		7,121	4,768
2.656% due 06/25/2036 •		905	760
2.656% due 09/25/2036 •		8,069	3,932
2.656% due 11/25/2036 •(l)		19,055	13,065
2.726% due 10/25/2036 •		4,797	2,958
3.181% due 09/25/2035 •(l)		18,121	16,360
3.541% due 01/25/2035 •		4,799	2,101
4.456% due 05/25/2034 •		2,108	2,081

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		87,000	49,092

New Century Home Equity Loan Trust
5.506% due 01/25/2033 ^•		500	461

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.836% due 10/25/2036 ^•		4,978	1,643
2.926% due 02/25/2036 •(l)		31,899	25,311

Ocean Trails CLO
7.718% due 08/13/2025 •		3,500	3,297

Option One Mortgage Loan Trust
2.636% due 07/25/2037 •(l)		17,278	12,004
2.646% due 01/25/2037 •(l)		11,417	7,221
2.726% due 01/25/2037 •		2,329	1,484
2.756% due 03/25/2037 •		711	419
2.836% due 04/25/2037 •		2,756	1,750

Option One Mortgage Loan Trust Asset-Backed Certificates
2.966% due 11/25/2035 •(l)		13,200	12,684

Park Place Securities, Inc.
3.136% due 09/25/2035 •(l)		7,240	6,748

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.996% due 08/25/2035 •(l)		8,350	8,062

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	79

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.331% due 07/25/2035 •(l)	$30,950	$29,182
3.541% due 03/25/2035 ^•(l)	7,500	7,009
3.631% due 10/25/2034 •	10,000	9,589
4.231% due 02/25/2035 •(l)	29,447	28,160
4.531% due 12/25/2034 •(l)	25,974	22,641

Popular ABS Mortgage Pass-Through Trust
3.196% due 06/25/2035 •	626	613
3.656% due 06/25/2035 •	1,349	1,300

RAAC Trust
4.256% due 05/25/2046 •	17,151	14,464

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 Ø	3,161	1,430

Residential Asset Mortgage Products Trust
2.826% due 01/25/2036 •(l)	11,438	10,323
2.886% due 01/25/2036 •	4,360	4,294
3.226% due 02/25/2035 •	250	250
3.256% due 04/25/2034 •	3,922	3,871
3.376% due 04/25/2034 •(l)	4,214	4,159
4.081% due 04/25/2034 ^•	1,211	944
4.486% due 04/25/2034 ^•	1,738	1,333

Residential Asset Securities Corp. Trust
2.636% due 11/25/2036 •(l)	10,675	8,899
2.676% due 10/25/2036 •(l)	11,717	8,593
2.786% due 04/25/2036 •(l)	5,270	5,091
2.836% due 04/25/2036 •	7,205	4,969
2.846% due 05/25/2037 •(l)	9,275	9,078
3.166% due 12/25/2035 •	15,978	13,205
3.631% due 02/25/2035 •	1,900	1,893

Securitized Asset-Backed Receivables LLC Trust
2.646% due 07/25/2036 •(l)	21,955	18,123
2.666% due 07/25/2036 •	2,860	1,368
2.756% due 05/25/2036 •(l)	18,867	12,030
2.776% due 03/25/2036 •(l)	7,752	7,155
2.956% due 10/25/2035 •	13,000	12,474
3.106% due 11/25/2035 •	11,037	8,204
3.166% due 08/25/2035 •(l)	3,378	2,272

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)	25	22,760

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)	20	14,440

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)	5	5,352

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(g)	200	2,609
0.000% due 01/25/2039 (g)	21,280	8,060
0.000% due 05/25/2040 (g)	22,175	11,473
0.000% due 07/25/2040 «(g)	110	6,380
0.000% due 09/25/2040 (g)	9,122	5,891

Soloso CDO Ltd.
2.728% due 10/07/2037 •	11,318	9,422

Soundview Home Loan Trust
2.656% due 06/25/2037 •(l)	3,465	2,439
2.666% due 11/25/2036 •(l)	6,990	6,819
2.686% due 02/25/2037 •	8,345	3,228
2.766% due 02/25/2037 •	9,685	3,800
2.786% due 05/25/2036 •(l)	14,665	14,174
2.856% due 03/25/2036 •(l)	7,933	7,680
3.456% due 10/25/2037 •(l)	6,924	5,885
3.606% due 09/25/2037 •(l)	2,642	2,467

Specialty Underwriting & Residential Finance Trust
2.856% due 03/25/2037 •	614	331
3.481% due 12/25/2035 •	3,364	3,347
3.981% due 02/25/2037 ^Ø	3,306	1,791
4.306% due 05/25/2035 •	2,011	1,957

Symphony CLO Ltd.
7.036% due 07/14/2026 •	10,700	10,015
7.336% due 10/15/2025 •(l)	9,850	9,729

Taberna Preferred Funding Ltd.
2.922% due 05/05/2038 •	11,581	11,089
2.932% due 02/05/2037 •	24,009	21,428
2.962% due 08/05/2036 ^•	15,373	13,797
2.962% due 08/05/2036 •	3,822	3,430

Trapeza CDO LLC
3.377% due 01/20/2034 •(l)	6,666	6,663

Wachovia Mortgage Loan Trust
3.196% due 10/25/2035 •(l)	8,000	7,494

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
2.836% due 05/25/2036 •(l)		$5,000	$4,925

Total Asset-Backed Securities (Cost $1,788,779)			1,941,639

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
2.260% due 12/31/2038 Ø(l)	EUR	26,572	16,987
3.375% due 01/15/2023		800	727
3.875% due 01/15/2022 (l)		7,800	7,561
5.250% due 01/15/2028		400	331
6.250% due 11/09/2047		400	331
7.820% due 12/31/2033 (l)		54,148	52,650
41.328% (BADLARPP) due 10/04/2022 ~	ARS	1,302	55
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		4,700	124
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		329,220	8,430
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		18,541	492
59.257% due 06/21/2020 ~(a)		309,791	8,861

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	123
4.950% due 02/11/2020		100	119

Kazakhstan Government International Bond
1.550% due 11/09/2023		300	346
2.375% due 11/09/2028 (l)		1,200	1,364

Peru Government International Bond
5.940% due 02/12/2029	PEN	11,596	3,511
6.350% due 08/12/2028		14,900	4,649

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	1,900	2,202

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$1,330	308
8.250% due 10/13/2024 ^(d)		188	44
9.250% due 09/15/2027 ^(d)		1,654	393

Total Sovereign Issues (Cost $150,472)			109,608

		SHARES
COMMON STOCKS 1.4%

CONSUMER DISCRETIONARY 0.5%

Caesars Entertainment Corp. (e)		2,222,152	15,088

ENERGY 0.4%

Dommo Energia S.A. «(e)(j)		54,507,381	10,464

Dommo Energia S.A. SP - ADR «(e)		8,580	217

Forbes Energy Services Ltd. (e)(j)		152,625	383

			11,064

FINANCIALS 0.1%

Ardonagh Group Ltd. «(j)		2,651,536	3,267

UTILITIES 0.4%

Eneva S.A. (e)(j)		32,781	136

TexGen Power LLC «		285,522	11,421

			11,557

Total Common Stocks (Cost $47,940)			40,976

		SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «		2,530,304	$608

Total Warrants (Cost $0)			608

PREFERRED SECURITIES 2.9%

BANKING & FINANCE 1.7%

Nationwide Building Society
10.250% ~		285,475	50,850

OCP CLO Ltd.
0.000% due 04/26/2028 (g)		2,600	2,108

			52,958

INDUSTRIALS 1.2%

Sequa Corp.
9.000% «		53,285	35,584

Total Preferred Securities (Cost $111,308)			88,542

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.		2,572,665	48,315

Total Real Estate Investment Trusts (Cost $37,244)			48,315

SHORT-TERM INSTRUMENTS 3.3%

REPURCHASE AGREEMENTS (k) 2.3%
			71,865

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
(1.167)% due 01/31/2019 - 06/28/2019 (f)(g)	ARS	212,312	6,168

U.S. TREASURY BILLS 0.8%
2.355% due 01/31/2019 - 03/14/2019 (f)(g)(l)(n)(p)		$25,050	24,980

Total Short-Term Instruments (Cost $102,915)			103,013

Total Investments in Securities (Cost $5,465,654)			5,479,170

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

COMMON STOCKS 0.3%

INDUSTRIALS 0.3%

Sierra Hamilton Holder LLC «(e)(j)		30,136,800	10,091

Total Common Stocks (Cost $7,639)			10,091

Total Investments in Affiliates (Cost $7,639)			10,091

Total Investments 178.4% (Cost $5,473,293)			$5,489,261

Financial Derivative Instruments (m)(o) (0.6)% (Cost or Premiums, net $(7,792))			(17,223)

Other Assets and Liabilities, net (77.8)%			(2,394,500)

Net Assets 100.0%			$3,077,538

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ardonagh Group Ltd.	04/02/2015	$3,931	$3,267	0.11%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	1,423	10,464	0.34
Eneva S.A.	12/21/2017	141	136	0.00
Forbes Energy Services Ltd.	02/27/2013 - 03/11/2014	7,380	383	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	22,485	0.73
Preylock Reitman Santa Cruz Mezz LLC 7.887% due 11/09/2022	04/09/2018	31,560	31,479	1.02
Sierra Hamilton Holder LLC	07/31/2017	7,639	10,091	0.33

		$75,274	$78,305	2.54%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.500%	12/31/2018	01/02/2019	$5,900	U.S. Treasury Bonds 2.875% due 11/15/2046	$(6,048)	$5,900	$5,902
FICC	2.000	12/31/2018	01/02/2019	965	U.S. Treasury Notes 2.875% due 09/30/2023	(985)	965	965
NOM	3.150	12/31/2018	01/02/2019	65,000	U.S. Treasury Bonds 3.125% due 02/15/2043	(66,588)	65,000	65,011

Total Repurchase Agreements						$(73,621)	$71,865	$71,878

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.150)%	12/03/2018	03/04/2019	EUR	(1,069)	$(1,225)
	(0.050)	12/03/2018	03/04/2019		(7,527)	(8,623)
	0.100	10/23/2018	01/23/2019		(3,790)	(4,343)
	1.140	11/29/2018	01/29/2019	GBP	(19,163)	(24,450)
	1.200	11/15/2018	01/08/2019		(4,888)	(6,240)
	1.200	12/05/2018	01/07/2019		(10,809)	(13,789)
	1.350	11/29/2018	02/28/2019		(5,783)	(7,381)
	3.330	12/12/2018	03/12/2019	$	(7,579)	(7,594)
	3.360	11/29/2018	03/01/2019		(1,634)	(1,639)
	3.425	10/11/2018	01/11/2019		(21,706)	(21,877)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	81

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.616%	11/14/2018	02/14/2019		$	(4,980)	$(5,004)
	3.629	11/16/2018	02/19/2019			(20,620)	(20,718)
	3.751	12/04/2018	03/05/2019			(22,500)	(22,568)
	3.792	12/19/2018	03/19/2019			(45,053)	(45,119)
	3.792	12/21/2018	03/21/2019			(6,707)	(6,715)
	3.879	11/16/2018	TBD	(3)		(58,554)	(58,851)
BRC	1.200	12/24/2018	TBD	(3)		(13,718)	(13,722)
	1.750	12/24/2018	TBD	(3)		(808)	(808)
	2.600	12/24/2018	TBD	(3)		(10,046)	(10,053)
	3.025	10/11/2018	01/11/2019			(13,031)	(13,122)
	3.050	10/19/2018	01/22/2019			(9,958)	(10,021)
	3.100	11/09/2018	02/11/2019			(4,333)	(4,353)
	3.250	12/24/2018	TBD	(3)		(2,377)	(2,379)
	3.400	12/06/2018	03/05/2019			(3,748)	(3,758)
	3.425	10/11/2018	01/11/2019			(36,497)	(36,785)
	3.430	12/14/2018	03/14/2019			(5,419)	(5,429)
	3.449	10/16/2018	01/16/2019			(43,102)	(43,424)
	3.450	10/18/2018	01/18/2019			(19,829)	(19,973)
	3.487	10/23/2018	01/23/2019			(7,898)	(7,952)
	3.792	12/21/2018	03/21/2019			(6,559)	(6,567)
	4.408	08/16/2017	07/05/2019			(14,167)	(14,319)
	4.408	04/13/2018	07/05/2019			(23,570)	(23,823)
	4.822	06/27/2017	TBD	(3)		(12,534)	(12,544)
	4.822	04/13/2018	06/27/2019			(19,233)	(19,248)
DBL	0.650	10/16/2018	01/16/2019		EUR	(538)	(617)
FOB	2.900	12/06/2018	01/07/2019		$	(21,839)	(21,886)
GLM	0.450	11/13/2018	02/13/2019		EUR	(15,560)	(17,838)
	3.470	12/17/2018	01/17/2019		$	(52,322)	(52,403)
	3.616	11/15/2018	02/15/2019			(6,524)	(6,555)
	3.707	11/29/2018	03/01/2019			(31,840)	(31,951)
	3.753	11/21/2018	02/21/2019			(12,901)	(12,957)
	3.767	12/07/2018	03/07/2019			(4,978)	(4,992)
	3.957	11/29/2018	03/01/2019			(11,845)	(11,888)
JML	(0.320)	11/09/2018	02/11/2019		EUR	(1,763)	(2,019)
	(0.320)	12/03/2018	03/04/2019			(12,959)	(14,844)
	(0.200)	12/05/2018	03/05/2019			(28,569)	(32,728)
	(0.150)	10/22/2018	TBD	(3)		(1,148)	(1,315)
	(0.150)	12/05/2018	03/05/2019			(6,974)	(7,989)
	0.050	11/26/2018	01/28/2019			(11,767)	(13,483)
	0.284	11/26/2018	02/26/2019			(1,873)	(2,147)
	0.484	11/26/2018	02/26/2019			(3,629)	(4,160)
	0.900	10/22/2018	01/22/2019		GBP	(31,637)	(40,397)
	0.900	11/22/2018	01/22/2019			(4,005)	(5,110)
	0.950	12/03/2018	03/04/2019			(24,475)	(31,221)
	0.950	12/05/2018	03/05/2019			(15,114)	(19,278)
	1.050	11/15/2018	02/18/2019			(45,372)	(57,910)
	3.100	12/13/2018	01/14/2019		$	(5,830)	(5,840)
JPS	3.608	10/25/2018	01/25/2019			(20,009)	(20,147)
MEI	0.100	11/26/2018	01/25/2019		EUR	(38,866)	(44,535)
MSB	3.698	10/03/2018	10/03/2019		$	(2,126)	(2,146)
	3.736	07/13/2018	07/15/2019			(5,943)	(5,992)
	3.777	10/23/2018	10/23/2019			(52,189)	(52,578)
	3.859	04/27/2018	04/26/2019			(21,053)	(21,200)
	3.879	08/16/2018	08/16/2019			(9,590)	(9,635)
	3.891	05/01/2018	05/01/2019			(5,179)	(5,212)
	3.929	08/16/2018	08/16/2019			(4,549)	(4,570)
	3.941	05/08/2018	05/08/2019			(21,588)	(21,710)
	3.982	02/05/2018	02/05/2019			(29,927)	(30,101)
	4.001	06/05/2018	06/05/2019			(22,795)	(22,858)
	4.088	09/20/2018	09/17/2019			(34,243)	(34,298)
	4.142	08/14/2018	03/20/2019			(21,014)	(21,045)
NOM	3.230	11/13/2018	02/13/2019			(9,302)	(9,344)
	3.250	11/19/2018	02/19/2019			(12,156)	(12,204)
	3.250	11/26/2018	02/26/2019			(12,163)	(12,204)
	3.290	11/14/2018	02/14/2019			(12,511)	(12,567)
	3.290	12/14/2018	02/14/2019			(510)	(511)
	3.350	12/11/2018	03/11/2019			(17,541)	(17,577)
	4.607	08/04/2017	TBD	(3)		(25,721)	(25,899)
	4.607	05/04/2018	08/05/2019			(19,176)	(19,309)
RBC	3.720	08/08/2018	02/08/2019			(4,586)	(4,656)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
RCE	1.700%	09/18/2018	01/18/2019		GBP	(2,113)	$(2,706)
RCY	3.330	12/10/2018	03/11/2019		$	(372)	(373)
RDR	2.690	10/23/2018	01/23/2019			(2,051)	(2,062)
	2.970	12/10/2018	03/11/2019			(2,916)	(2,922)
RTA	3.039	09/06/2018	03/06/2019			(3,585)	(3,621)
	3.044	09/07/2018	03/07/2019			(4,755)	(4,802)
	3.058	09/12/2018	03/12/2019			(1,236)	(1,248)
	3.224	10/22/2018	04/22/2019			(1,447)	(1,456)
	3.248	10/24/2018	04/24/2019			(12,380)	(12,458)
	3.274	10/26/2018	04/26/2019			(17,777)	(17,887)
	3.519	07/16/2018	01/16/2019			(5,816)	(5,913)
	3.521	07/17/2018	01/17/2019			(1,485)	(1,510)
	3.521	07/25/2018	01/25/2019			(19,318)	(19,622)
	3.522	08/08/2018	02/08/2019			(7,210)	(7,314)
	3.529	07/31/2018	01/31/2019			(7,488)	(7,602)
	3.531	08/06/2018	02/06/2019			(8,557)	(8,682)
	3.544	09/07/2018	03/07/2019			(32,424)	(32,797)
	3.608	09/12/2018	03/12/2019			(3,254)	(3,291)
	3.622	09/20/2018	03/20/2019			(18,698)	(18,894)
	3.642	09/24/2018	03/25/2019			(8,855)	(8,945)
	3.703	11/21/2018	02/21/2019			(1,560)	(1,567)
	3.751	12/04/2018	03/04/2019			(7,607)	(7,630)
	3.788	12/14/2018	03/14/2019			(19,608)	(19,647)
	3.842	11/06/2018	05/07/2019			(4,132)	(4,157)
	3.842	11/07/2018	05/07/2019			(3,085)	(3,103)
	3.863	11/16/2018	05/16/2019			(17,302)	(17,389)
	4.227	10/31/2017	TBD	(3)		(3,884)	(3,911)
	4.241	11/23/2018	10/31/2019			(11,096)	(11,148)
SBI	3.208	10/26/2018	01/28/2019			(5,666)	(5,700)
	3.425	10/11/2018	04/11/2019			(73,265)	(73,844)
	3.517	08/09/2018	02/11/2019			(30,215)	(30,646)
	3.577	10/23/2018	01/23/2019			(56,986)	(57,388)
SOG	0.484	12/05/2018	03/05/2019		EUR	(4,309)	(4,939)
	2.960	10/05/2018	01/08/2019		$	(2,434)	(2,452)
	2.975	07/12/2018	01/11/2019			(747)	(752)
	3.020	10/23/2018	01/23/2019			(14,663)	(14,750)
	3.020	10/31/2018	01/31/2019			(8,428)	(8,473)
	3.040	11/02/2018	02/04/2019			(12,926)	(12,993)
	3.250	11/16/2018	02/19/2019			(15,946)	(16,014)
	3.250	11/21/2018	02/21/2019			(53,026)	(53,227)
	3.250	12/04/2018	03/05/2019			(10,592)	(10,620)
	3.250	12/07/2018	03/07/2019			(1,741)	(1,745)
	3.257	08/28/2018	02/28/2019			(26,781)	(26,856)
	3.270	12/07/2018	03/07/2019			(22,103)	(22,155)
	3.270	12/12/2018	03/12/2019			(9,571)	(9,589)
	3.290	12/17/2018	03/14/2019			(212)	(212)
	3.290	12/18/2018	03/18/2019			(5,439)	(5,446)
	3.310	12/21/2018	03/21/2019			(19,751)	(19,773)
	3.370	10/10/2018	01/10/2019			(22,047)	(22,220)
	3.440	10/24/2018	01/24/2019			(21,123)	(21,264)
	3.566	11/14/2018	02/14/2019			(49,559)	(49,800)
	3.751	12/17/2018	03/18/2019			(10,893)	(10,911)
	3.817	09/10/2018	03/11/2019			(35,712)	(35,789)
	3.828	09/14/2018	03/14/2019			(21,240)	(21,278)
UBS	(0.250)	10/22/2018	01/22/2019		EUR	(1,532)	(1,754)
	(0.200)	10/22/2018	01/22/2019			(779)	(892)
	(0.200)	12/03/2018	03/04/2019			(1,252)	(1,435)
	0.640	11/01/2018	02/01/2019			(16,626)	(19,070)
	1.050	11/08/2018	01/08/2019		GBP	(8,379)	(10,697)
	1.200	12/03/2018	02/04/2019			(3,165)	(4,039)
	1.558	10/26/2018	01/28/2019			(27,121)	(34,669)
	1.630	09/24/2018	01/15/2019			(32,605)	(41,746)
	2.820	11/06/2018	02/06/2019		$	(1,514)	(1,521)
	2.860	10/05/2018	01/07/2019			(1,110)	(1,118)
	2.870	10/10/2018	01/10/2019			(32,147)	(32,362)
	2.870	12/21/2018	01/10/2019			(1,510)	(1,512)
	2.880	10/11/2018	01/11/2019			(8,370)	(8,426)
	2.980	10/22/2018	01/22/2019			(5,850)	(5,885)
	2.980	12/04/2018	01/22/2019			(4,063)	(4,076)
	2.980	12/19/2018	01/22/2019			(495)	(496)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	83

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.990%	09/11/2018	03/11/2019	$	(43,319)	$(43,726)
	2.990	12/03/2018	03/04/2019		(825)	(827)
	2.990	12/04/2018	03/04/2019		(1,671)	(1,675)
	2.990	12/18/2018	03/11/2019		(7,694)	(7,727)
	3.030	10/22/2018	01/22/2019		(3,904)	(3,928)
	3.040	10/24/2018	01/24/2019		(4,394)	(4,420)
	3.040	11/06/2018	02/06/2019		(14,054)	(14,122)
	3.040	12/11/2018	02/06/2019		(58)	(58)
	3.090	09/11/2018	03/11/2019		(2,836)	(2,863)
	3.090	11/07/2018	02/07/2019		(13,931)	(13,998)
	3.120	11/13/2018	02/13/2019		(37,080)	(37,241)
	3.160	11/02/2018	02/04/2019		(22,070)	(22,188)
	3.250	12/04/2018	03/05/2019		(6,433)	(6,450)
	3.270	12/07/2018	03/07/2019		(7,878)	(7,897)
	3.270	12/19/2018	03/07/2019		(596)	(597)
	3.280	12/13/2018	03/13/2019		(1,115)	(1,117)
	3.300	12/04/2018	03/05/2019		(1,474)	(1,478)
	3.300	12/18/2018	03/18/2019		(6,937)	(6,947)
	3.330	12/13/2018	03/13/2019		(5,575)	(5,585)
	3.350	12/04/2018	03/05/2019		(7,364)	(7,384)
	3.350	12/18/2018	03/18/2019		(19,326)	(19,353)
	3.370	10/10/2018	01/10/2019		(8,961)	(9,031)
	3.370	12/07/2018	03/07/2019		(1,680)	(1,684)
	3.440	10/24/2018	01/24/2019		(17,686)	(17,804)
	3.565	11/09/2018	02/11/2019		(7,225)	(7,264)
	3.637	04/24/2018	04/24/2019		(42,389)	(42,677)
	3.750	12/17/2018	03/18/2019		(10,265)	(10,282)
WFS	3.542	11/06/2018	02/06/2019		(14,427)	(14,508)

Total Reverse Repurchase Agreements						$(2,568,264)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$5,902	$0	$0	$5,902	$(6,048)	$(146)
BPS	0	(256,136)	0	(256,136)	317,284	61,148
BRC	0	(248,280)	0	(248,280)	335,224	86,944
DBL	0	(617)	0	(617)	745	128
FICC	965	0	0	965	(985)	(20)
FOB	0	(21,886)	0	(21,886)	23,657	1,771
GLM	0	(138,584)	0	(138,584)	178,974	40,390
JML	0	(238,441)	0	(238,441)	276,183	37,742
JPS	0	(20,147)	0	(20,147)	25,564	5,417
MEI	0	(44,535)	0	(44,535)	54,022	9,487
MSB	0	(231,345)	0	(231,345)	322,003	90,658
NOM	65,011	(109,615)	0	(44,604)	64,493	19,889
RBC	0	(4,656)	0	(4,656)	6,097	1,441
RCE	0	(2,706)	0	(2,706)	3,039	333
RCY	0	(373)	0	(373)	496	123
RDR	0	(4,984)	0	(4,984)	5,158	174
RTA	0	(224,594)	0	(224,594)	286,628	62,034
SBI	0	(167,578)	0	(167,578)	211,347	43,769
SOG	0	(371,258)	0	(371,258)	426,365	55,107
UBS	0	(468,021)	0	(468,021)	565,377	97,356
WFS	0	(14,508)	0	(14,508)	19,542	5,034

Total Borrowings and Other Financing Transactions	$71,878	$(2,568,264)	$0

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(243,486)	$(668,519)	$(60,078)	$(972,083)
U.S. Government Agencies	0	(19,973)	(2,012)	0	(21,985)
Non-Agency Mortgage-Backed Securities	0	(182,381)	(232,226)	(261,258)	(675,865)
Asset-Backed Securities	0	(237,691)	(343,611)	(249,163)	(830,465)
Sovereign Issues	0	(58,018)	(9,848)	0	(67,866)

Total Borrowings	$0	$(741,549)	$(1,256,216)	$(570,499)	$(2,568,264)

Payable for reverse repurchase agreements					$(2,568,264)

(l)	Securities with an aggregate market value of $3,185,320 and cash of $3,729 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(2,526,044) at a weighted average interest rate of 2.929%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	19.721%	$31,430	$(1,130)	$(4,221)	$(5,351)	$0	$(45)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	22.668	2,800	(378)	(582)	(960)	0	(11)
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	600	(15)	8	(7)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	2,800	(159)	33	(126)	1	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	2.346	13,300	249	755	1,004	3	0

						$(1,433)	$(4,007)	$(5,440)	$4	$(56)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	102,200	$4,746	$(856)	$3,890	$91	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		46,900	(1,672)	(3,815)	(5,487)	150	0
Pay	3-Month USD-LIBOR	2.200	Semi-Annual	01/18/2023		$1,800,000	(6,930)	(9,675)	(16,605)	3,019	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		164,300	3,084	(9,524)	(6,440)	308	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		464,100	11,168	(41,922)	(30,754)	1,499	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		245,900	(17,834)	(4,391)	(22,225)	820	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,900	1,045	(1,995)	(950)	233	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		14,000	(49)	(288)	(337)	0	(54)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038		178,500	599	(4,600)	(4,001)	0	(919)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		8,900	825	(156)	669	0	(49)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		401,700	10,997	17,152	28,149	0	(2,399)
Pay	6-Month AUD-BBR-BBSW	3.631	Semi-Annual	03/06/2019	AUD	150,000	0	789	789	9	0
Pay	6-Month AUD-BBR-BBSW	3.635	Semi-Annual	03/06/2019		175,000	0	923	923	10	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		41,800	1,036	1,081	2,117	87	0
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	69,700	286	(1,454)	(1,168)	0	(102)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		5,500	(12)	(48)	(60)	0	(8)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	156,975	2,456	(3,513)	(1,057)	0	(751)

							$9,745	$(62,292)	$(52,547)	$6,226	$(4,282)

Total Swap Agreements							$8,312	$(66,299)	$(57,987)	$6,230	$(4,338)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	85

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$6,230	$6,230	$0	$0	$(4,338)	$(4,338)

(n)

Securities with an aggregate market value of $994 and cash of $110,046 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019		$4,296	ARS	174,879	$264	$0

BPS	01/2019	ARS	23,101		$594	0	(19)
	01/2019	BRL	22,508		5,809	1	0
	01/2019		$1,253	ARS	49,592	52	0
	01/2019		5,795	BRL	22,508	12	0
	02/2019	PEN	17,220		$5,078	0	(25)
	03/2019		$546	ARS	23,101	15	0

BRC	01/2019		94		3,716	4	0
	01/2019		1,258	GBP	993	9	0

CBK	01/2019	BRL	88,528		$22,675	0	(166)
	01/2019	CAD	2,415		1,835	66	0
	01/2019	EUR	140,123		159,934	0	(718)
	01/2019	GBP	12,044		15,421	64	0
	01/2019		$5,693	ARS	224,735	194	0
	01/2019		22,847	BRL	88,528	0	(6)
	01/2019		26,044	EUR	22,837	139	0
	01/2019		13,490	GBP	10,537	0	(54)

DUB	01/2019	BRL	66,021		$17,038	4	0
	01/2019		$17,077	BRL	66,021	0	(43)
	02/2019	BRL	66,021		$17,044	41	0

FBF	01/2019		$5,414	RUB	366,446	0	(170)

GLM	01/2019	EUR	1,196		$1,367	0	(4)
	01/2019	GBP	370,079		473,216	1,349	(22)
	01/2019		$3,058	EUR	2,672	6	0
	01/2019		14,633	GBP	11,533	73	0
	01/2019		27,479	RUB	1,856,002	0	(918)
	07/2019		523	ARS	24,601	7	0

HUS	01/2019	EUR	2,152		$2,448	0	(20)
	01/2019		$736	ARS	29,197	14	0
	01/2019		1,770	EUR	1,551	8	0
	01/2019		30,906	MXN	621,299	606	0
	02/2019	NZD	65		$44	1	0
	02/2019		$141	ARS	5,833	3	0

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	01/2019	GBP	9,064		$11,587	$29	$0
	01/2019		$334	ARS	12,690	0	(2)
	01/2019		2,434	EUR	2,121	0	(2)
	01/2019		3,715	GBP	2,959	57	0

Total Forward Foreign Currency Contracts						$3,018	$(2,169)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	1.479%	$1,120	$(163)	$154	$0	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$8,114	$(1,817)	$1,230	$0	$(587)

DUB	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	9,700	(605)	(953)	0	(1,558)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	13,200	(1,520)	2	0	(1,518)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	8,300	(1,040)	38	0	(1,002)

FBF	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	400	(45)	(1)	0	(46)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	900	(108)	(37)	0	(145)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	1,600	(146)	11	0	(135)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	3,800	(594)	157	0	(437)

GST	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	13,000	(662)	101	0	(561)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	8,500	(1,150)	(1,230)	0	(2,380)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	18,900	(1,042)	(1,993)	0	(3,035)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	3,300	(169)	(110)	0	(279)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	19,300	(2,404)	73	0	(2,331)

JPS	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	400	(49)	1	0	(48)

MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059	21,800	(2,324)	(169)	0	(2,493)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	8,300	(447)	(886)	0	(1,333)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	6,500	(286)	(263)	0	(549)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	3,300	(382)	2	0	(380)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	9,300	(1,149)	26	0	(1,123)

						$(15,939)	$(4,001)	$0	$(19,940)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	03/20/2019	$700	$(2)	$(13)	$0	$(15)

Total Swap Agreements								$(16,104)	$(3,860)	$0	$(19,964)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$264	$0	$0	$264	$0	$0	$0	$0	$264	$0	$264
BPS	80	0	0	80	(44)	0	0	(44)	36	0	36
BRC	13	0	0	13	0	0	(587)	(587)	(574)	615	41
CBK	463	0	0	463	(944)	0	0	(944)	(481)	337	(144)
DUB	45	0	0	45	(43)	0	(4,078)	(4,121)	(4,076)	3383	(693)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	87

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
FBF	$0	$0	$0	$0	$(170)	$0	$(763)	$(933)	$(933)	$955	$22
GLM	1,435	0	0	1,435	(944)	0	0	(944)	491	(2,480)	(1,989)
GST	0	0	0	0	0	0	(8,610)	(8,610)	(8,610)	8558	(52)
HUS	632	0	0	632	(20)	0	0	(20)	612	(620)	(8)
JPM	86	0	0	86	(4)	0	0	(4)	82	0	82
JPS	0	0	0	0	0	0	(48)	(48)	(48)	0	(48)
MYC	0	0	0	0	0	0	(5,878)	(5,878)	(5,878)	5143	(735)

Total Over the Counter	$3,018	$0	$0	$3,018	$(2,169)	$0	$(19,964)	$(22,133)

(p)

Securities with an aggregate market value of $20,516 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$6,226	$6,230

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,018	$0	$3,018

	$0	$4	$0	$3,018	$6,226	$9,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$56	$0	$0	$4,282	$4,338

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,169	$0	$2,169
Swap Agreements	0	19,949	0	0	15	19,964

	$0	$19,949	$0	$2,169	$15	$22,133

	$0	$20,005	$0	$2,169	$4,297	$26,471

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,696	$0	$0	$4,830	$6,526

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,238	$0	$30,238
Swap Agreements	0	3,083	0	0	(8)	3,075

	$0	$3,083	$0	$30,238	$(8)	$33,313

	$0	$4,779	$0	$30,238	$4,822	$39,839

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(4,241)	$0	$0	$24,585	$20,344

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,875)	$0	$(2,875)
Swap Agreements	0	(5,127)	0	0	(12)	(5,139)

	$0	$(5,127)	$0	$(2,875)	$(12)	$(8,014)

	$0	$(9,368)	$0	$(2,875)	$24,573	$12,330

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$160,754	$70,583	$231,337
Corporate Bonds & Notes
Banking & Finance	0	513,617	31,983	545,600
Industrials	0	607,771	5,383	613,154
Utilities	0	126,078	0	126,078
Convertible Bonds & Notes
Industrials	0	3,671	0	3,671
Municipal Bonds & Notes
Illinois	0	2,552	0	2,552
Iowa	0	1,156	0	1,156
New Jersey	0	0	6,014	6,014
Texas	0	102	0	102
Virginia	0	90	0	90
West Virginia	0	26,560	0	26,560
U.S. Government Agencies	0	135,604	0	135,604
Non-Agency Mortgage-Backed Securities	0	1,433,619	20,932	1,454,551
Asset-Backed Securities	0	1,879,007	62,632	1,941,639
Sovereign Issues	0	109,608	0	109,608
Common Stocks
Consumer Discretionary	15,088	0	0	15,088
Energy	383	0	10,681	11,064
Financials	0	0	3,267	3,267
Utilities	136	0	11,421	11,557
Warrants
Industrials	0	0	608	608
Preferred Securities
Banking & Finance	0	52,958	0	52,958
Industrials	0	0	35,584	35,584

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Real Estate Investment Trusts
Real Estate	$48,315	$0	$0	$48,315
Short-Term Instruments
Repurchase Agreements	0	71,865	0	71,865
Argentina Treasury Bills	0	6,168	0	6,168
U.S. Treasury Bills	0	24,980	0	24,980

	$63,922	$5,156,160	$259,088	$5,479,170

Investments in Affiliates, at Value
Common Stocks
Industrials	0	0	10,091	10,091

Total Investments	$63,922	$5,156,160	$269,179	$5,489,261

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6,230	0	6,230
Over the counter	0	3,018	0	3,018

	$0	$9,248	$0	$9,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,338)	0	(4,338)
Over the counter	0	(22,133)	0	(22,133)

	$0	$(26,471)	$0	$(26,471)

Total Financial Derivative Instruments	$0	$(17,223)	$0	$(17,223)

Totals	$63,922	$5,138,937	$269,179	$5,472,038

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	89

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

December 31, 2018 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$32,361	$24,435	$(16,723)	$(87)	$(653)	$(2,022)	$33,272	$0	$70,583	$(1,916)
Corporate Bonds & Notes
Banking & Finance	55,952	0	(22,400)	(41)	84	(1,612)	0	0	31,983	(1,557)
Industrials	5,522	0	(238)	2	0	97	0	0	5,383	97
Municipal Bonds & Notes
New Jersey	6,040	0	(90)	(2)	0	66	0	0	6,014	66
Non-Agency Mortgage-Backed Securities	21,699	0	(1,104)	30	200	107	0	0	20,932	107
Asset-Backed Securities	80,048	16,412	(300)	402	116	(8,622)	0	(25,424)	62,632	(5,049)
Common Stocks
Energy	15,221	0	0	0	0	(4,540)	0	0	10,681	(4,540)
Financials	4,199	0	0	0	0	(932)	0	0	3,267	(932)
Utilities	9,048	0	0	0	0	2,373	0	0	11,421	2,373
Warrants
Industrials	648	0	0	0	0	(40)	0	0	608	(40)
Preferred Securities
Industrials	42,258	5,699	0	0	0	(12,373)	0	0	35,584	(12,373)

Totals	$272,996	$46,546	$(40,855)	$304	$(253)	$(27,498)	$33,272	$(25,424)	$259,088	$(23,764)

Investments in Affiliates, at Value
Common Stocks
Industrials	$10,856	0	0	0	0	(765)	0	0	10,091	(765)

Totals	$283,852	$46,546	$(40,855)	$304	$(253)	$(28,263)	$33,272	$(25,424)	$269,179	$(24,529)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$423	Proxy Pricing	Base Price		98.326
	70,160	Third Party Vendor	Broker Quote		88.000-100.125
Corporate Bonds & Notes
Banking & Finance	9,498	Proxy Pricing	Base Price		99.500
	22,485	Reference Instrument	Option Adjusted Spread		625.508 bps
Industrials	3,742	Proxy Pricing	Base Price		106.000
	1,641	Reference Instrument	Yield		11.566
Municipal Bonds & Notes
New Jersey	6,014	Proxy Pricing	Base Price		93.295
Non-Agency Mortgage-Backed Securities	20,932	Third Party Vendor	Broker Quote		91.250-93.000
Asset-Backed Securities	62,632	Proxy Pricing	Base Price		68.000-120,000.000
Common Stocks
Energy	10,681	Other Valuation Techniques(2)	—		—
Financials	3,267	Fundamental Valuation	Company Equity Value	GBP	659,300,000.000
Utilities	11,421	Indicative Market Quotation	Broker Quote		40.000
Warrants
Industrials	608	Other Valuation Techniques(2)	—		—
Preferred Securities
Industrials	35,584	Fundamental Valuation	Company Equity Value		$417,000,000.000

Investments in Affiliates, at Value
Common Stocks
Industrials	10,091	Other Valuation Techniques(2)	—		—

Total	$269,179

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 164.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.7%

Alphabet Holding Co., Inc.
6.022% due 09/26/2024		$296	$269

Altice France S.A.
6.455% due 08/14/2026		700	660

Avantor, Inc.
6.572% due 11/21/2024		150	146

CenturyLink, Inc.
5.272% due 01/31/2025		348	326

Community Health Systems, Inc.
5.957% due 01/27/2021		3,788	3,639

Concordia International Corp.
7.887% due 09/06/2024		8,159	7,778

Diamond Resorts Corp.
6.272% due 09/02/2023		7,642	7,145

Dubai World
1.750% - 2.000% due 09/30/2022		17,028	15,949

Envision Healthcare Corp.
6.273% due 10/10/2025		1,300	1,217

Financial & Risk U.S. Holdings, Inc.
4.000% due 10/01/2025	EUR	2,000	2,255
6.272% due 10/01/2025		$2,600	2,439

Forest City Enterprises LP
6.383% due 12/07/2025 «		300	293

FrontDoor, Inc.
5.063% due 08/14/2025 «		70	67

Frontier Communications Corp.
6.280% due 06/15/2024		2,765	2,568

Genworth Holdings, Inc.
6.955% due 03/07/2023 «		50	49

Gray Television, Inc.
TBD% due 11/02/2025		350	339

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(c)		6,420	4,293
TBD% due 07/30/2019 ^(c)		310	208

IRB Holding Corp.
5.682% - 6.053% due 02/05/2025		2,453	2,347

Klockner-Pentaplast of America, Inc.
4.750% due 06/30/2022	EUR	100	97

McDermott Technology Americas, Inc.
7.522% due 05/12/2025		$5,162	4,829

Messer Industrie GmbH
TBD% due 10/01/2025		320	306

MH Sub LLC
6.254% due 09/13/2024		267	255

Ministry of Finance of Tanzania
7.741% due 12/10/2019 «		200	197

Multi Color Corp.
4.522% due 10/31/2024 «		39	37

NCI Building Systems, Inc.
6.175% due 04/12/2025 «		130	119

Neiman Marcus Group Ltd. LLC
5.630% due 10/25/2020		12,812	10,922

Parexel International Corp.
5.272% due 09/27/2024		99	90

PetSmart, Inc.
5.380% due 03/11/2022		368	292

Preylock Reitman Santa Cruz Mezz LLC
7.887% (LIBOR03M + 5.500%) due 11/09/2022 «~(i)		5,540	5,526

Sequa Mezzanine Holdings LLC
7.408% due 11/28/2021 «		80	76
11.520% due 04/28/2022 «		25,775	24,744

Starfruit Finco B.V
3.750% due 10/01/2025	EUR	600	679
5.599% due 10/01/2025 «		$700	658

Syniverse Holdings, Inc.
7.455% due 03/09/2023 «		89	78

TerraForm Power Operating LLC
4.522% due 11/08/2022 «		99	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
5.272% due 03/15/2024		$500	$455

Valeant Pharmaceuticals International, Inc.
5.129% due 11/27/2025		356	337

Verscend Holding Corp.
7.022% due 08/27/2025		440	427

West Corp.
6.527% due 10/10/2024		71	65

Total Loan Participations and Assignments (Cost $106,514)			102,272

CORPORATE BONDS & NOTES 34.5%

BANKING & FINANCE 15.2%

AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~(k)		12,900	5,805

Ally Financial, Inc.
8.000% due 11/01/2031		17	19

Ambac Assurance Corp.
5.100% due 06/07/2020 (k)		184	246

Ambac LSNI LLC
7.803% due 02/12/2023 •(k)		2,083	2,093

Ardonagh Midco PLC
8.375% due 07/15/2023 (k)	GBP	26,850	29,106

Athene Holding Ltd.
4.125% due 01/12/2028 (k)		$126	115

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (k)		418	406

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028 (k)		318	301
5.000% due 04/20/2048 (k)		186	164

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(g)(h)	EUR	200	228

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)		1,200	1,438

Barclays Bank PLC
7.625% due 11/21/2022 (h)(k)		$10,100	10,485

Barclays PLC
1.500% due 09/03/2023	EUR	300	335
3.250% due 01/17/2033 (k)	GBP	400	451
3.684% due 01/10/2023		$200	192
5.875% due 09/15/2024 •(g)(h)	GBP	400	463
6.500% due 09/15/2019 •(g)(h)(k)	EUR	2,300	2,575
7.250% due 03/15/2023 •(g)(h)(k)	GBP	3,200	4,085
7.875% due 09/15/2022 •(g)(h)(k)		1,400	1,791
8.000% due 12/15/2020 •(g)(h)(k)	EUR	2,800	3,407

BNP Paribas S.A.
7.000% due 08/16/2028 •(g)(h)		$300	286

Brookfield Finance, Inc.
3.900% due 01/25/2028 (k)		212	201
4.700% due 09/20/2047 (k)		182	168

Cantor Fitzgerald LP
7.875% due 10/15/2019 (k)		6,540	6,734

CBL & Associates LP
5.950% due 12/15/2026		58	45

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	200	249

Credit Suisse Group AG
7.250% due 09/12/2025 •(g)(h)(k)		$400	378
7.500% due 07/17/2023 •(g)(h)(k)		800	782

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	63	68

Equinix, Inc.
2.875% due 03/15/2024		300	344
2.875% due 10/01/2025		100	110
2.875% due 02/01/2026		300	327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (k)		$686	$643
6.750% due 03/15/2022 (k)		928	934

Freedom Mortgage Corp.
8.250% due 04/15/2025		32	28

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	650	710
0.063% (EUR003M + 0.380%) due 01/21/2020 ~		100	113

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$400	386
3.373% due 11/15/2025		600	534
4.418% due 11/15/2035		340	287

GE Capital UK Funding Unlimited Co.
4.375% due 07/31/2019	GBP	28	36

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		$300	301

High Street Funding Trust
4.682% due 02/15/2048 (k)		100	95

HSBC Bank PLC
6.330% due 05/23/2023		24,300	24,856

HSBC Holdings PLC
5.875% due 09/28/2026 •(g)(h)	GBP	1,000	1,222
6.000% due 09/29/2023 •(g)(h)	EUR	200	243
6.500% due 03/23/2028 •(g)(h)(k)		$1,220	1,110

Hunt Cos., Inc.
6.250% due 02/15/2026		60	51

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (k)		9,900	9,825

iStar, Inc.
4.625% due 09/15/2020		32	31
5.250% due 09/15/2022		114	107

Jefferies Finance LLC
6.875% due 04/15/2022 (k)		700	684
7.250% due 08/15/2024		200	186
7.500% due 04/15/2021 (k)		2,500	2,506

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		162	152

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(g)(h)	GBP	200	256
7.500% due 09/27/2025 •(g)(h)(k)		$1,500	1,452
7.625% due 06/27/2023 •(g)(h)(k)	GBP	1,700	2,235
7.875% due 06/27/2029 •(g)(h)(k)		14,473	19,832

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (k)		$3,800	3,802

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •(k)		600	594

MetLife, Inc.
5.875% due 03/15/2028 •(g)		22	21

Nationstar Mortgage LLC
6.500% due 07/01/2021 (k)		1,932	1,889

Navient Corp.
6.500% due 06/15/2022 (k)		1,784	1,665

Newmark Group, Inc.
6.125% due 11/15/2023		192	189

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (k)		1,474	1,467

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		10,200	9,886

Preferred Term Securities Ltd.
3.168% (US0003M + 0.380%) due 09/23/2035 ~		379	360

Provident Funding Associates LP
6.375% due 06/15/2025		58	53

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	250	288
3.875% due 09/12/2023		$200	192
7.500% due 08/10/2020 •(g)(h)(k)		5,989	5,944
8.000% due 08/10/2025 •(g)(h)(k)		4,775	4,775
8.625% due 08/15/2021 •(g)(h)(k)		4,520	4,689

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(g)(h)(k)	GBP	9,200	11,546
7.375% due 06/24/2022 •(g)(h)(k)		1,920	2,463

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	91

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale S.A.
6.750% due 04/06/2028 •(g)(h)		$400	$341
7.375% due 10/04/2023 •(g)(h)(k)		1,600	1,494

Springleaf Finance Corp.
5.625% due 03/15/2023 (k)		2,900	2,682
6.125% due 05/15/2022 (k)		1,463	1,426
6.875% due 03/15/2025 (k)		269	241

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	440	547

Tesco Property Finance PLC
6.052% due 10/13/2039 (k)	GBP	3,228	4,753

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)		$11,877	3,006

TP ICAP PLC
5.250% due 01/26/2024 (k)	GBP	6,198	7,403

UniCredit SpA
7.830% due 12/04/2023 (k)		$12,010	12,577

Unigel Luxembourg S.A.
10.500% due 01/22/2024 (k)		1,470	1,536

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,811	2,528
6.542% due 03/30/2021		2,391	3,174

WeWork Cos., Inc.
7.875% due 05/01/2025		$188	168

			233,911

INDUSTRIALS 15.7%

Air Canada Pass-Through Trust
3.700% due 07/15/2027		56	53

Altice Financing S.A.
5.250% due 02/15/2023 (k)	EUR	10,500	12,162
6.625% due 02/15/2023 (k)		$5,900	5,679
7.500% due 05/15/2026 (k)		5,250	4,804

Altice France S.A.
5.875% due 02/01/2027 (k)	EUR	2,300	2,617
7.375% due 05/01/2026		$300	276
8.125% due 02/01/2027 (k)		3,400	3,213

Altice Luxembourg S.A.
7.250% due 05/15/2022 (k)	EUR	755	808

Associated Materials LLC
9.000% due 01/01/2024 (k)		$14,272	13,844

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (k)		3,600	3,244

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(i)		2,483	2
11.000% due 12/09/2022 ^(c)		5,598	2,939

Charter Communications Operating LLC
4.200% due 03/15/2028 (k)		320	300

Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		57	57

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (k)		1,890	1,899
7.625% due 03/15/2020 (k)		9,110	8,916

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		80	75

Community Health Systems, Inc.
5.125% due 08/01/2021 (k)		7,205	6,719
6.250% due 03/31/2023 (k)		21,665	19,770
8.625% due 01/15/2024 (k)		1,638	1,622

CSN Resources S.A.
6.500% due 07/21/2020 (k)		2,142	2,077

DAE Funding LLC
5.250% due 11/15/2021 (k)		800	789
5.750% due 11/15/2023 (k)		800	794

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (k)		480	463
10.750% due 09/01/2024 (k)		5,500	4,964

DJO Finance LLC
8.125% due 06/15/2021 (k)		14,100	14,558

Envision Healthcare Corp.
8.750% due 10/15/2026 (k)		5,765	5,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exela Intermediate LLC
10.000% due 07/15/2023 (k)		$267	$256

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (k)		3,902	3,253
6.875% due 03/01/2026 (k)		4,282	3,452
7.000% due 02/15/2021 (k)		1,640	1,577

Fresh Market, Inc.
9.750% due 05/01/2023 (k)		8,520	6,177

Frontier Finance PLC
8.000% due 03/23/2022 (k)	GBP	10,500	13,036

Full House Resorts, Inc.
8.575% due 01/31/2024 «		$792	731

General Electric Co.
2.200% due 01/09/2020		60	59
3.100% due 01/09/2023		150	140
3.450% due 05/15/2024		10	9
5.000% due 01/21/2021 •(g)		785	601
5.550% due 05/04/2020 (k)		196	199
5.550% due 01/05/2026 (k)		644	631
5.875% due 01/14/2038		46	44
6.150% due 08/07/2037 (k)		235	230

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026 (k)		307	295

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(c)		11,570	7,810
9.000% due 03/01/2021 ^(c)		20,918	14,120
9.000% due 09/15/2022 ^(c)		4,046	2,711
10.625% due 03/15/2023 ^(c)		8,782	5,928
11.250% due 03/01/2021 ^(c)		3,550	2,370

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021 (k)		400	406
5.710% due 11/15/2023 (k)		400	408

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (k)		434	375

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (k)		1,500	1,312
8.000% due 02/15/2024 (k)		295	305
8.500% due 10/15/2024 (k)		3,377	3,293
9.750% due 07/15/2025 (k)		269	271

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (k)		15,242	13,946
8.125% due 06/01/2023 (k)		8,785	6,852

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (k)		318	221

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		168	163

Metinvest BV
7.750% due 04/23/2023 (k)		350	320
8.500% due 04/23/2026 (k)		2,600	2,350

Netflix, Inc.
4.625% due 05/15/2029 (k)	EUR	700	789

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (k)		$1,147	1,038

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		190	183
4.500% due 03/15/2023 (k)		380	356
5.250% due 08/15/2022 (k)		5,329	5,176
5.500% due 02/15/2024 (k)		3,747	3,625

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023 (k)		300	295

Perstorp Holding AB
11.000% due 09/30/2021 (k)		2,000	2,132

Petroleos Mexicanos
6.500% due 03/13/2027 (k)		430	405
6.750% due 09/21/2047 (k)		120	100

PetSmart, Inc.
5.875% due 06/01/2025		243	177

Platin GmbH
6.875% due 06/15/2023 (k)	EUR	1,200	1,327

QVC, Inc.
5.950% due 03/15/2043 (k)		$2,100	1,892

Radiate Holdco LLC
6.875% due 02/15/2023		160	146

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	400	448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 05/15/2026 (k)		$281	$272

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		18	17

Sands China Ltd.
4.600% due 08/08/2023 (k)		600	598
5.125% due 08/08/2025 (k)		600	595
5.400% due 08/08/2028 (k)		800	774

Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	100	107

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		$45	39

Starfruit Finco BV
6.500% due 10/01/2026	EUR	100	106

Sunoco LP
4.875% due 01/15/2023		$128	125

Syngenta Finance NV
4.441% due 04/24/2023		200	193
4.892% due 04/24/2025		200	189
5.182% due 04/24/2028 (k)		300	279

T-Mobile USA, Inc.
4.750% due 02/01/2028		47	43

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	182

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022 (k)	EUR	800	926

Transocean Pontus Ltd.
6.125% due 08/01/2025 (k)		$402	390

Triumph Group, Inc.
4.875% due 04/01/2021 (k)		227	205
5.250% due 06/01/2022		84	73

United Group BV
4.375% due 07/01/2022	EUR	200	228
4.875% due 07/01/2024		200	226

Univision Communications, Inc.
5.125% due 05/15/2023 (k)		$580	522
5.125% due 02/15/2025 (k)		511	450

UPCB Finance Ltd.
3.625% due 06/15/2029 (k)	EUR	430	470

ViaSat, Inc.
5.625% due 09/15/2025 (k)		$218	202

VOC Escrow Ltd.
5.000% due 02/15/2028		131	121

WellCare Health Plans, Inc.
5.375% due 08/15/2026 (k)		218	211

Wind Tre SpA
2.625% due 01/20/2023 (k)	EUR	400	415
2.750% due 01/20/2024 •(k)		400	411
3.125% due 01/20/2025		200	205
5.000% due 01/20/2026		$200	166

Wyndham Destinations, Inc.
3.900% due 03/01/2023		204	188
4.250% due 03/01/2022		6	6
5.400% due 04/01/2024		50	48
5.750% due 04/01/2027 (k)		2,340	2,156

Wynn Macau Ltd.
4.875% due 10/01/2024 (k)		300	268
5.500% due 10/01/2027 (k)		300	262

			241,253

UTILITIES 3.6%

AT&T, Inc.
4.900% due 08/15/2037 (k)		836	783

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (k)		2,000	1,967
6.000% due 11/27/2023 (k)		25,400	26,315

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (k)		1,922	1,856

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (k)		10,334	9,649

Pacific Gas & Electric Co.
2.450% due 08/15/2022 (k)		144	128
2.950% due 03/01/2026 (k)		129	107
3.250% due 09/15/2021		24	22

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 06/15/2023		$67	$60
3.300% due 12/01/2027 (k)		100	82
3.500% due 10/01/2020 (k)		288	276
3.750% due 02/15/2024		8	7
3.750% due 08/15/2042		58	43
4.250% due 05/15/2021		29	28
4.250% due 08/01/2023		100	93

Petrobras Global Finance BV
5.999% due 01/27/2028 (k)		207	195
6.125% due 01/17/2022 (k)		292	300
6.250% due 12/14/2026 (k)	GBP	1,500	1,981
6.625% due 01/16/2034 (k)		700	898
6.850% due 06/05/2115 (k)		$560	502
7.375% due 01/17/2027 (k)		1,648	1,697

Rio Oil Finance Trust
8.200% due 04/06/2028 (k)		330	347
9.250% due 07/06/2024 (k)		4,943	5,295
9.250% due 07/06/2024		163	174
9.750% due 01/06/2027 (k)		2,409	2,647

Southern California Edison Co.
3.650% due 03/01/2028		21	20
5.750% due 04/01/2035		32	35
6.000% due 01/15/2034		6	7
6.650% due 04/01/2029 (k)		64	71

			55,585

Total Corporate Bonds & Notes (Cost $548,633)			530,749

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

Caesars Entertainment Corp.
5.000% due 10/01/2024		4,394	5,466

Total Convertible Bonds & Notes (Cost $8,200)			5,466

MUNICIPAL BONDS & NOTES 0.5%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		430	474
7.750% due 01/01/2042		760	814

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		70	75
7.350% due 07/01/2035		50	55

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		580	554

			1,972

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		100	102

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		95,900	5,395

Total Municipal Bonds & Notes (Cost $7,554)			7,469

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
3.414% due 07/25/2041 •(a)		4,459	552
3.564% due 10/25/2040 •(a)(k)		6,616	695
3.844% due 12/25/2037 •(a)		211	24
4.014% due 09/25/2037 •(a)(k)		800	110
4.144% due 11/25/2036 •(a)		122	15
4.214% due 06/25/2037 •(a)		542	72
4.474% due 03/25/2038 •(a)		1,754	298
4.494% due 02/25/2038 •(a)(k)		1,137	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.594% due 06/25/2023 •(a)(k)		$1,244	$90
6.056% due 07/25/2029 •		1,830	1,942
6.736% due 01/25/2041 •(k)		5,985	6,983
8.256% due 07/25/2029 •		2,460	2,840

Freddie Mac
0.000% due 04/25/2045 - 11/25/2050 (b)(f)(k)		45,968	30,300
0.100% due 02/25/2046 - 11/25/2050 (a)		524,284	2,139
0.200% due 04/25/2045 (a)		12,268	3
2.011% due 11/25/2045 ~(a)		23,213	3,294
3.955% due 05/15/2037 •(a)		167	18
4.015% due 07/15/2036 •(a)		2,300	347
4.118% due 04/25/2025 ~		2,680	2,421
4.125% due 09/15/2036 •(a)(k)		834	131
4.245% due 04/15/2036 •(a)		1,095	99
5.325% due 09/15/2036 •(a)(k)		1,387	269
7.502% due 09/15/2041 •		602	750
7.656% due 10/25/2029 •		4,500	5,058
10.737% due 09/15/2034 •		96	102
11.506% due 03/25/2029 •		2,094	2,378
13.006% due 10/25/2028 •		498	652
13.256% due 03/25/2025 •		3,200	4,216

Total U.S. Government Agencies (Cost $63,704)			65,997

NON-AGENCY MORTGAGE-BACKED SECURITIES 64.6%

Alba PLC
1.166% due 12/15/2038 •	GBP	8,292	9,372

American Home Mortgage Assets Trust
2.796% due 08/25/2037 ^•(k)		$11,171	10,099
3.046% due 11/25/2035 •		1,759	1,686

American Home Mortgage Investment Trust
3.106% due 09/25/2045 •(k)		5,837	5,589
3.406% due 02/25/2044 •(k)		9,739	8,155

Banc of America Alternative Loan Trust
2.906% due 05/25/2035 ^•		692	578
6.000% due 06/25/2037		242	221
6.000% due 06/25/2046		106	96

Banc of America Funding Trust
0.000% due 06/26/2035 ~(k)		7,179	7,159
2.526% due 08/25/2047 ^~		5,400	4,231
2.680% due 04/20/2047 ^•(k)		11,540	10,342
2.920% due 02/20/2035 •(k)		4,612	4,503
3.767% due 03/20/2036 ^~		1,542	1,332
4.101% due 01/20/2047 ^~		201	177
4.282% due 01/25/2035 ~		322	318
6.119% due 07/26/2036 ~		12,167	5,920

Banc of America Mortgage Trust
4.118% due 01/25/2036 ~		573	538
4.747% due 10/20/2046 ^~		179	117

Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 •	EUR	1,835	2,068

Barclays Commercial Mortgage Securities Trust
7.455% due 08/15/2027 •		$9,900	9,792

Bayview Commercial Asset Trust
2.936% due 08/25/2034 •		113	113

BCAP LLC Trust
3.527% due 04/26/2037 ~(k)		13,135	11,344
3.753% due 07/26/2045 ~(k)		7,018	6,301
4.035% due 02/26/2036 ~		6,047	4,684
4.220% due 11/26/2035 ~(k)		6,365	6,228
4.226% due 03/26/2035 ~(k)		5,067	4,942
4.249% due 06/26/2036 ~		5,252	4,708
4.308% due 07/26/2035 ~		1,253	1,239
4.752% due 10/26/2035 ~		4,945	4,770
5.500% due 12/26/2035 ~(k)		5,973	4,817
6.000% due 08/26/2037 ~		3,136	2,710

Bear Stearns Adjustable Rate Mortgage Trust
3.924% due 06/25/2047 ^~(k)		3,215	2,951

Bear Stearns ALT-A Trust
2.706% due 02/25/2034 •		5,814	5,198
3.957% due 11/25/2035 ^~		16,490	13,250
4.135% due 09/25/2035 ^~(k)		8,999	6,261

BRAD Resecuritization Trust
2.187% due 03/12/2021 «		21,197	934
6.550% due 03/12/2021 «		3,963	3,968

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		$63	$47

CD Mortgage Trust
5.688% due 10/15/2048		8,942	4,557

Chase Mortgage Finance Trust
3.743% due 01/25/2036 ~		9,238	8,417
4.075% due 03/25/2037 ^~(k)		2,573	2,522

Citigroup Commercial Mortgage Trust
5.592% due 12/10/2049 ~		408	276

Citigroup Mortgage Loan Trust
4.236% due 02/25/2036 ~		9,149	8,376
4.238% due 09/25/2037 ^~		6,034	5,801
4.326% due 10/25/2035 ^~		2,577	2,565
4.980% due 03/25/2036 ^•		343	330

Commercial Mortgage Loan Trust
6.050% due 12/10/2049 ~(k)		8,832	5,423

Countrywide Alternative Loan Trust
0.793% due 12/25/2035 ~(a)		13,263	481
1.644% due 12/25/2035 ~(a)		7,999	457
2.696% due 09/25/2046 ^•(k)		11,936	10,734
2.756% due 06/25/2037 •		14,561	10,453
3.045% due 11/25/2035 •(k)		15,731	15,817
3.710% due 06/25/2037 ~		192	160
4.644% due 07/25/2036 •(a)		10,992	2,885
5.500% due 02/25/2020		36	35
5.500% due 07/25/2035 ^		1,468	1,229
5.500% due 11/25/2035 ^		675	602
5.500% due 01/25/2036 ^		131	130
5.500% due 04/25/2037 (k)		2,551	2,026
5.750% due 01/25/2036		225	180
5.750% due 01/25/2037 ^		8,140	7,064
5.750% due 04/25/2037 ^(k)		2,218	2,050
6.000% due 08/01/2036 ^		377	318
6.000% due 11/25/2036 ^		371	317
6.000% due 12/25/2036		206	139
6.000% due 01/25/2037 ^		1,672	1,529
6.000% due 02/25/2037 ^		1,093	711
6.000% due 03/25/2037 ^		13,475	8,890
6.000% due 04/25/2037 ^		6,342	4,354
6.000% due 07/25/2037 ^		690	672
6.000% due 09/25/2037		9,769	6,184
23.963% due 05/25/2037 ^•		1,021	1,626

Countrywide Home Loan Mortgage Pass-Through Trust
2.846% due 03/25/2036 •		1,403	547
3.106% due 03/25/2035 •		223	206
3.846% due 11/20/2035 ~(k)		12,526	11,580
3.956% due 06/25/2047 ^~(k)		4,938	4,674
4.376% due 03/25/2046 ^•		9,218	5,963
5.000% due 11/25/2035 ^		48	34
5.500% due 12/25/2034		121	117
5.500% due 11/25/2035 ^		58	50
6.000% due 07/25/2037 ^		246	200
6.000% due 08/25/2037 (k)		5,664	4,521
6.000% due 08/25/2037 ^		3	2

Credit Suisse Mortgage Capital Certificates
2.806% due 02/27/2047 ~(k)		49,166	31,261
3.898% due 07/26/2037 ~(k)		11,871	11,006
3.963% due 06/25/2036 ~(k)		9,249	9,005
4.089% due 04/26/2035 ~(k)		15,725	15,378
7.000% due 08/26/2036		14,706	6,416
7.000% due 08/27/2036		3,646	2,084

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 Ø		7,318	4,859

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^(k)		12,133	6,168

Debussy DTC PLC
5.930% due 07/12/2025	GBP	21,250	27,058
8.250% due 07/12/2025		5,000	6,309

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2021 ^		$411	362

Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	329	370

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	2	2,749
1.900% (BP0003M + 1.000%) due 06/13/2045 ~		6,804	8,332
2.150% (BP0003M + 1.250%) due 06/13/2045 ~		7,065	8,550

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	93

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.650% (BP0003M + 1.750%) due 06/13/2045 ~	GBP	4,357	$5,160
4.400% (BP0003M + 3.500%) due 06/13/2045 ~		1,558	1,911

First Horizon Alternative Mortgage Securities Trust
4.158% due 08/25/2035 ^~		$1,397	249
4.594% due 11/25/2036 •(a)		1,154	302

First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		458	358

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •	EUR	1,359	1,468

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •		5,628	5,570

GCCFC Commercial Mortgage Trust
5.505% due 03/10/2039 ~		$410	199

GreenPoint Mortgage Funding Trust
2.706% due 12/25/2046 ^•(k)		4,555	4,144

Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	10,236	10,372

GS Mortgage Securities Corp.
4.591% due 10/10/2032 ~		$10,000	9,085
4.591% due 10/10/2032 ~(k)		2,800	2,421

GSR Mortgage Loan Trust
4.592% due 11/25/2035 ~		201	164
6.500% due 08/25/2036 ^•		879	607

HarborView Mortgage Loan Trust
2.710% due 03/19/2036 •(k)		16,427	15,139
2.970% due 01/19/2036 •		8,025	6,326
3.120% due 06/20/2035 •		9,461	9,422
3.370% due 06/20/2035 •		2,184	2,146

Hipocat FTA
0.000% due 10/24/2039 •	EUR	5,241	5,809
0.000% due 01/15/2050 •		6,566	6,976

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •		1,946	1,988

Impac CMB Trust
3.226% due 10/25/2034 •		$247	242

Impac Secured Assets Trust
2.616% due 05/25/2037 ^•		9	7

IndyMac Mortgage Loan Trust
2.706% due 11/25/2046 •		6,787	6,209
2.756% due 02/25/2037 •(k)		4,130	2,887
2.806% due 07/25/2036 •		565	459
3.264% due 03/25/2037 ~		36	34
3.736% due 06/25/2037 ^~(k)		4,526	3,823
3.936% due 02/25/2035 ~		375	361

JPMorgan Alternative Loan Trust
2.706% due 06/25/2037 •(k)		32,288	17,730
4.052% due 11/25/2036 ^~(k)		1,232	1,388
5.960% due 12/25/2036 ^Ø		8,823	8,129

JPMorgan Chase Commercial Mortgage Securities Trust
2.066% due 06/15/2045 ~(a)(k)		44,301	1,552
5.590% due 01/12/2043 ~		1,282	1,282

JPMorgan Mortgage Trust
3.895% due 06/25/2037 ^~(k)		4,554	4,476
4.021% due 10/25/2036 ~		910	800

Lavender Trust
5.500% due 09/26/2035 ~		4,584	4,360
6.000% due 11/26/2036 (k)		13,286	13,012

LB-UBS Commercial Mortgage Trust
0.182% due 02/15/2040 ~(a)		9,909	1
5.769% due 02/15/2040 ~		1,150	1,148

Lehman Mortgage Trust
5.500% due 11/25/2035 ^		62	59
6.000% due 08/25/2036 ^		1,061	1,006
6.000% due 09/25/2036 ^		652	564
6.500% due 09/25/2037 ^		4,184	2,556
7.250% due 09/25/2037 ^(k)		31,995	13,540

Lehman XS Trust
2.786% due 07/25/2037 •(k)		21,350	14,733
3.006% due 07/25/2047 •		3,246	2,403

MASTR Adjustable Rate Mortgages Trust
2.706% due 05/25/2047 •(k)		18,223	15,252
3.186% due 05/25/2047 ^•		4,316	2,619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
2.856% due 03/25/2036 •		$20,552	$3,788
2.906% due 03/25/2036 •		27,165	5,077

Merrill Lynch Mortgage Investors Trust
3.826% due 05/25/2036 ~		5,780	5,551

Morgan Stanley Capital Trust
6.121% due 06/11/2049 ~		698	697

Morgan Stanley Re-REMIC Trust
4.093% due 01/26/2035 ~(k)		8,196	8,089
4.093% due 02/26/2037 ~(k)		4,687	4,776
4.200% due 07/26/2035 ~(k)		26,634	26,376
4.471% due 09/26/2035 ~		3,624	3,693
6.000% due 04/26/2036 (k)		7,969	8,608

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 «		2,244	2,087

Motel 6 Trust
9.382% due 08/15/2019 •(k)		18,370	18,680

Natixis Commercial Mortgage Securities Trust
4.705% due 11/15/2034 •		985	988
5.455% due 11/15/2034 •		1,280	1,287
6.455% due 11/15/2034 •		555	555

Newgate Funding PLC
0.939% due 12/15/2050 •	EUR	1,819	1,969
1.106% due 12/15/2050 •	GBP	1,589	1,838
1.189% due 12/15/2050 •	EUR	3,473	3,700
2.156% due 12/15/2050 •	GBP	2,745	3,315

Nomura Resecuritization Trust
7.644% due 09/26/2035 ~		$3,968	3,791

NovaStar Mortgage Funding Trust
2.696% due 09/25/2046 •		499	457

RBSSP Resecuritization Trust
4.044% due 07/26/2045 ~(k)		20,150	20,335
4.285% due 05/26/2037 ~(k)		6,444	5,763
6.000% due 03/26/2036 ^		6,713	5,460

Residential Accredit Loans, Inc. Trust
2.686% due 07/25/2036 •		10,446	6,631
2.696% due 05/25/2037 •(k)		15,539	14,759
3.157% due 01/25/2046 ^•		5,800	5,349
5.359% due 01/25/2036 ~		622	552
6.000% due 08/25/2035 ^		818	753
6.000% due 06/25/2036		326	295
6.000% due 09/25/2036 ^		4,930	3,381
7.000% due 10/25/2037 (k)		9,765	8,475

Residential Asset Securitization Trust
5.500% due 07/25/2035		832	703
6.250% due 08/25/2037 ^		4,337	1,900

Residential Funding Mortgage Securities, Inc. Trust
5.299% due 08/25/2036 ^~(k)		1,560	1,355
5.850% due 11/25/2035 ^		156	152
6.000% due 04/25/2037 ^		1,307	1,208

Rite Aid Pass-Through Certificates
6.784% due 01/02/2021 ~		8,690	8,972

RiverView HECM Trust
3.120% due 05/25/2047 «•(k)		7,471	6,817

Sequoia Mortgage Trust
2.840% due 07/20/2036 •		2,142	1,235
3.670% due 10/20/2027 •		967	930

Structured Adjustable Rate Mortgage Loan Trust
3.736% due 02/25/2037 ^~		12,097	10,325
3.960% due 04/25/2047 ~(k)		2,134	1,662
4.036% due 08/25/2036 ~		3,305	1,464

Structured Asset Mortgage Investments Trust
2.696% due 07/25/2046 ^•(k)		15,849	13,135
2.846% due 03/25/2037 ^•		885	490
4.000% due 02/25/2036 ~		5,034	4,681

SunTrust Alternative Loan Trust
4.644% due 04/25/2036 ^•(a)		4,845	1,282

TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (k)		20,560	10,734

Theatre Hospitals PLC
3.813% due 10/15/2031 •	GBP	5,558	6,627
3.813% due 10/15/2031 •(k)		11,279	13,398
4.563% due 10/15/2031 •		790	928

WaMu Mortgage Pass-Through Certificates Trust
2.204% due 07/25/2047 ^•		$742	613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.678% due 07/25/2047 •(k)		$21,081	$19,204
2.907% due 06/25/2047 ^•		4,447	1,838
2.926% due 06/25/2044 •		234	229
3.037% due 10/25/2046 ^•		448	420
3.485% due 02/25/2037 ^~		256	238
3.570% due 03/25/2037 ^~(k)		4,025	3,866

Washington Mutual Mortgage Pass-Through Certificates Trust
2.746% due 01/25/2047 ^•(k)		11,814	10,687
3.106% due 07/25/2036 ^•		6,661	4,578
6.000% due 04/25/2037 ^		3,370	3,247

Wells Fargo Alternative Loan Trust
4.486% due 07/25/2037 ^~		3,548	3,310
5.750% due 07/25/2037 ^(k)		355	331

Wells Fargo Mortgage Loan Trust
4.209% due 04/27/2036 ~(k)		15,682	14,717

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 07/25/2036 ^		149	149
6.000% due 09/25/2036 ^		294	278
6.000% due 04/25/2037 ^		1,062	1,056
6.000% due 06/25/2037 ^		218	215

Total Non-Agency Mortgage-Backed Securities (Cost $840,586)			992,366

ASSET-BACKED SECURITIES 42.4%

ACE Securities Corp. Home Equity Loan Trust
3.466% due 08/25/2035 •		5,939	2,537

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.606% due 09/25/2034 •		740	725

Airspeed Ltd.
2.725% due 06/15/2032 •		4,176	4,011

Asset-Backed Funding Certificates Trust
3.556% due 03/25/2034 •		1,191	1,109

Bear Stearns Asset-Backed Securities Trust
3.056% due 06/25/2036 •(k)		8,846	8,775
3.559% due 10/25/2036 ~		4,533	3,166

BSPRT Issuer Ltd.
6.530% due 06/15/2027		6,000	6,015

Citigroup Mortgage Loan Trust
2.666% due 12/25/2036 •(k)		17,443	11,162
2.726% due 12/25/2036 •		10,079	5,101
3.206% due 11/25/2046 •		2,100	1,582
4.952% due 03/25/2036 ^Ø		2,146	1,417
5.852% due 05/25/2036 ^Ø		495	281

Citigroup Mortgage Loan Trust, Inc.
2.766% due 03/25/2037 •(k)		22,665	20,470

Conseco Finance Corp.
7.060% due 02/01/2031 ~		4,446	4,388
7.500% due 03/01/2030 ~(k)		8,046	5,619

Conseco Finance Securitizations Corp.
9.163% due 03/01/2033 ~		8,516	7,905

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,074
3.600% due 11/27/2028		1,197	1,375
4.500% due 11/27/2028		1,047	1,203
6.200% due 11/27/2028		1,296	1,489

Coronado CDO Ltd.
4.236% due 09/04/2038 •		$11,700	7,693
6.000% due 09/04/2038		1,800	1,404

Countrywide Asset-Backed Certificates
2.636% due 12/25/2036 ^•(k)		13,594	12,516
2.676% due 06/25/2047 •		2,822	2,802
2.706% due 06/25/2037 ^•(k)		9,172	8,264
2.706% due 06/25/2047 •(k)		23,191	20,511
2.766% due 01/25/2046 ^•		34,723	17,319
2.926% due 06/25/2036 ^•(k)		8,000	7,400
3.306% due 03/25/2033 •		13	13
4.437% due 02/25/2036 ~		58	59
4.789% due 07/25/2036 ~		200	201
5.505% due 04/25/2036 ~		107	108
5.588% due 08/25/2036 ~		110	110

Countrywide Asset-Backed Certificates Trust
2.746% due 03/25/2047 •		7,655	6,771
3.236% due 04/25/2036 •(k)		21,300	20,848

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.856% due 11/25/2035 •	$4,064	$649
5.859% due 10/25/2046 ^~	2,637	2,453

Countrywide Home Equity Loan Trust
5.657% due 03/25/2034 ~	106	108

Crecera Americas LLC
5.563% due 08/31/2020 •	22,300	22,322

Credit-Based Asset Servicing & Securitization CBO Corp.
2.989% due 09/06/2041 •	27,723	2,842

Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 Ø(k)	10,800	11,092

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(k)	4,143	3,775

ECAF Ltd.
4.947% due 06/15/2040	2,369	2,447

EMC Mortgage Loan Trust
2.956% due 12/25/2042 •	7	7
3.446% due 04/25/2042 •	2,873	2,841
5.881% due 04/25/2042 •	2,813	2,491

First Franklin Mortgage Loan Trust
2.976% due 11/25/2036 •(k)	5,000	4,404
3.006% due 12/25/2035 •(k)	23,487	21,848

Glacier Funding CDO Ltd.
2.852% due 08/04/2035 •	10,274	2,591

GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037 Ø	3,117	3,092

GSAMP Trust
4.381% due 06/25/2034 •	1,331	1,274

Hart, Inc.
0.010% due 12/15/2022 «	7,500	6,240

Hout Bay Corp.
2.629% due 07/05/2041 •	34,782	10,243

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.274% due 12/25/2031 ^Ø	604	217

JPMorgan Mortgage Acquisition Corp.
3.126% due 12/25/2035 •(k)	16,459	15,832

KGS-Alpha SBA COOF Trust
1.077% due 04/25/2038 «~(a)	2,234	59

Lehman XS Trust
6.170% due 06/24/2046 Ø	2,564	2,527

Long Beach Mortgage Loan Trust
2.696% due 02/25/2036 •	10,474	8,556
3.026% due 08/25/2045 •(k)	29,012	28,092
3.211% due 11/25/2035 •(k)	16,915	13,376
3.556% due 02/25/2034 •	132	131
3.556% due 06/25/2035 •(k)	32,300	32,051

MASTR Asset-Backed Securities Trust
2.656% due 03/25/2036 •(k)	8,451	6,009
3.076% due 01/25/2036 •	400	391

Mid-State Capital Corp. Trust
6.742% due 10/15/2040 (k)	5,493	6,133

Morgan Stanley ABS Capital, Inc. Trust
2.606% due 11/25/2036 •	1,748	1,192
2.836% due 02/25/2037 •	6,085	3,895
3.541% due 01/25/2035 •	2,000	876

Morgan Stanley Home Equity Loan Trust
2.736% due 04/25/2037 •	30,764	20,178

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	37,800	21,330

Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~	3,112	3,300
8.490% due 10/15/2030 ^	1,235	442

Ocean Trails CLO
7.718% due 08/13/2025 •	1,500	1,413

Option One Mortgage Loan Trust
2.866% due 01/25/2036 •(k)	20,000	17,753

Popular ABS Mortgage Pass-Through Trust
3.756% due 08/25/2035 •(k)	3,663	3,761

Residential Asset Mortgage Products Trust
3.481% due 04/25/2034 •(k)	4,765	4,664

Residential Asset Securities Corp. Trust
2.746% due 08/25/2036 •(k)	11,000	8,421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
2.956% due 11/25/2037 •(k)		$13,000	$12,363

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		11	9,957

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		9	6,498

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(f)		3	2,973

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(f)		80	1,044
0.000% due 01/25/2039 (f)		9,180	3,477
0.000% due 05/25/2040 (f)		9,300	4,812
0.000% due 07/25/2040 «(f)		47	2,703
0.000% due 09/25/2040 (f)		4,003	2,585

Soloso CDO Ltd.
2.728% due 10/07/2037 •		4,800	3,996

Soundview Home Loan Trust
2.786% due 06/25/2037 •		8,562	6,086
3.006% due 03/25/2036 •(k)		16,905	16,014

South Coast Funding Ltd.
2.597% due 01/06/2041 •		155,143	44,164

Structured Asset Securities Corp.
8.506% due 05/25/2032 ^•		7,363	6,083

Symphony CLO Ltd.
7.036% due 07/14/2026 •(k)		4,400	4,118

Tropic CDO Ltd.
2.756% due 07/15/2036 •		4,415	4,016
3.316% due 07/15/2034 •(k)		22,500	21,206

Total Asset-Backed Securities (Cost $603,421)			650,836

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
2.260% due 12/31/2038 Ø(k)	EUR	13,491	8,624
3.375% due 01/15/2023		400	364
3.875% due 01/15/2022 (k)		3,000	2,908
5.250% due 01/15/2028		300	248
6.250% due 11/09/2047		200	165
7.820% due 12/31/2033		405	386
7.820% due 12/31/2033 (k)		13,197	12,841
41.328% (BADLARPP) due 10/04/2022 ~	ARS	138	6
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		2,300	61
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		146,454	3,750
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		6,625	176
59.257% due 06/21/2020 ~(a)		371,732	10,633

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	62
4.950% due 02/11/2020		50	60

Kazakhstan Government International Bond
1.550% due 11/09/2023		300	346
2.375% due 11/09/2028		510	580

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,291	1,602
6.350% due 08/12/2028		6,600	2,059

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)		$590	136
8.250% due 10/13/2024 ^(c)		136	32
9.250% due 09/15/2027 ^(c)		734	174

Total Sovereign Issues (Cost $67,832)			45,213

		SHARES
COMMON STOCKS 1.1%

CONSUMER DISCRETIONARY 0.5%

Caesars Entertainment Corp. (d)		1,283,486	8,715

Desarrolladora Homex S.A.B. de C.V. (d)		719,113	5

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		95,515	12

			8,732

		SHARES	MARKET VALUE (000S)
ENERGY 0.2%

Dommo Energia S.A. «(d)(i)		14,555,779	$2,794

Dommo Energia S.A. SP - ADR «(d)		2,627	67

			2,861

FINANCIALS 0.1%

Ardonagh Group Ltd. «(i)		662,196	816

UTILITIES 0.3%

Eneva S.A. (d)(i)		10,054	42

TexGen Power LLC «		130,864	5,234

			5,276

Total Common Stocks (Cost $30,677)			17,685

PREFERRED SECURITIES 1.3%

BANKING & FINANCE 1.3%

Nationwide Building Society
10.250% ~		115,107	20,503

Total Preferred Securities (Cost $23,834)			20,503

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

VICI Properties, Inc.		594,589	11,166

Total Real Estate Investment Trusts (Cost $7,461)			11,166

SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (j) 3.9%
			59,388

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.3%
(1.412)% due 01/31/2019 - 06/28/2019 (e)(f)	ARS	185,976	5,322

U.S. TREASURY BILLS 1.1%
2.348% due 01/03/2019 - 03/14/2019 (e)(f)(k)(m)(o)		$17,105	17,067

Total Short-Term Instruments (Cost $81,680)			81,777

Total Investments in Securities (Cost $2,390,096)			2,531,499

Total Investments 164.7% (Cost $2,390,096)			$2,531,499

Financial Derivative Instruments (l)(n) (0.8)% (Cost or Premiums, net $(35,120))			(12,714)

Other Assets and Liabilities, net (63.9)%			(982,074)

Net Assets 100.0%			$1,536,711

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	95

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ardonagh Group Ltd.	04/02/2015	$982	$816	0.05%
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	1	2	0.00
Dommo Energia S.A.	12/21/2017 - 12/26/2017	380	2,794	0.18
Eneva S.A.	12/21/2017	43	42	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	9,886	0.65
Preylock Reitman Santa Cruz Mezz LLC 7.887% due 11/09/2022	04/09/2018	5,540	5,526	0.36

		$17,146	$19,066	1.24%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$6,388	U.S. Treasury Notes 2.875% due 09/30/2023	$(6,518)	$6,388	$6,388
AZD	3.200	12/31/2018	01/02/2019	53,000	U.S. Treasury Bonds 2.750% due 11/15/2042	(54,143)	53,000	53,010

Total Repurchase Agreements						$(60,661)	$59,388	$59,398

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	1.150%	11/29/2018	01/29/2019		GBP	(1,607)	$(2,051)
	1.200	11/15/2018	01/08/2019			(2,022)	(2,581)
	1.200	12/05/2018	01/07/2019			(628)	(801)
	3.050	12/11/2018	03/11/2019		$	(1,015)	(1,017)
	3.360	11/29/2018	03/01/2019			(602)	(604)
	3.400	12/19/2018	03/19/2019			(8,434)	(8,445)
	3.425	10/11/2018	01/11/2019			(2,378)	(2,397)
	3.751	12/04/2018	03/05/2019			(64,020)	(64,213)
	3.792	12/19/2018	03/19/2019			(15,441)	(15,464)
	4.029	12/14/2018	TBD	(3)		(24,480)	(24,532)
BRC	2.600	12/24/2018	TBD	(3)		(4,464)	(4,467)
	2.850	12/03/2018	01/03/2019			(2,391)	(2,397)
	3.025	10/11/2018	01/11/2019			(2,471)	(2,488)
	3.200	12/24/2018	TBD	(3)		(25,594)	(25,614)
	3.430	12/14/2018	03/14/2019			(4,154)	(4,162)

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.508%	10/25/2018	01/25/2019		$	(10,642)	$(10,714)
	3.646	11/20/2018	02/20/2019			(9,116)	(9,155)
	3.792	12/21/2018	03/21/2019			(12,086)	(12,101)
	3.799	01/17/2018	01/17/2019			(2,769)	(2,792)
	4.408	04/13/2018	07/05/2019			(1,792)	(1,812)
	4.822	06/27/2017	TBD	(3)		(27,448)	(27,470)
	4.822	01/05/2018	06/27/2019			(4,046)	(4,049)
FOB	2.900	12/06/2018	01/07/2019			(11,484)	(11,509)
JML	(2.000)	11/15/2018	02/13/2019		EUR	(703)	(803)
	(0.320)	11/15/2018	02/13/2019			(9,244)	(10,587)
	(0.300)	11/15/2018	02/13/2019			(911)	(1,043)
	(0.200)	11/21/2018	01/22/2019			(1,023)	(1,172)
	(0.150)	11/09/2018	01/09/2019			(2,028)	(2,323)
	0.900	11/15/2018	02/13/2019		GBP	(4,101)	(5,233)
	0.900	12/28/2018	03/05/2019			(10,938)	(13,943)
	0.950	11/26/2018	01/22/2019			(7,458)	(9,515)
	0.950	12/05/2018	03/05/2019			(21,936)	(27,980)
	1.050	11/15/2018	02/18/2019			(3,317)	(4,234)
JPS	3.325	10/11/2018	01/11/2019		$	(15,987)	(16,110)
MSB	3.891	05/01/2018	05/01/2019			(39,908)	(40,162)
	3.982	02/05/2018	02/05/2019			(13,316)	(13,393)
	3.991	08/27/2018	08/27/2019			(42,263)	(42,416)
	4.006	08/29/2018	08/29/2019			(65,890)	(66,115)
NOM	3.230	11/13/2018	02/13/2019			(2,804)	(2,817)
	3.250	11/19/2018	02/19/2019			(2,855)	(2,866)
	3.250	11/26/2018	02/26/2019			(855)	(858)
	3.290	11/14/2018	02/14/2019			(17,931)	(18,011)
	3.290	12/18/2018	02/14/2019			(3,255)	(3,264)
	4.607	08/04/2017	TBD	(3)		(21,953)	(22,105)
RBC	3.640	10/12/2018	04/12/2019			(17,173)	(17,315)
	4.005	11/15/2018	05/15/2019			(3,303)	(3,321)
RCE	1.700	09/18/2018	01/18/2019		GBP	(3,264)	(4,181)
RCY	3.400	12/17/2018	03/18/2019		$	(5,398)	(5,406)
	3.400	12/19/2018	03/19/2019			(500)	(501)
RDR	2.650	12/10/2018	01/10/2019			(6,469)	(6,480)
	3.050	12/19/2018	03/19/2019			(911)	(912)
RTA	3.260	10/25/2018	04/25/2019			(4,032)	(4,057)
	3.519	07/16/2018	01/16/2019			(4,397)	(4,470)
	3.642	09/24/2018	03/25/2019			(4,107)	(4,149)
	3.653	11/21/2018	02/21/2019			(12,509)	(12,562)
	3.813	12/27/2018	03/27/2019			(18,746)	(18,758)
	3.842	11/07/2018	05/07/2019			(21,955)	(22,086)
	3.855	11/14/2018	05/14/2019			(26,202)	(26,339)
	4.227	10/31/2017	TBD	(3)		(1,710)	(1,722)
SBI	3.387	10/24/2018	01/24/2019			(1,781)	(1,793)
	3.666	11/14/2018	02/14/2019			(21,539)	(21,646)
SOG	(0.050)	11/26/2018	01/28/2019		EUR	(20,160)	(23,099)
	2.960	10/04/2018	01/04/2019		$	(11,241)	(11,324)
	3.020	10/25/2018	01/25/2019			(24,320)	(24,461)
	3.070	12/06/2018	03/06/2019			(3,662)	(3,670)
	3.250	11/15/2018	02/15/2019			(4,492)	(4,511)
	3.250	11/19/2018	02/19/2019			(6,626)	(6,652)
	3.250	12/04/2018	03/05/2019			(8,463)	(8,485)
	3.250	12/19/2018	02/15/2019			(255)	(256)
	3.250	12/21/2018	02/19/2019			(180)	(180)
	3.270	12/07/2018	03/07/2019			(5,315)	(5,328)
	3.290	12/14/2018	03/14/2019			(1,071)	(1,073)
	3.541	11/08/2018	02/08/2019			(21,101)	(21,215)
	3.566	11/14/2018	02/14/2019			(31,580)	(31,733)
	3.568	11/13/2018	02/13/2019			(9,217)	(9,263)
	3.595	11/16/2018	02/19/2019			(7,436)	(7,471)
	3.828	09/14/2018	03/14/2019			(12,985)	(13,008)
UBS	(0.250)	11/15/2018	02/15/2019		EUR	(312)	(358)
	(0.250)	11/21/2018	01/21/2019			(680)	(779)
	(0.250)	11/21/2018	01/22/2019			(361)	(414)
	(0.250)	11/29/2018	01/08/2019			(4,222)	(4,837)
	1.000	11/12/2018	01/14/2019		GBP	(1,401)	(1,788)
	1.200	12/03/2018	02/04/2019			(2,302)	(2,937)
	1.558	10/26/2018	01/28/2019			(8,357)	(10,682)
	2.860	10/04/2018	01/04/2019		$	(2,723)	(2,742)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	97

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.860%	12/17/2018	01/04/2019	$	(1,293)	$(1,295)
	2.880	10/11/2018	01/11/2019		(1,482)	(1,492)
	2.910	10/04/2018	01/04/2019		(1,473)	(1,484)
	3.010	12/31/2018	01/25/2019		(94)	(94)
	3.030	12/13/2018	03/13/2019		(757)	(758)
	3.060	10/25/2018	01/25/2019		(3,154)	(3,173)
	3.120	11/14/2018	02/14/2019		(4,098)	(4,115)
	3.150	11/21/2018	02/21/2019		(14,272)	(14,324)
	3.160	11/02/2018	02/04/2019		(10,283)	(10,338)
	3.200	11/20/2018	02/20/2019		(3,036)	(3,048)
	3.200	11/21/2018	02/21/2019		(334)	(335)
	3.250	11/21/2018	02/21/2019		(1,284)	(1,289)
	3.280	12/12/2018	03/12/2019		(33,223)	(33,287)
	3.280	12/13/2018	03/13/2019		(465)	(466)
	3.290	12/03/2018	03/04/2019		(4,958)	(4,972)
	3.300	12/19/2018	03/19/2019		(20,585)	(20,611)
	3.330	12/12/2018	03/12/2019		(1,439)	(1,442)
	3.350	12/19/2018	03/19/2019		(4,823)	(4,829)
	3.460	10/25/2018	01/25/2019		(1,424)	(1,433)

Total Reverse Repurchase Agreements						$(1,006,534)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
AZD	$53,010	$0	$0	$53,010	$(54,143)	$(1,133)
BPS	0	(122,105)	0	(122,105)	151,368	29,263
BRC	0	(107,221)	0	(107,221)	135,786	28,565
FICC	6,388	0	0	6,388	(6,518)	(130)
FOB	0	(11,509)	0	(11,509)	12,307	798
JML	0	(76,833)	0	(76,833)	88,566	11,733
JPS	0	(16,110)	0	(16,110)	21,206	5,096
MSB	0	(162,086)	0	(162,086)	228,829	66,743
NOM	0	(49,921)	0	(49,921)	60,332	10,411
RBC	0	(20,636)	0	(20,636)	29,151	8,515
RCE	0	(4,181)	0	(4,181)	4,753	572
RCY	0	(5,907)	0	(5,907)	7,678	1,771
RDR	0	(7,392)	0	(7,392)	7,683	291
RTA	0	(94,143)	0	(94,143)	124,748	30,605
SBI	0	(23,439)	0	(23,439)	27,652	4,213
SOG	0	(171,729)	0	(171,729)	199,720	27,991
UBS	0	(133,322)	0	(133,322)	151,043	17,721

Total Borrowings and Other Financing Transactions	$59,398	$(1,006,534)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(99,381)	$(239,439)	$(34,138)	$(372,958)
U.S. Government Agencies	0	0	(6,511)	(17,315)	(23,826)
Non-Agency Mortgage-Backed Securities	0	(34,281)	(109,322)	(226,806)	(370,409)
Asset-Backed Securities	0	(16,110)	(144,809)	(55,323)	(216,242)
Sovereign Issues	0	(23,099)	0	0	(23,099)

Total Borrowings	$0	$(172,871)	$(500,081)	$(333,582)	$(1,006,534)

Payable for reverse repurchase agreements					$(1,006,534)

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

(k)	Securities with an aggregate market value of $1,249,895 and cash of $1,198 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(954,842) at a weighted average interest rate of 3.088%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	19.721%	$14,700	$(505)	$(1,998)	$(2,503)	$0	$(21)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	22.668	1,200	(162)	(249)	(411)	0	(5)
General Electric Co.	1.000	Quarterly	12/20/2020	1.653	700	(18)	10	(8)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	2.039	2,700	(148)	26	(122)	1	0

						$(833)	$(2,211)	$(3,044)	$1	$(26)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	262,100	$(2,249)	$4,281	$2,032	$511	$0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		177,200	3,327	(10,273)	(6,946)	332	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		303,000	7,433	(27,512)	(20,079)	979	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,072	(2,509)	(1,437)	332	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		132,600	(138)	3,330	3,192	514	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2036		19,800	(1,952)	2,919	967	0	(96)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		76,400	(255)	1,282	1,027	0	(436)
Receive	3-Month USD-LIBOR	3.750	Semi-Annual	06/18/2044		12,200	(2,516)	492	(2,024)	0	(80)
Receive	3-Month USD-LIBOR	3.500	Semi-Annual	12/17/2044		44,200	(6,956)	1,621	(5,335)	0	(283)
Receive	3-Month USD-LIBOR	3.250	Semi-Annual	06/17/2045		45,600	(3,730)	346	(3,384)	0	(283)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	128	76	0	(22)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	288	(55)	233	0	(17)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		138,300	2,392	(6,342)	(3,950)	0	(824)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	20,400	84	(426)	(342)	0	(30)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		1,200	(3)	(10)	(13)	0	(2)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	52,170	897	(1,248)	(351)	0	(250)
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		2,600	(16)	(155)	(171)	0	(29)

							$(2,374)	$(34,131)	$(36,505)	$2,668	$(2,352)

Total Swap Agreements							$(3,207)	$(36,342)	$(39,549)	$2,669	$(2,378)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,669	$2,669	$0	$0	$(2,378)	$(2,378)

(m)

Securities with an aggregate market value of $3,041 and cash of $26,960 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	99

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	56,932		$64,997	$0	$(276)
	01/2019		$202	ARS	8,207	12	0

BPS	01/2019	ARS	9,711		$250	0	(8)
	01/2019	BRL	6,028		1,556	0	0
	01/2019		$1,427	ARS	56,669	60	0
	01/2019		1,552	BRL	6,028	3	0
	02/2019	PEN	7,631		$2,250	0	(11)
	03/2019		$230	ARS	9,711	6	0

CBK	01/2019	BRL	24,736		$6,336	0	(47)
	01/2019	GBP	1,220		1,562	7	0
	01/2019		$2,014	ARS	79,806	76	0
	01/2019		6,384	BRL	24,736	0	(2)
	01/2019		6,176	GBP	4,824	0	(25)

DUB	01/2019	BRL	18,708		$4,828	1	0
	01/2019		$4,839	BRL	18,708	0	(12)
	02/2019	BRL	18,708		$4,830	12	0

FBF	01/2019		$3,982	RUB	269,510	0	(125)
	02/2019	ARS	193,018		$4,574	0	(240)

GLM	01/2019	EUR	659		754	0	(1)
	01/2019	GBP	118,507		151,530	431	(10)
	01/2019		$5,227	GBP	4,112	17	0

HUS	01/2019	EUR	386		$439	0	(3)
	01/2019		$485	ARS	19,353	9	0
	01/2019		15,282	MXN	307,220	300	0
	02/2019		102	ARS	4,222	2	0
	04/2019	ARS	2,427		$57	0	0

JPM	01/2019	EUR	468		534	0	(3)
	01/2019	GBP	2,000		2,555	4	0
	01/2019		$150	ARS	5,689	0	(1)
	01/2019		1,345	EUR	1,172	0	(1)
	01/2019		1,990	GBP	1,585	31	0

SOG	02/2019		12,439	RUB	829,268	0	(597)

Total Forward Foreign Currency Contracts						$971	$(1,362)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	1.795%	$	4,600	$(1,243)	$1,158	$0	$(85)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.967		100	(16)	13	0	(3)

BRC	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.795		800	(218)	203	0	(15)

GST	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.795		3,931	(1,070)	998	0	(72)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.967		500	(78)	65	0	(13)

HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.479		240	(34)	32	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.795		7,200	(1,968)	1,836	0	(132)

								$(4,627)	$4,305	$0	$(322)

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$	2,700	$(178)	$(256)	$0	$(434)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058		3,500	(439)	16	0	(423)

FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		26,855	(23,868)	16,353	0	(7,515)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059		100	(11)	0	0	(11)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063		400	(48)	(16)	0	(64)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		600	(55)	4	0	(51)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057		1,500	(234)	62	0	(172)

GST	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063		5,400	(275)	42	0	(233)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		2,200	(294)	(322)	0	(616)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063		6,600	(361)	(699)	0	(1,060)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058		6,700	(839)	30	0	(809)

MYC	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059		700	(85)	5	0	(80)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063		2,200	(117)	(236)	0	(353)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058		3,900	(482)	11	0	(471)

							$(27,286)	$14,994	$0	$(12,292)

Total Swap Agreements							$(31,913)	$19,299	$0	$(12,614)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$12	$0	$0	$12	$(276)	$0	$0	$(276)	$(264)	$0	$(264)
BPS	69	0	0	69	(19)	0	(88)	(107)	(38)	0	(38)
BRC	0	0	0	0	0	0	(15)	(15)	(15)	0	(15)
CBK	83	0	0	83	(74)	0	0	(74)	9	0	9
DUB	13	0	0	13	(12)	0	(857)	(869)	(856)	573	(283)
FBF	0	0	0	0	(365)	0	(7,813)	(8,178)	(8,178)	8,177	(1)
GLM	448	0	0	448	(11)	0	0	(11)	437	(1,050)	(613)
GST	0	0	0	0	0	0	(2,803)	(2,803)	(2,803)	2,688	(115)
HUS	311	0	0	311	(3)	0	(134)	(137)	174	0	174
JPM	35	0	0	35	(5)	0	0	(5)	30	0	30
MYC	0	0	0	0	0	0	(904)	(904)	(904)	719	(185)
SOG	0	0	0	0	(597)	0	0	(597)	(597)	408	(189)

Total Over the Counter	$971	$0	$0	$971	$(1,362)	$0	$(12,614)	$(13,976)

(o)

Securities with an aggregate market value of $12,826 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	101

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$2,668	$2,669

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$971	$0	$971

	$0	$1	$0	$971	$2,668	$3,640

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$26	$0	$0	$2,352	$2,378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,362	$0	$1,362
Swap Agreements	0	12,614	0	0	0	12,614

	$0	$12,614	$0	$1,362	$0	$13,976

	$0	$12,640	$0	$1,362	$2,352	$16,354

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$745	$0	$0	$12,371	$13,116

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,654	$0	$11,654
Swap Agreements	0	914	0	0	0	914

	$0	$914	$0	$11,654	$0	$12,568

	$0	$1,659	$0	$11,654	$12,371	$25,684

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,896)	$0	$0	$(4,490)	$(6,386)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,736)	$0	$(1,736)
Swap Agreements	0	(1,287)	0	0	0	(1,287)

	$0	$(1,287)	$0	$(1,736)	$0	$(3,023)

	$0	$(3,183)	$0	$(1,736)	$(4,490)	$(9,409)

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$70,332	$31,940	$102,272
Corporate Bonds & Notes
Banking & Finance	0	224,025	9,886	233,911
Industrials	0	240,520	733	241,253
Utilities	0	55,585	0	55,585
Convertible Bonds & Notes
Industrials	0	5,466	0	5,466
Municipal Bonds & Notes
Illinois	0	1,972	0	1,972
Texas	0	102	0	102
West Virginia	0	5,395	0	5,395
U.S. Government Agencies	0	65,997	0	65,997
Non-Agency Mortgage-Backed Securities	0	978,560	13,806	992,366
Asset-Backed Securities	0	621,362	29,474	650,836
Sovereign Issues	0	45,213	0	45,213
Common Stocks
Consumer Discretionary	8,732	0	0	8,732
Energy	0	0	2,861	2,861
Financials	0	0	816	816
Utilities	42	0	5,234	5,276
Preferred Securities
Banking & Finance	0	20,503	0	20,503
Real Estate Investment Trusts
Real Estate	11,166	0	0	11,166

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short-Term Instruments
Repurchase Agreements	$0	$59,388	$0	$59,388
Argentina Treasury Bills	0	5,322	0	5,322
U.S. Treasury Bills	0	17,067	0	17,067

Total Investments	$19,940	$2,416,809	$94,750	$2,531,499

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,669	0	2,669
Over the counter	0	971	0	971

	$0	$3,640	$0	$3,640

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,378)	0	(2,378)
Over the counter	0	(13,976)	0	(13,976)

	$0	$(16,354)	$0	$(16,354)

Total Financial Derivative Instruments	$0	$(12,714)	$0	$(12,714)

Totals	$19,940	$2,404,095	$94,750	$2,518,785

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$16,305	$17,285	$(6,109)	$(29)	$(221)	$(1,196)	$5,905	$0	$31,940	$(1,141)
Corporate Bonds & Notes
Banking & Finance	20,271	0	(9,700)	0	42	(727)	0	0	9,886	(703)
Industrials	764	0	(4)	1	0	(28)	0	0	733	(28)
Non-Agency Mortgage-Backed Securities	23,705	0	(1,222)	5	84	206	0	(8,972)	13,806	(35)
Asset-Backed Securities	40,927	3,239	0	155	0	(3,973)	0	(10,874)	29,474	(2,452)
Common Stocks
Energy	4,077	0	0	0	0	(1,216)	0	0	2,861	(1,216)
Financials	1,049	0	0	0	0	(233)	0	0	816	(233)
Utilities	4,147	0	0	0	0	1,087	0	0	5,234	1,087

Totals	$111,245	$20,524	$(17,035)	$132	$(95)	$(6,080)	$5,905	$(19,846)	$94,750	$(4,721)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	103

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

December 31, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2018	Valuation Technique	Unobservable Inputs		Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$197	Proxy Pricing	Base Price		98.326
	31,743	Third Party Vendor	Broker Quote		88.000-100.125
Corporate Bonds & Notes
Banking & Finance	9,886	Reference Instrument	Option Adjusted Spread		625.508 bps
Industrials	2	Proxy Pricing	Base Price		0.069
	731	Reference Instrument	Yield		11.566
Non-Agency Mortgage-Backed Securities	4,902	Proxy Pricing	Base Price		4.365-99.000
	8,904	Third Party Vendor	Broker Quote		91.250-93.000
Asset-Backed Securities	29,474	Proxy Pricing	Base Price		2.641-120,000.000
Common Stocks
Energy	2,861	Other Valuation Techniques(2)	—		—
Financials	816	Fundamental Valuation	Company Equity Value	GBP	659,300,000.000
Utilities	5,234	Indicative Market Quotation	Broker Quote		40.000

Total	$94,750

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

December 31, 2018 (Unaudited)

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23, 1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Income Opportunity Fund	September 12, 2007

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012

PIMCO Dynamic Income Fund	January 19, 2011

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at

SEMIANNUAL REPORT	DECEMBER 31, 2018	105

Notes to Financial Statements (Cont.)

the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Income Opportunity Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. RCS has applied to the IRS for a change in accounting method which, if granted, will result in RCS, for tax years ending after June 30, 2018, accounting for mortgage dollar rolls as a sale or exchange for U.S. federal income tax purposes. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related tax consequences.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other

106	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class less any liabilities by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

SEMIANNUAL REPORT	DECEMBER 31, 2018	107

Notes to Financial Statements (Cont.)

pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining

108	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2018	109

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the

110	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at December 31, 2018 (amounts in thousands†, except number of shares).

PIMCO Dynamic Credit and Mortgage Income Fund

Security Name	Shares Held at 06/30/2018	Shares Purchased	Shares Sold	Shares Held at 12/31/2018	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income

Sierra Hamilton Holder LLC	30,136,800	0	0	30,136,800	$0	$(765)	$10,091	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of

SEMIANNUAL REPORT	DECEMBER 31, 2018	111

Notes to Financial Statements (Cont.)

prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust

112	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

SEMIANNUAL REPORT	DECEMBER 31, 2018	113

Notes to Financial Statements (Cont.)

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying

114	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(d) Mortgage Dollar Rolls  Mortgage dollar rolls involve a Fund selling securities for delivery in the current month and simultaneously

SEMIANNUAL REPORT	DECEMBER 31, 2018	115

Notes to Financial Statements (Cont.)

contracting to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statements of Operations. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. Dollar rolls involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price, please see Note 7, Principal Risks. For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions. Subject to IRS approval, for tax years ending after June 30, 2018, RCS intends to account for mortgage dollar rolls in each case as a sale or exchange. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related tax consequences.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the

116	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

SEMIANNUAL REPORT	DECEMBER 31, 2018	117

Notes to Financial Statements (Cont.)

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (if any), the Fund will count derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements,

such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

118	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap

SEMIANNUAL REPORT	DECEMBER 31, 2018	119

Notes to Financial Statements (Cont.)

agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly,

120	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

as interest rates in general. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as

SEMIANNUAL REPORT	DECEMBER 31, 2018	121

Notes to Financial Statements (Cont.)

drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. OTC derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

122	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Income Opportunity Fund	1.055%	(1)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)

PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

SEMIANNUAL REPORT	DECEMBER 31, 2018	123

Notes to Financial Statements (Cont.)

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO-Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds other than PIMCO Energy and Tactical Credit Opportunities Fund.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages among PMAT, the PIMCO Interval Funds and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an

124	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PCM Fund, Inc.	$567	$265

PIMCO Global StocksPLUS® & Income Fund	89	7,321

PIMCO Income Opportunity Fund	8,655	1,824

PIMCO Strategic Income Fund, Inc.	3,039	1,432

PIMCO Dynamic Credit and Mortgage Income Fund	69,574	12,974

PIMCO Dynamic Income Fund	41,795	6,529

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are also indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$1,132	$1,406	$13,904	$8,444

PIMCO Global StocksPLUS® & Income Fund	325,656	319,320	22,569	17,542

PIMCO Income Opportunity Fund	0	4,501	75,694	53,281

PIMCO Strategic Income Fund, Inc.	92,223	102,874	62,438	13,730

PIMCO Dynamic Credit and Mortgage Income Fund	4,703	38,485	676,633	417,646

PIMCO Dynamic Income Fund	2,334	15,730	306,587	140,554

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Income Fund. Pursuant to the shelf registration, PIMCO Dynamic Income Fund may offer and sell, from time to time, in one or more offerings, up to 9,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Dynamic Income Fund Common Shares are subject to an aggregate cap of $275,685,250. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the period ended December 31, 2018, the Fund sold 1,701,693 Common Shares. Proceeds from the offerings during the period ended December 31, 2018 (net of commissions and fees) were $54,996,940.

On July 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Income Opportunity Fund. Pursuant to the shelf registration, PIMCO Income Opportunity Fund may offer and sell, from time to time, in one or more

SEMIANNUAL REPORT	DECEMBER 31, 2018	125

Notes to Financial Statements (Cont.)

offerings, up to 3,000,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Opportunity Fund Common Shares are subject to an aggregate cap of $85,000,000. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the period ended December 31, 2018, the Fund sold 419,884 Common Shares. Proceeds from the offerings during the period ended December 31, 2018 (net of commissions and fees) were $11,276,841.

14. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PCILS I LLC and PDILS I LLC were formed on March 7, 2013 and March 12, 2013, respectively. PIMCO Dynamic Income Credit and Mortgage Fund’s and PIMCO Dynamic Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. The net assets of PCILS I LLC and PDILS I LLC as of period end represented 1.0% and 0.4%, respectively, of each respective Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PCM Fund, Inc.	$0	$1,314

PIMCO Global StocksPLUS® & Income Fund	24,381	0

PIMCO Income Opportunity Fund	0	5,431

PIMCO Strategic Income Fund, Inc.	28,047	0

PIMCO Dynamic Credit and Mortgage Income Fund	112,745	52,030

PIMCO Dynamic Income Fund	0	22,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.

126	PIMCO CLOSED-END FUNDS

December 31, 2018 (Unaudited)

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PCM Fund, Inc.	$168,425	$18,341	$(16,115)	$2,226

PIMCO Global StocksPLUS® & Income Fund	193,599	11,964	(32,877)	(20,913)

PIMCO Income Opportunity Fund	506,116	53,114	(38,768)	14,346

PIMCO Strategic Income Fund, Inc.	1,249,853	28,857	(55,044)	(26,187)

PIMCO Dynamic Credit and Mortgage Income Fund	5,465,502	420,093	(473,436)	(53,343)

PIMCO Dynamic Income Fund	2,354,882	328,578	(204,642)	123,936

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. RCS has applied to the IRS for a change in accounting method which, if granted, will result in RCS, for tax years ending after June 30, 2018, accounting for mortgage dollar rolls as a sale or exchange for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. Assuming the IRS grants the change in accounting method, the Fund will account for mortgage dollar rolls as sales or exchanges for tax years ending after June 30, 2018, and the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is uncertain. If the Internal Revenue Service were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Thus if the IRS approves the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 2, 2019, the following distributions were declared to common shareholders payable February 1, 2019 to shareholders of record on January 14, 2019:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.122000 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.072000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

SEMIANNUAL REPORT	DECEMBER 31, 2018	127

Notes to Financial Statements (Cont.)

December 31, 2018 (Unaudited)

On February 1, 2019, the following distributions were declared to common shareholders payable March 1, 2019 to shareholders of record on February 11, 2019:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.122000 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.072000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

There were no other subsequent events identified that require recognition or disclosure.

128	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RCE	Royal Bank of Canada Europe Limited

BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	RCY	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RTA	Bank of New York Mellon Corp.

BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	SCX	Standard Chartered Bank

CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	SGY	Societe Generale, New York

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	SOG	Societe Generale

DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC

FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

CHF	Swiss Franc

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	CMBX	Commercial Mortgage-Backed Index	NDDUEAFE	MSCI EAFE Index

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CBO	Collateralized Bond Obligation	PIK	Payment-in-Kind

SEMIANNUAL REPORT	DECEMBER 31, 2018	129

Changes to Boards of Trustees

(Unaudited)

Effective January 1, 2019, Craig Dawson resigned from the Board of each Fund.

Effective January 1, 2019, Sarah Cogan was appointed by the Board of Trustees/Directors of each Fund as a Class I Director of PCM, a Class II Trustee of PKO, a Class III Trustee of PCI, a Class I Director of RCS, a Class III Trustee of PGP and Class III Trustee of PDI.

Effective January 1, 2019, David Fisher was appointed by the Board of Trustees/Directors of each Fund as a Class III Director of PCM, a Class III Trustee of PKO, a Class II Trustee of PCI, a Class III Director of RCS, a Class I Trustee of PGP and a Class II Trustee of PDI.

130	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4010SAR_123118

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)        Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)        Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)        None.

(a)(4)        There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)             Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Credit and Mortgage Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2019

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2019